[LOGO OF THE BRINSON FUNDS]   THE BRINSON FUNDS


                           209 South LaSalle Street
                            Chicago, IL 60604-1295

                                  PROSPECTUS

                              September 15, 1998

     This Prospectus describes the Brinson Fund-Class I shares of the investment portfolios offered by The Brinson Funds (the "Trust"). The Trust is a no-load, open-end management investment company advised by Brinson Partners, Inc. ("Brinson Partners" or the "Advisor"), which currently offers eight distinct investment portfolios: Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund (each a "Series" and collectively, the "Series"). Each Series offers three separate classes of shares-the Brinson Fund-Class I, the Brinson Fund-Class N and the UBS Investment Funds class. The Brinson Fund-Class I shares of the Series are referred to herein as the: Brinson Global Fund, Brinson Global Equity Fund, Brinson Global Bond Fund, Brinson U.S. Balanced Fund, Brinson U.S. Equity Fund, Brinson U.S. Large Capitalization Equity Fund, Brinson U.S. Bond Fund and Brinson Non-U.S. Equity Fund (each a "Fund" and collectively, the "Brinson Funds" or "Funds"). This Prospectus pertains only to the Brinson Fund-Class I shares, which are designed primarily for institutional investors, do not have a sales load and are not subject to annual 12b-1 plan expenses. The Brinson Fund-Class N shares do not have a sales load, but are subject to annual Rule 12b-1 plan expenses. Further information relating to the Brinson Fund-Class N shares may be obtained by calling 1-800-448 2430. The UBS Investment Funds class of shares do not have a sales load, but have slightly higher Rule 12b-1 fees and a lower minimum investment requirement. Further information relating to the UBS Investment Funds class shares may be obtained by calling 1-800-794-7753.

     This Prospectus sets forth concisely the information a prospective investor should know before investing in the Class I shares of any of the Brinson Funds. Investors should read and retain this Prospectus for future reference. Additional information about the Funds and the other classes of shares of the Trust's investment portfolios is contained in the Statement of Additional Information dated September 15, 1998, as amended from time to time, which has been filed with the U.S. Securities and Exchange Commission and is available upon request and without charge from the Trust at the addresses and telephone numbers below. The Statement of Additional Information is incorporated by reference into this Prospectus. The Statement of Additional Information, material incorporated by reference into this Prospectus, and other information regarding the Trust and each of the Series is maintained electronically with the U.S. Securities and Exchange Commission at its Internet Web site (http://www.sec.gov).

     AN INVESTMENT IN ANY OF THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN ANY OF THE FUNDS IS NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. AN INVESTMENT IN ANY SERIES INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Underwriter:                           Advisor:
Funds Distributor, Inc.                Brinson Partners, Inc.
60 State Street                        209 South LaSalle Street
Suite 1300                             Chicago, IL 60604-1295
Boston, MA 02109                       1-800-448-2430
1-800-448-2430

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Annual Fund Operating Expenses.............................................   3
Financial Highlights.......................................................   4
Prior Performance of the Advisor...........................................   6
Description of the Funds...................................................   8
Investment Objectives and Policies.........................................   8
  Global Fund..............................................................   8
  Global Equity Fund.......................................................   9
  Global Bond Fund.........................................................   9
  U.S. Balanced Fund.......................................................  10
  U.S. Equity Fund.........................................................  10
  U.S. Large Capitalization Equity Fund....................................  10
  U.S. Bond Fund...........................................................  11
  Non-U.S. Equity Fund.....................................................  11
Investment Considerations and Risks........................................  12
Management of the Trust....................................................  15
Portfolio Management.......................................................  16
Administration of the Trust................................................  16
Purchase of Shares.........................................................  18
Account Options............................................................  20
Redemption of Shares.......................................................  20
Net Asset Value............................................................  23
Dividends, Distributions and Taxes.........................................  25
General Information........................................................  26
Performance Information....................................................  28
Appendix A.................................................................  30

  THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY JURISDICTION OR TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS TO MAKE SUCH AN OFFER OR SOLICITATION. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                            TOTAL FUND
                                                                        OPERATING EXPENSES
                                                                        (AFTER FEE WAIVER
BRINSON FUND CLASS I        MANAGEMENT FEES         OTHER EXPENSES          AND/OR EXPENSE
SHARES                   (AFTER FEE WAIVER)/1/ (AFTER REIMBURSEMENT)/1/   REIMBURSEMENT)/1/
--------------------     --------------------- ------------------------ ------------------
Global Fund ............         0.80%                  0.14%                 0.94%
Global Equity Fund......         0.78%                  0.22%                 1.00%
Global Bond Fund........         0.69%                  0.21%                 0.90%
U.S. Balanced Fund......         0.69%                  0.11%                 0.80%
U.S. Equity Fund........         0.70%                  0.10%                 0.80%
U.S. Large Capitaliza-
 tion Equity Fund.......         0.00%                  0.80%                 0.80%
U.S. Bond Fund..........         0.26%                  0.34%                 0.60%
Non-U.S. Equity Fund....         0.80%                  0.20%                 1.00%

----------

/1/Pursuant to the terms of the Investment Advisory Agreements between the Trust on behalf of each Series and the Advisor, the Advisor is entitled to receive a monthly fee at the following annual rates for each of the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund: 0.80%, 0.80%, 0.75%, 0.70%, 0.70%, 0.70%, 0.50%, and 0.80%,
   respectively. The Advisor has irrevocably agreed to waive its fees and reimburse certain expenses so that the total operating expenses of the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund will never exceed 1.10%, 1.00%, 0.90%, 0.80%, 0.80%, 0.80%,
   0.60% and 1.00%, respectively. Had the Advisor not irrevocably agreed to waive fees and reimburse expenses, the total fund operating expenses for the Brinson Fund Class I shares of the Series for the fiscal year ended June 30, 1998 for the Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Large Capitalization Equity Fund, and U.S. Bond Fund would have been 1.02%, .96%, .81%, 1.59%, and .84%, respectively. The fees and expenses for the U.S. Large Capitalization Equity Fund are based on the period from April 6, 1998 (commencement of operations) to June 30, 1998.

EXAMPLE: Based on the level of expenses listed above after fee waiver or expense reimbursement, the total expenses relating to an investment of $1,000 would be as follows, assuming a 5% annual return and redemption at the end of each time period.

BRINSON FUND CLASS I SHARES                      1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------                      ------ ------- ------- --------
Global Fund.....................................  $10     $30     $52     $115
Global Equity Fund..............................  $10     $32     $55     $122
Global Bond Fund................................  $ 9     $29     $50     $111
U.S. Balanced Fund..............................  $ 8     $26     $44     $ 99
U.S. Equity Fund................................  $ 8     $26     $44     $ 99
U.S. Large Capitalization Equity Fund...........  $ 8     $26     $44     $ 99
U.S. Bond Fund..................................  $ 6     $19     $33     $ 75
Non-U.S. Equity Fund............................  $10     $32     $55     $122

  The foregoing table is designed to assist the investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly.

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THE EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, A FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN ACTUAL RETURNS GREATER OR LESS THAN 5%.

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FINANCIAL HIGHLIGHTS

  The selected financial information in the following table has been audited by the Funds' independent auditors, whose unqualified reports thereon (the "Reports") appear in the Funds' Annual Report to Shareholders dated June 30, 1998 (the "Annual Report"). Additional performance and financial data and related notes are contained in the Annual Report, which is available without charge upon request. The Funds' Financial Statements for the fiscal year ended June 30, 1998 and the Reports are incorporated by reference into the Statement of Additional Information.

FINANCIAL HIGHLIGHTS--FISCAL YEARS ENDED JUNE 30

  The following table presents financial data relating to a share of beneficial interest outstanding throughout the periods presented. This information has been derived from the Funds' financial statements.

                           INCOME (LOSS) FROM INVESTMENT
                                     OPERATIONS                  LESS DISTRIBUTIONS
                           -------------------------------- -----------------------------
                                                            DISTRIBU-
                                                   TOTAL      TIONS   DISTRIBU-
                                                   INCOME   FROM AND    TIONS              NET                 NET
                                         NET       (LOSS)   IN EXCESS FROM AND            ASSET              ASSETS,
                 NET ASSET   NET      REALIZED      FROM     OF NET   IN EXCESS           VALUE-    TOTAL     END OF
                  VALUE-   INVEST-       AND      INVEST-    INVEST-   OF NET     TOTAL    END     RETURN     PERIOD
                 BEGINNING  MENT     UNREALIZED     MENT      MENT    REALIZED  DISTRIBU-   OF      (NON-      (IN
YEAR             OF PERIOD INCOME    GAIN (LOSS) OPERATIONS  INCOME     GAIN      TIONS   PERIOD ANNUALIZED)  000S)
----             --------- -------   ----------- ---------- --------- --------- --------- ------ ----------- --------
BRINSON GLOBAL FUND-CLASS I (Commencement of Operations August 31, 1992)/2/
1993............  $10.00    0.26        0.81        1.07     (0.20)      --      (0.20)   $10.87   10.76 %   $191,389
1994............  $10.87    0.33       (0.23)       0.10     (0.27)    (0.27)    (0.54)   $10.43    0.77 %   $278,859
1995............  $10.43    0.43        0.86        1.29     (0.27)    (0.10)    (0.37)   $11.35   12.57 %   $365,678
1996............  $11.35    0.44        1.37        1.81     (0.62)    (0.32)    (0.94)   $12.22   16.38 %   $457,933
1997............  $12.22    0.38        1.79        2.17     (0.61)    (0.65)    (1.26)   $13.13   18.79 %   $586,667
1998............  $13.13    0.37        0.62        0.99     (0.65)    (0.70)    (1.35)   $12.77    8.28 %   $667,745
BRINSON GLOBAL EQUITY FUND-CLASS I (Commencement of Operations January 28, 1994)/2/
1994............  $10.00    0.07       (0.54)      (0.47)    (0.04)      --      (0.04)   $ 9.49   (4.70)%   $ 20,642
1995............  $ 9.49    0.18        0.39        0.57     (0.04)    (0.09)    (0.13)   $ 9.93    6.06 %   $ 20,706
1996............  $ 9.93    0.18        2.29        2.47     (0.14)    (0.69)    (0.83)   $11.57   25.66 %   $ 27,126
1997............  $11.57    0.16        2.14        2.30     (0.12)    (0.99)    (1.11)   $12.76   21.26 %   $ 48,054
1998............  $12.76    0.22        0.78        1.00     (0.17)    (1.05)    (1.22)   $12.54    8.99 %   $ 22,724
BRINSON GLOBAL BOND FUND-CLASS I (Commencement of Operations July 30, 1993)/2/
1994............  $10.00    0.45       (0.52)      (0.07)    (0.28)    (0.10)    (0.38)   $ 9.55   (0.79)%   $ 36,849
1995............  $ 9.55    0.50        0.58        1.08     (0.24)      --      (0.24)   $10.39   11.34 %   $ 51,863
1996............  $10.39    0.84        0.31        1.15     (1.40)    (0.10)    (1.50)   $10.04   11.50 %   $ 41,066
997.............  $10.04    0.67        0.08        0.75     (0.96)    (0.19)    (1.15)   $ 9.64    7.71 %   $ 54,157
1998............  $ 9.64    0.43/3/    (0.18)       0.25     (0.31)    (0.17)    (0.48)   $ 9.41    2.69 %   $ 91,274
                          RATIOS/SUPPLEMENTAL DATA
                 -------------------------------------------
                                           RATIO OF NET
                   RATIO OF EXPENSES     INVESTMENT INCOME
                    TO AVERAGE NET        TO AVERAGE NET
                        ASSETS                ASSETS
                 --------------------- ---------------------
                                                                        AVERAGE
                   BEFORE     AFTER      BEFORE     AFTER               COMMIS-
                  EXPENSE    EXPENSE    EXPENSE    EXPENSE   PORTFOLIO   SION
                 REIMBURSE- REIMBURSE- REIMBURSE- REIMBURSE- TURNOVER  RATE PAID
YEAR                MENT       MENT       MENT       MENT      RATE    PER SHARE
----             ---------- ---------- ---------- ---------- --------- ---------
BRINSON GLOBAL FUND-CLASS I (Commencement of Operations August 31, 1992)/2/
1993............  1.35%/1/   1.05%/1/   3.26%/1/   3.56%/1/    149%       N/A
1994............  1.14%      1.10%      3.21%      3.25%       231%       N/A
1995............  1.09%        N/A      4.27%        N/A       238%       N/A
1996............  1.04%        N/A      3.69%        N/A       142%     $0.0291
1997............  0.99%        N/A      3.03%        N/A       150%     $0.0326
1998............  0.94%        N/A      2.70%        N/A        88%     $0.0274
BRINSON GLOBAL EQUITY FUND-CLASS I (Commencement of Operations January 28, 1994)/2/
1994............  2.65%/1/   1.00%/1/   0.24%/1/   1.89%/1/     21%       N/A
1995............  2.06%      1.00%      0.71%      1.77%        36%       N/A
1996............  1.77%      1.00%      0.57%      1.34%        74%     $0.0288
1997............  1.25%      1.00%      1.35%      1.60%        32%     $0.0246
1998............  1.02%      1.00%      1.29%      1.31%        46%     $0.0254
BRINSON GLOBAL BOND FUND-CLASS I (Commencement of Operations July 30, 1993)/2/
1994............  1.78%/1/   0.90%/1/   4.03%/1/   4.91%/1/    189%       N/A
1995............  1.43%      0.90%      5.53%      6.06%       199%       N/A
1996............  1.65%      0.90%      4.98%      5.73%       184%       N/A
997.............  1.32%      0.90%      4.90%      5.32%       235%       N/A
1998............  0.96%      0.90%      4.47%      4.53%       151%       N/A

/1/Annualized
/2/Formerly known as the Brinson Fund Class shares; redesignated as the Brinson Fund-Class I shares on June 30, 1997
/3/The net investment income per share data was determined by using average shares outstanding throughout the period
N/A=Not Applicable

                           INCOME (LOSS) FROM INVESTMENT
                                     OPERATIONS                LESS DISTRIBUTIONS
                           ------------------------------ -----------------------------
                                                 TOTAL              DISTRIBU-
                                                 INCOME   DISTRIBU-   TIONS               NET                 NET
                                       NET       (LOSS)     TIONS   FROM AND             ASSET               ASSETS
                 NET ASSET   NET    REALIZED      FROM    FROM NET  IN EXCESS           VALUE-     TOTAL     END OF
                  VALUE-   INVEST-     AND      INVEST-    INVEST-   OF NET     TOTAL     END     RETURN     PERIOD
                 BEGINNING  MENT   UNREALIZED     MENT      MENT    REALIZED  DISTRIBU-   OF       (NON-      (IN
YEAR             OF PERIOD INCOME  GAIN (LOSS) OPERATIONS  INCOME     GAIN      TIONS   PERIOD  ANNUALIZED)  000S)
----             --------- ------- ----------- ---------- --------- --------- --------- ------- ----------- --------
BRINSON U.S. BALANCED FUND-CLASS I (Commencement of Operations December 30, 1994)(2)
1995............  $10.00   0.23       1.16        1.39     (0.16)      --      (0.16)   $ 11.23   13.91 %   $157,724
1996............  $11.23   0.44       1.04        1.48     (0.43)    (0.57)    (1.00)   $ 11.71   13.52 %   $227,829
1997............  $11.71   0.47       1.29        1.76     (0.40)    (0.54)    (0.94)   $ 12.53   15.50 %   $282,860
1998............  $12.53   0.49/3/    0.93        1.42     (0.77)    (0.94)    (1.71)   $ 12.24   12.19 %   $ 80,556
BRINSON U.S. EQUITY FUND-CLASS I (Commencement of Operations February 22, 1994)(2)
1994............  $10.00   0.05      (0.36)      (0.31)    (0.04)      --      (0.04)   $  9.65   (3.10)%   $  8,200
1995............  $ 9.65   0.16       1.89        2.05     (0.14)    (0.03)    (0.17)   $ 11.53   21.45 %   $ 42,573
1996............  $11.53   0.17       3.31        3.48     (0.17)    (0.25)    (0.42)   $ 14.59   30.57 %   $126,342
1997............  $14.59   0.15       4.27        4.42     (0.14)    (1.23)    (1.37)   $ 17.64   31.87 %   $337,949
1998............  $17.64   0.19       3.39        3.58     (0.18)    (1.13)    (1.31)   $ 19.91   21.48 %   $605,768
BRINSON U.S. LARGE CAPITALIZATION EQUITY FUND-CLASS I (Commencement of Operations April 6, 1998)
1998............  $10.00   0.02      (0.20)      (0.18)    (0.02)      --      (0.02)   $  9.80   (1.83)%   $    154
BRINSON U.S. BOND FUND-CLASS I (Commencement of Operations August 31, 1995)(2)
1996............  $10.00   0.50      (0.14)       0.36     (0.40)    (0.03)    (0.43)   $  9.93    3.60 %   $  9,047
1997............  $ 9.93   0.51/3/    0.32        0.83     (0.52)      --      (0.52)   $ 10.24    8.45 %   $ 22,421
1998............  $10.24   0.53       0.53        1.06     (0.58)    (0.14)     (.72)   $ 10.58   10.60 %   $ 38,874
BRINSON NON-U.S. EQUITY FUND-CLASS I (Commencement of Operations August 31, 1993)(2)(4)
1994............  $10.00   0.10      (0.34)      (0.24)    (0.07)      --      (0.07)   $  9.69   (2.45)%   $ 71,544
1995............  $ 9.69   0.15      (0.16)      (0.01)      --        --        --     $  9.68   (0.10)%   $148,319
1996............  $ 9.68   0.18       2.05        2.23     (0.18)    (0.56)    (0.74)   $ 11.17   23.64 %   $212,366
1997............  $11.17   0.18       1.97        2.15     (0.17)    (0.56)    (0.73)   $ 12.59   20.27 %   $420,855
1998............  $12.59   0.18       0.30        0.48     (0.18)    (0.74)    (0.92)   $ 12.15    4.78 %   $439,329
                          RATIOS/SUPPLEMENTAL DATA
                 -------------------------------------------
                                           RATIO OF NET
                   RATIO OF EXPENSES     INVESTMENT INCOME
                    TO AVERAGE NET        TO AVERAGE NET
                        ASSETS                ASSETS
                 --------------------- ---------------------
                                                                        AVERAGE
                   BEFORE     AFTER      BEFORE     AFTER               COMMIS-
                  EXPENSE    EXPENSE    EXPENSE    EXPENSE   PORTFOLIO   SION
                 REIMBURSE- REIMBURSE- REIMBURSE- REIMBURSE- TURNOVER  RATE PAID
YEAR                MENT       MENT       MENT       MENT      RATE    PER SHARE
----             ---------- ---------- ---------- ---------- --------- ---------
BRINSON U.S. BALANCED FUND-CLASS I (Commencement of Operations December 30, 1994)(2)
1995............  1.06%/1/   0.80%/1/   4.36 %/1/  4.63%/1/    196%       N/A
1996............  1.01%      0.80%      3.76 %     3.97%       240%     $0.0481
1997............  0.88%      0.80%      3.78 %     3.86%       329%     $0.0441
1998............  0.81%      0.80%      3.88 %     3.89%       194%     $0.0549
BRINSON U.S. EQUITY FUND-CLASS I (Commencement of Operations February 22, 1994)(2)
1994............  5.40%/1/   0.80%/1/  (2.82)%/1/  1.78%/1/      9%       N/A
1995............  1.70%      0.80%      1.09 %     1.99%        33%       N/A
1996............  1.14%      0.80%      1.13 %     1.47%        36%     $0.0457
1997............  0.89%      0.80%      1.06 %     1.15%        43%     $0.0422
1998............  0.80%        N/A      1.12 %       N/A        42%     $0.0469
BRINSON U.S. LARGE CAPITALIZATION EQUITY FUND-CLASS I (Commencement of Operations April 6, 1998)
1998............  1.59%/1/   0.80%/1/   0.52 %/1/  1.31%/1/     12%     $0.0350
BRINSON U.S. BOND FUND-CLASS I (Commencement of Operations August 31, 1995)(2)
1996............  3.63%/1/   0.60%/1/   3.00 %/1/  6.03%/1/    363%       N/A
1997............  1.65%      0.60%      5.14 %     6.19%       410%       N/A
1998............  0.84%      0.60%      5.61 %     5.85%       198%       N/A
BRINSON NON-U.S. EQUITY FUND-CLASS I (Commencement of Operations August 31, 1993)(2)(4)
1994............  1.60%/1/   1.00%/1/   1.28 %/1/  1.88%/1/     12%       N/A
1995............  1.23%      1.00%      1.93 %     2.16%        14%       N/A
1996............  1.20%      1.00%      1.67 %     1.87%        20%     $0.0219
1997............  1.00%        N/A      1.83 %       N/A        25%     $0.0245
1998............  1.00%        N/A      1.52 %       N/A        49%     $0.0221

-----
/1/Annualized
/2/Formerly known as the Brinson Fund Class shares; redesignated as the Brinson Fund-Class I shares on June 30, 1997
/3/The net investment income per share data was determined by using average shares outstanding throughout the period
/4/During the year ended June 30, 1998, the Non-U.S. Equity Fund (the "Fund") had total borrowings of $32,600,000 outstanding for 1 day (June 29, 1998) under the Trust's agreement with The Chase Manhattan Bank to provide a 364-day $100 million committed line of credit. The Fund had 36,449,018.679 shares outstanding on June 29, 1998, and the amount of debt per share was $12.05. At June 30, 1998, the Fund had no debt outstanding.
N/A = Not Applicable

PRIOR PERFORMANCE OF ADVISOR

  The following table sets forth the Advisor's performance data relating to the historical performance of funds contained within an institutional collective investment trust ("CIT") (described below) managed by the Advisor. Such CITs have investment objectives, policies, strategies and risks substantially similar to those of the various Series of the Trust. The data is provided to illustrate the past performance of the Advisor in managing investment portfolios which are substantially similar to each applicable Series of The Brinson Funds as measured against specified market indices. The performance data of the Class I shares of each Series of the Trust is also included in the table.

  The Advisor adopted the Performance Presentation Standards of the Association for Investment Management and Research (AIMR Standards) as of January 1, 1993. The CIT returns presented in this Prospectus are the responsibility of the Advisor. They are presented in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR--PPS(TM)). AIMR has not been involved with the preparation or review of these returns.

  Investment results are time-weighted performance calculations representing total return. Returns are calculated using geometric linking of monthly returns. Each composite is a single entity composite, consisting of the assets of each applicable fund of the Brinson Trust Company Collective Investment Trust for Pension and Profit Sharing Trusts, or its predecessors, which may be a single client. Clients must be an ERISA or governmental employee benefit plan in order to qualify to invest in a CIT. Composites are valued monthly, taking into account cash flows. All realized and unrealized capital gains and losses, as well as all dividends and interest from investments and cash balances, are included. Investment transactions are accounted for on a trade date basis. Total returns for the CIT composites exclude the impact of administrative expenses and the impact of any income taxes an investor might have incurred as a result of taxable ordinary income and capital gains realized by the CIT.

  The composite for each CIT is composed of all actual fee-paying, discretionary client portfolios invested in the CIT. No alterations of composites as presented here have occurred due to changes in personnel. Accounts of all sizes invested in each CIT are included in composite performance and no minimum account relationship size was set for inclusion in the composites as the individual account size does not impact portfolio management style. CITs are not subject to certain expenses, investment limitations, diversification requirements and restrictions to which the Series are subject and which are imposed by the Investment Company Act of 1940 (the "Act") and the Internal Revenue Code of 1986, as amended. Had such expenses, limitations, requirements and restrictions been applicable to the CITs, the performance results of the CIT composites could have been adversely affected. The CIT's performance presented does not represent the historical performance of the Series and should not be interpreted as indicative of future performance of the Series.

                                                         AVERAGE ANNUAL
                                                     --------------------------
                                               ONE    TWO   THREE  FIVE    TEN
TOTAL RETURNS AS OF JUNE 30, 1998             YEAR   YEARS  YEARS  YEARS  YEARS
---------------------------------             -----  -----  -----  -----  -----
Global Securities Portfolio/1/...............  8.22% 13.58% 14.93% 11.66% 12.40%
Brinson Global Fund Class I/2/...............  8.28  13.41  14.38  11.17    N/A
GSMI Mutual Fund Index....................... 13.76  15.86  15.72  13.56  12.41
Global Equity with Cash Portfolio/1/......... 10.88  16.31  19.47  13.61  12.81
Brinson Global Equity Fund Class I/2/........  8.99  14.96  18.41    N/A    N/A
MSCI World Equity (Free) Index/3/, /4/....... 17.18  19.88  19.56  16.02  11.63

                                                        AVERAGE ANNUAL
                                                    --------------------------
                                              ONE    TWO   THREE  FIVE    TEN
                                             YEAR   YEARS  YEARS  YEARS  YEARS
                                             -----  -----  -----  -----  -----
   Global Bond Portfolio/1/.................  3.71%  5.73%  7.89%  6.55%  9.05%
   Brinson Global Bond Fund Class I/2/......  2.69   5.17   7.23    N/A    N/A
   Salomon World Government Bond Index/3/...  4.32   4.10   2.84   6.33   8.35
   U.S. Balanced Portfolio/1/............... 12.87  14.64  14.67  12.04  12.69
   Brinson U.S. Balanced Fund Class I/2/.... 12.19  13.83  13.72    N/A    N/A
   U.S. Balanced Mutual Fund Index/3/....... 22.38  22.05  20.83  16.32  14.57
   U.S. Equity Portfolio/1/................. 21.89  27.26  28.66  22.02  19.66
   Brinson U.S. Equity Fund Class I/2/...... 21.48  26.57  27.86    N/A    N/A
   Wilshire 5000 Index/3/................... 28.86  29.09  28.13  21.56  17.61
   U.S. Large Capitalization Equity Portfo-
    lio/1/, /5/............................. 21.41  28.61  30.56  23.49  20.64
   Brinson U.S. Large Capitalization Equity
    Fund Class I/2/, /6/ ................... (0.13)   N/A    N/A    N/A    N/A
   S & P 500/3/............................. 30.21  32.37  30.23  23.05  18.55
   U.S. Bond Portfolio/1/................... 10.89   9.89   8.27   7.14   9.40
   Brinson U.S. Bond Fund Class I/2/........ 10.60   9.52    N/A    N/A    N/A
   Salomon BIG Index/3/..................... 10.59   9.36   7.88   6.91   9.11
   Non-U.S. Equity Portfolio/1/.............  5.88  12.99  16.98  12.22  10.93
   Brinson Non-U.S. Equity Fund Class I/2/..  4.78  12.26  15.91    N/A    N/A
   MSCI Non-U.S. Equity (Free) Index/3/,
    /4/.....................................  6.04   9.77  11.04  10.29   6.98

----------
FOOTNOTES:
 /1/Performance figures for the Advisor's CITs are net of advisory fees.
    Advisory fees are determined by taking the average account size within the CIT at June 30, 1998 and applying the standard fee schedule. Performance figures for the Advisor's CITs gross of fees would be:

                                                        AVERAGE ANNUAL
                                                    --------------------------
                                              ONE    TWO   THREE  FIVE    TEN
                                             YEAR   YEARS  YEARS  YEARS  YEARS
                                             -----  -----  -----  -----  -----
   Global Securities Portfolio..............  8.94% 14.30% 15.65% 12.38% 13.12%
   Global Equity with Cash Portfolio........ 11.73  17.16  20.32  14.46  13.66
   Global Bond Portfolio....................  4.28   6.30   8.46   7.12   9.62
   U.S. Balanced Portfolio.................. 13.59  15.36  15.39  12.76  13.41
   U.S. Equity Portfolio.................... 22.47  27.84  29.24  22.60  20.24
   U.S. Large Capitalization Equity Portfo-
    lio..................................... 22.02  29.22  31.17  24.10  21.25
   U.S. Bond Portfolio...................... 11.20  10.20   8.58   7.45   9.71
   Non-U.S. Equity Portfolio................  6.59  13.70  17.69  12.93  11.64

 /2/Total returns include reinvestment of all capital gain and income distributions. Inception dates and average annual returns since each Fund's inception date are as follows: Brinson Global Fund Class I, 8/31/92, 11.44%; Brinson Global Equity Fund Class I, 1/31/94, 12.45%;
    Brinson Global Bond Fund Class I, 7/31/93, 6.49%; Brinson U.S. Balanced Fund Class I, 12/31/94, 15.90%; Brinson U.S. Equity Fund Class I, 2/28/94, 23.11%; Brinson U.S. Large Capitalization Equity Fund Class I, 4/30/98, (0.13)%; Brinson U.S. Bond Fund Class I, 8/31/95, 7.97%; and Brinson Non-U.S. Equity Fund Class I, 8/31/93, 9.03%.
 /3/GSMI Mutual Fund Index, an un-managed index compiled by the Advisor, currently constructed as follows: 40% Wilshire 5000 Index; 22% MSCI Non-U.S. Equity (Free) Index; 21% Salomon BIG Bond Index; 9% Salomon Non-U.S. Government Bond Index (unhedged); 2% JP Morgan EMBI+; 3% IFC Investable Index; and 3% High Yield Bond Index. The composition of the Index has evolved over time and may change in the future. MSCI World Equity (Free) Index is an un-managed market driven broad based index which includes U.S. and non-U.S. equity markets in terms of capitalization and performance. Salomon World Government Bond Index is an un-managed market driven index which measures the broad global fixed income markets invested in debt issues of U.S. and non-U.S. governments, governmental entities and supranationals. U.S. Balanced Mutual Fund Index, an un-managed index compiled by the Advisor, constructed as follows: 65% Wilshire 5000 Index and 35% Salomon Brothers Broad Investment Grade (BIG) Bond Index. Wilshire 5000 Index is an un-managed broad weighted index which includes all U.S. common stocks. S & P 500 Index is an un-managed index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. Salomon Brothers Broad Investment Grade (BIG) Bond Index is an un-managed market driven broad based index which includes U.S. bonds with over one year to maturity. MSCI Non-U.S. Equity (Free) Index is an un-managed market driven broad based index which includes non-U.S. equity markets in terms of capitalization and performance.
  /4Beginning/1/31/88 these indices are "free".
  /5Prior/to 6/30/97, returns represent the large capitalization holdings of the audited U.S. Equity Portfolio (inception date as of 12/31/81).

  /6Non-annualized/return since performance inception 4/30/98.

DESCRIPTION OF THE FUNDS

  The investment objective of each Series is fundamental and may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Series, as defined in the Act. Unless otherwise stated in this Prospectus or the Statement of Additional Information, each Series' investment policies are not fundamental and may be changed without shareholder approval. There can be no assurance that a Series will achieve its investment objective.

  None of the Series intends to concentrate its investments in a particular industry. None of the Series intends to issue senior securities as defined in the Act, except that each Series may engage in borrowing activities as defined in Appendix A and in the Statement of Additional Information. Each Series' investment objective and its policies concerning portfolio lending, borrowing, the issuance of senior securities and concentration are "fundamental," which means that they may not be changed without the affirmative vote of the holders of a majority of the Series' outstanding voting securities (as defined in the Act).

INVESTMENT OBJECTIVES AND POLICIES

GLOBAL FUND

INVESTMENT OBJECTIVE

  The Global Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk while seeking to achieve its investment objective. As a global fund, at least 65% of the Series' total assets will be invested in securities of issuers in at least three countries, one of which may be the United States. The Series may utilize a wide range of equity, debt and money market securities in domestic and foreign markets, and the Series may invest in other open-end investment companies advised by Brinson Partners. The Series may enter into repurchase agreements and reverse repurchase agreements, and engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing active asset allocation strategies across global equity and fixed income markets and active security selection within each market. These decisions are undertaken relative to the GSMI Mutual Fund Index (the "Global Benchmark"), which is compiled by Brinson Partners. The Global Benchmark consists of eight distinct asset classes representing the primary wealth-holding public securities markets. These asset classes are U.S. equities, non-U.S. equities, emerging markets equities, U.S. bonds, non-U.S. bonds, emerging markets bonds, high yield bonds and cash equivalents. Each asset class is represented in the Global Benchmark by an index compiled by an independent data provider. In order to compile the Global Benchmark, the Advisor determines current relative market capitalizations in the world markets (U.S. equities, non-U.S. equities, emerging markets equities, U.S. bonds, non-U.S. bonds, emerging markets bonds, high yield bonds and cash) and then weights each relevant index. Based on this weighting, the Advisor determines the return of the relative indices, applies the index weighting and then determines the return of the Global Benchmark. From time to time, the Advisor may substitute an equivalent index within a given asset class when it believes that such index more accurately reflects the relevant global market.

  Although it may invest anywhere in the world, it is expected that the Series' assets will be primarily invested in equity markets listed in the Morgan Stanley Capital International ("MSCI") World Equity (Free) Index. The Series will primarily invest in fixed income markets listed in the Salomon World Government Bond Index. The Series may invest up to 10% of its net assets in equity and debt securities of emerging market issuers, or securities with respect to which the return is derived from the equity or debt securities of issuers in emerging markets.

GLOBAL EQUITY FUND

INVESTMENT OBJECTIVE

  The Global Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk while seeking to achieve its investment objective. As a global fund, at least 65% of the Series' total assets will be invested in equity securities of issuers in at least three countries, one of which may be the United States. The Series may utilize a wide range of equity securities that are traded on both domestic and foreign stock exchanges or, in the case of domestic stocks, in the over-the-counter market. The Series may enter into repurchase agreements and reverse repurchase agreements, and engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing an active asset allocation strategy across global equity markets, active management of currency exposures and active security selection within each market. The benchmark for the Series is the MSCI World Equity (Free) Index (the "Global Equity Benchmark"). The Global Equity Benchmark is a market driven broad based index which includes U.S. and non-U.S. equity markets in terms of capitalization and performance. The Global Equity Benchmark is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. Although it may invest anywhere in the world, it is expected that the Series' assets will primarily be invested in equity markets listed in the Global Equity Benchmark. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant global market.

GLOBAL BOND FUND

INVESTMENT OBJECTIVE

  The Global Bond Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk while seeking to achieve its investment objective. As a global fund, at least 65% of the Series' total assets will be invested in debt securities with an initial maturity of more than one year of issuers in at least three countries, one of which may be the United States. The Series seeks to achieve this objective by investing primarily in debt securities that may also provide the potential for capital appreciation. The Series may enter into repurchase agreements and reverse repurchase agreements, and may engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a non-diversified portfolio as described in "Investment Considerations and Risks-Non-Diversified Status." The benchmark for the Series is the Salomon World Government Bond Index (the "Global

Bond Benchmark"). The Global Bond Benchmark is a market driven index which measures the broad global fixed income markets invested in debt issues of U.S. and non-U.S. governments, governmental entities and supranationals. Although it may invest anywhere in the world, it is expected that the Series' assets will be primarily invested in fixed income markets listed in the Global Bond Benchmark. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant global fixed income securities market.

U.S. BALANCED FUND

INVESTMENT OBJECTIVE

  The U.S. Balanced Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. In seeking to achieve its investment objective, the Series attempts to control risk. Under normal circumstances, the Series will invest at least 25% of its net assets in fixed income securities. The Series may utilize a wide range of equity, debt and money market securities. The Series may also invest in equity securities, including warrants, preferred stock and securities convertible into equity securities. The Series may enter into repurchase agreements and reverse repurchase agreements, and may engage in futures and options for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. It is not the policy of the Series to take unreasonable risks to obtain speculative or aggressively high returns.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing active asset allocation strategies across U.S. equity and fixed income markets and active security selection within each market. These decisions are undertaken relative to the U.S. Balanced Mutual Fund Index (the "U.S. Balanced Benchmark"), which is compiled by Brinson Partners. The U.S. Balanced Benchmark represents a fixed composite of 65% Wilshire 5000 Index and 35% Salomon Brothers Broad Investment Grade (BIG) Bond Index. From time to time, the Advisor may substitute an equivalent index within a given asset class when the Advisor believes that such new index more accurately reflects the relevant U.S. market.

U.S. EQUITY FUND

INVESTMENT OBJECTIVE

  The U.S. Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities of U.S. companies. The Series is a diversified portfolio that seeks to achieve its objective by investing in a wide range of equity securities of U.S. companies that are traded on major stock exchanges as well as in the over-the-counter market. The Series may engage in futures and options for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. The benchmark for the Series is the Wilshire 5000 Index (the "U.S. Equity Benchmark"). The U.S. Equity Benchmark is a broad weighted index which includes all U.S. common stocks. The U.S. Equity Benchmark is designed to provide a representative indication of the capitalization and return for the U.S. equity market.

U.S. LARGE CAPITALIZATION EQUITY FUND

INVESTMENT OBJECTIVE

  The U.S. Large Capitalization Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. Under normal circumstances, at least 65% of the Series' total assets will be invested in large capitalization equity securities of U.S. companies. The Advisor defines large capitalization companies as those with market capitalizations in the upper 65% of the Wilshire 5000 Index at the time of the Series' investment. Companies whose capitalization falls below this level after purchase continue to be considered large capitalization companies. The Series is a non-diversified portfolio as described in "Investment Considerations and Risks-Non Diversified Status." The Series seeks to achieve its objective by investing in a wide range of equity securities of U.S. companies that are traded on major stock exchanges as well as in the over-the-counter market. The Series may engage in futures and options for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risk" and Appendix A in this Prospectus, and in the Statement of Additional Information. The benchmark for the Series is the Standard & Poor's 500 Stock Index (the "U.S. Large Capitalization Equity Benchmark"). The U.S. Large Capitalization Equity Benchmark is a broad weighted index which includes primarily U.S. common stock. The U.S. Large Capitalization Equity Benchmark is designed to provide a representative indication of the capitalization and return for the large capitalization U.S. equity market.

U.S. BOND FUND

INVESTMENT OBJECTIVE

  The U.S. Bond Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. As a matter of fundamental policy, under normal circumstances, the Series intends to invest at least 65% of its total assets in U.S. debt securities with an initial maturity of more than one year. The Series is a diversified portfolio that seeks to achieve its objective by investing primarily in fixed income securities, which may also provide the potential for capital appreciation. The Series may also engage in futures and options transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series may invest in a broad range of fixed income securities, including debt securities of the U.S. government, together with its agencies and instrumentalities and the debt securities of U.S. corporations. A majority of the fixed income securities in which the Series will invest will possess a minimum rating of BBB- by Standard & Poor's Ratings Group ("S&P") or Baa3 by Moody's Investors Services, Inc. ("Moody's") or, if unrated, will be determined to be of comparable quality by Brinson Partners. Such securities are considered to be investment grade. Other fixed income securities in which the Series may invest include zero coupon securities, mortgage-backed securities, asset-backed securities and when-issued securities. The Series may invest a portion of its assets in short-term debt securities (including repurchase and reverse repurchase agreements) of corporations, the U.S. government or its agencies or instrumentalities, and banks and finance companies.

  The benchmark for the Series is the Salomon Brothers Broad Investment Grade
(BIG) Bond Index (the "U.S. Bond Benchmark"). The U.S. Bond Benchmark is a market driven broad based index which includes U.S. bonds with over one year to maturity. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant fixed income securities market.

NON-U.S. EQUITY FUND

INVESTMENT OBJECTIVE

  The Non-U.S. Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, by investing primarily in the equity securities of non-U.S. issuers. Under normal conditions, at least 65% of the Series' total assets will be invested in equity securities of issuers in at least three countries other than the United States. In seeking to achieve its investment objective while controlling risk, the Series may invest in a wide range of equity securities, including: American, European and Global Depositary Receipts, common and preferred stock; debt securities convertible into or exchangeable for common stock; and securities such as warrants or rights that are convertible into common stock. The Series may engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by investing primarily in the equity securities of non-U.S. issuers. The benchmark for the Series is the MSCI Non-U.S. Equity (Free) Index (the "Non-U.S. Equity Benchmark"). The Non-U.S. Equity Benchmark is a market driven broad based index which includes non-U.S. equity markets in terms of capitalization and performance. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant international market. Although it may invest anywhere in the world, it is expected that the Series' assets will be primarily invested in the equity markets included in the MSCI Non-U.S. Equity (Free) Index.

INVESTMENT CONSIDERATIONS AND RISKS

  The following provides information about the types of instruments in which the Funds may invest, strategies employed by Brinson Partners in its attempt to attain each Series' investment objective and a summary of related risks. Shareholders should understand that all investments involve risks and there can be no guarantee against loss resulting from an investment in the Series, nor can there be any assurance that the Series will be able to attain their investment objectives. A complete list of the Series' investment restrictions and more detailed information about the Series' investments are contained in Appendix A in this Prospectus, and in the Statement of Additional Information.

  EQUITY SECURITIES (GLOBAL FUND, GLOBAL EQUITY FUND, U.S. BALANCED FUND, U.S. EQUITY FUND, U.S. LARGE CAPITALIZATION EQUITY FUND AND NON-U.S. EQUITY FUND) -
 Equity securities fluctuate in value as a result of various factors, which are often unrelated to the value of the issuer of the securities. These fluctuations may be pronounced. The Global Fund may invest in small market capitalization companies and in equity securities that are considered by the Advisor to be in their post-venture capital stage. These securities may have limited marketability, and therefore, may be more volatile. Fluctuations in the value of the Series' equity investments will affect the value of their shares and thus the Funds' total returns to investors.

  FIXED INCOME SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND) - All fixed income securities are subject to two types of risks: credit risk and interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed income securities resulting from the inverse relationship between the price and yield of fixed income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed income securities decline, and when interest rates fall, prices rise.

  FOREIGN SECURITIES AND CURRENCY CONSIDERATIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND AND NON-U.S. EQUITY FUND) - Investments in securities of foreign issuers may involve greater risks than those of U.S. issuers. There is generally less information available to the public about non-U.S. companies and less government regulation and supervision of non-U.S. stock exchanges, brokers and listed companies. Non-U.S. companies are not subject to uniform global accounting, auditing and financial reporting standards, practices and requirements. Securities of some non-U.S. companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Securities trading practices abroad may offer less protection to investors. Settlement of transactions in some non-U.S. markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Series' portfolios. Additionally, in some non-U.S.

countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property or other assets of the Series, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. The Series intend to diversify broadly among countries, but reserve the right to invest a substantial portion of their assets in one or more countries if economic and business conditions warrant such investments. Brinson Partners will take these factors into consideration in managing the Series' investments. Because the Series will keep their books and records in U.S. dollars, the Series will be required, for federal income tax purposes, to account for income and losses on all transactions involving foreign currency under Section 988 of the Internal Revenue Code of 1986, as amended, and the applicable U.S. Treasury Regulations, so that generally any component of a gain or loss attributable to currency fluctuations results in ordinary income or loss and not capital gain or loss.

  The U.S. dollar market value of the Series' investments and of dividends and interest earned by the Series may be significantly affected by changes in currency exchange rates. Some currency prices may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Series. Although the Series may attempt to manage currency exchange rate risks, there is no assurance that the Series will do so at an appropriate time or that they will be able to predict exchange rates accurately. For example, if the Series increase their exposure to a currency and that currency's price subsequently falls, such currency management may result in increased losses to the Series. Similarly, if the Series decrease their exposure to a currency, and the currency's price rises, the Series will lose the opportunity to participate in the currency's appreciation. Each Series will manage currency exposures relative to the normal currency allocation and will consider return and risk of currency exposures relative to its respective Benchmark. In addition, if the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars.

  On January 1, 1999, the European Monetary Union (the "EMU") plans to introduce a new single currency, the Euro, which will replace the national currencies of participating member nations. If the Series hold investments in nations with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting, will be impacted. Although it is not possible to predict the impact of the Euro on the Series, the transition and the elimination of currency risk among nations participating in the EMU may change the economic environment and behavior of investors, particularly in European markets.

  The adoption of the Euro does not reduce currency risk presented by fluctuations in value of the U.S. dollar to other currencies and, in fact, currency exchange risk may be magnified. Also, increased market volatility may result. Additional risks that may result include the fact that European issuers in which the Series invest may face substantial conversion costs, which may not be accurately anticipated and may impact issuer profitability and creditworthiness.

  Brinson Partners has created an interdepartmental team to handle all Euro-related changes to enable the Series to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the Series will not be adversely affected, Brinson Partners and the Trust's service providers are taking steps that they believe are reasonably designed to address the Euro issue.

  There are additional risks inherent in investing in less developed countries which are applicable to the Global Fund. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United

States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries.

  Emerging markets countries such as those in which the Global Fund may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

  FOREIGN CURRENCY TRANSACTIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND AND NON-U.S. EQUITY FUND) - To manage exposure to currency fluctuations, the Series may alter fixed income or money market exposures, enter into forward currency exchange contracts, buy or sell options or futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Series will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require the Series to set aside liquid assets in a segregated custodial account to cover their obligations.

  FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS (ALL SERIES) - The Series may attempt to reduce the overall level of investment risk of particular securities and attempt to protect against adverse market movements by investing in futures, options and other derivative instruments. A derivative instrument is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, a specific security or an index of securities. The derivative instruments in which the Series may invest include the purchase and writing of options on securities (including index options) and options on foreign currencies, investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government securities, equity or fixed income securities ("futures contracts"), forward contracts and swaps and swap-related products such as equity index swaps, interest rate swaps, currency swaps, and related caps, collars and floors.

  The investment in futures, options, forward contracts, swaps and similar strategies by the Series will depend on Brinson Partners' judgment as to the potential risks and rewards of different types of strategies, and it should be recognized that the use of these instruments exposes the Series to additional investment risks and transaction costs. If the Advisor incorrectly analyzes the market conditions or does not employ the appropriate strategy with respect to these instruments, the Series could be left in a less favorable position. For example, gains and losses on investments in futures depend on the Advisor's ability to predict correctly the direction of security prices, interest rates and other economic factors. Additional risks inherent in the use of futures, options and forward contracts include: adverse movements in the prices of securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedge positions to avoid adverse tax consequences. Options and futures can be volatile instruments and may not perform as expected. A Series could experience losses if the prices of its options and futures positions are poorly correlated with its other investments. If a hedge is applied at an inappropriate time or price trends are judged incorrectly, options and futures strategies may lower a Series' return (i.e., options and futures may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge). Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities and may offer less liquidity and less protection to a Series in the event of default by the other party to the contract. The loss from investing in futures transactions is potentially unlimited. A Series does not intend to purchase put and call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets.

  Each Series may invest in derivatives for hedging purposes, to maintain liquidity, or in anticipation of changes in the composition of its portfolio holdings. No Series will engage in derivative investments purely for speculative purposes. A Series will invest in one or more derivatives only to the extent that the instrument under consideration is judged by the Advisor to be consistent with the Series' overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to the Series' other portfolio investments.

  Where not specified, investment limitations with respect to a Series' derivative instruments will be consistent with that Series' existing percentage limitations with respect to its overall investment policies and restrictions. The risks and policies of various types of derivative instruments permitted for the Series, including options, futures, forward contracts and applicable interest rate swaps, are described in greater detail in Appendix A in this Prospectus, and in the Statement of Additional Information.

  NON-DIVERSIFIED STATUS (GLOBAL BOND FUND AND U.S. LARGE CAPITALIZATION EQUITY FUND ONLY) -- Each Series is classified as a "non-diversified" investment company under the Act, which means that the proportion of the Series' assets that may be invested in the securities of a single issuer is not limited by the Act. Since each Series may invest a larger portion of its assets in the securities of a single issuer than investment companies that are classified as diversified funds under the Act, an investment in the Global Bond Fund or in the U.S. Large Capitalization Equity Fund may be subject to greater fluctuations in value than an investment in a diversified fund.

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

  The Trust is a Delaware business trust. Under Delaware law, the Board of Trustees has overall responsibility for managing the business and affairs of the Trust. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Series.

THE ADVISOR

  Brinson Partners, a Delaware corporation, is an investment management firm, managing as of June 30, 1998, over $286 billion, primarily for pension and profit sharing institutional accounts. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Bahrain, Basel, Frankfurt, Geneva, Hong Kong, London, Melbourne, New York, Paris, Rio de Janeiro, Singapore, Sydney, Tokyo and Zurich, in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is a part of the UBS Brinson Division of UBS AG. UBS AG, with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS AG was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998.

  Brinson Partners also serves as the investment advisor to nine other investment companies: Brinson Relationship Funds, which includes seventeen investment portfolios (series); The Enterprise Group of Funds, Inc. - International Growth Portfolio; Enterprise Accumulation Trust - International Growth Portfolio; Fort Dearborn Income Securities, Inc.; The Hirtle Callaghan International Trust - The International Equity Portfolio; John Hancock Variable Annuity Series Trust - International Balanced Portfolio; Managed Accounts Services Portfolio Trust - Pace Large Company Value Equity Investments; AON Funds - International Equity Fund; and The Republic Funds - Republic Equity Fund.

  Pursuant to its investment advisory agreements (the "Agreements") with the Trust on behalf of each Series, Brinson Partners is entitled to receive a monthly fee at various annual percentage rates of the Series' average daily net assets, as described below, for providing investment advisory services. Brinson Partners is responsible for paying its own expenses. Pursuant to the Agreements, Brinson Partners is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries.

  For providing investment advisory services during the fiscal year ended June 30, 1998, Brinson Partners was entitled to receive, under the Agreements, a monthly fee at an annual rate as follows of the average daily net assets of the Funds:

      Global Fund......................................................... 0.80%
      Global Equity Fund.................................................. 0.80
      Global Bond Fund.................................................... 0.75
      U.S. Balanced Fund.................................................. 0.70
      U.S. Equity Fund.................................................... 0.70
      U.S. Large Capitalization Equity Fund............................... 0.70
      U.S. Bond Fund...................................................... 0.50
      Non-U.S. Equity Fund................................................ 0.80

  The fee payable to Brinson Partners by the Global, Global Equity and Non-U.S. Equity Funds is higher than the advisory fees paid by most other mutual funds, but is comparable to those of other mutual funds with similar investment objectives. The Advisor, however, has irrevocably agreed to waive its fees and reimburse certain expenses so that the total operating expenses of the Brinson Global Fund-Class I, Brinson Global Equity Fund-Class I, Brinson Global Bond Fund-Class I, Brinson U.S. Balanced Fund-Class I, Brinson U.S. Equity Fund-Class I, Brinson U.S. Large Capitalization Equity Fund-Class I, Brinson U.S. Bond Fund-Class I and Brinson Non-U.S. Equity Fund-Class I will never exceed 1.10%, 1.00%, 0.90%, 0.80%, 0.80%, 0.80%, 0.60% and 1.00%,
respectively.

PORTFOLIO MANAGEMENT

  Investment decisions for the Series are made by an investment management team at Brinson Partners. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

ADMINISTRATION OF THE TRUST

THE UNDERWRITER

  Funds Distributor, Inc. ("FDI"), 60 State Street, Suite 1300, Boston, MA 02109, was engaged pursuant to an agreement dated February 5, 1997, for the limited purpose of acting as underwriter to facilitate the filing of notices regarding sale of the shares of the Trust under state securities laws and to assist in the sale of shares. The fee for such service is borne by the Advisor.

THE ADMINISTRATOR

ADMINISTRATIVE, ACCOUNTING, TRANSFER AGENCY AND CUSTODIAN SERVICES

  The Trust, on behalf of each Series, has entered into a Multiple Services Agreement (the "Services Agreement") with Morgan Stanley Trust Company ("MSTC"), One Pierrepont Plaza, Brooklyn, New York 11201, pursuant to which MSTC is required to provide general administrative, accounting, portfolio valuation, transfer agency and custodian services to the Series, including the coordination and monitoring of any third party service providers.

  MSTC provides custodian services for the securities and cash of the Series. The custody fee schedule is based primarily on the net amount of assets held during the period for which payment is being made.

  As authorized under the Services Agreement, MSTC has entered into a Mutual Funds Service Agreement (the "CGFSC Agreement") with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC provides administrative, accounting, portfolio valuation and transfer agency services to the Series. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. Subject to the supervision of the Board of Trustees of the Trust, MSTC supervises and monitors such services provided by CGFSC.

  Pursuant to the CGFSC Agreement, CGFSC provides:

    (1) administrative services, including providing the necessary office space, equipment and personnel to perform administrative and clerical services; preparing, filing and distributing proxy materials, periodic reports to investors, registration statements and other documents; and responding to investor inquiries;

    (2) accounting and portfolio valuation services, including the daily calculation of each Fund's net asset value and the preparation of certain financial statements; and

    (3) transfer agency services, including the maintenance of each investor's account records, responding to investors' inquiries concerning accounts, processing purchases and redemptions of each Fund's shares, acting as dividend and distribution disbursing agent and performing other service functions. Shareholder inquiries should be made to the transfer agent at 1-800-448-2430.

  Also as authorized under the Services Agreement, MSTC has entered into a sub-administration agreement (the "FDI Agreement") with FDI under which FDI provides administrative assistance to the Series with respect to (i) regulatory matters, including regulatory developments and examinations, (ii) all aspects of the Series' day-to-day operations, (iii) office facilities, clerical and administrative services, and (iv) maintenance of books and records.

  For its administrative, accounting, transfer agency and custodian services, MSTC receives the following as compensation from the Trust on an annual basis:
0.0025% of the average daily U.S. assets of the Trust; 0.0525% of the average daily non-U.S. assets of the Trust; 0.3250% of the average daily emerging markets equity assets of the Trust; and 0.019% of the average daily emerging markets debt assets of the Trust. MSTC receives an additional fee of 0.075% of the average daily net assets of the Trust for administrative duties, the latter subject to the expense limitation applicable to the Trust. No fee (asset based or otherwise) is charged on any investments made by any fund into any other fund sponsored or managed by the Advisor and assets of a fund that are invested in another investment company or series thereof sponsored or managed by the Advisor will not be counted in determining the 0.075% administrative duties fee or the applicability of the expense limitation on such fee. The foregoing fees include all out-of-pocket expenses or transaction charges incurred by MSTC and any third party service provider in providing such services. Pursuant to the CGFSC Agreement and the FDI Agreement, MSTC pays CGFSC and FDI, respectively, for the services that CGFSC and FDI provide to MSTC in fulfilling MSTC's obligations under the Services Agreement.

INDEPENDENT AUDITORS

  Ernst & Young LLP, Chicago, Illinois, are the independent auditors of the Trust.

PURCHASE OF SHARES

  Shares of the Funds may be purchased directly from the Trust at the net asset value next determined after receipt of the order in proper form by the transfer agent. There is no sales load in connection with the purchase of Fund shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Brinson Fund-Class I shares or any Series. The Funds will not accept a check endorsed over by a third-party. The minimum initial investment for Fund shares is $1,000,000. Subsequent investments for Fund shares will be accepted in minimum amounts of $2,500. The Trust reserves the right to vary the initial investment minimum and impose minimums for additional investments in any of the Funds at any time. In addition, Brinson Partners may waive the minimum initial investment requirement for any investor.

  Purchase orders for shares of the Funds which are received by the transfer agent in proper form prior to the close of regular trading hours (currently 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day that the Funds' net asset values per share are calculated, are priced according to the net asset value determined on that day. Purchase orders for shares of the Funds received after the close of the NYSE on a particular day are priced as of the time the net asset value per share is next determined. The Funds reserve the right to change the time at which purchases are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

  Under certain circumstances, the Trust has entered into one or more agreements (each, a "Sales Agreement") with brokers, dealers or financial institutions (each, an "Authorized Dealer") under which the Authorized Dealer may directly, or through intermediaries that the Authorized Dealer is authorized to designate under the Sales Agreement (each, a "Sub-designee"), accept purchase and redemption orders that are in "good form" on behalf of the Funds. A Fund will be deemed to have received a purchase order when the Authorized Dealer or Sub-designee accepts the purchase order and such order will be priced at the Fund's net asset value next computed after such order is accepted by the Authorized Dealer or Sub-designee.

  The Trust may accept telephone orders for Fund shares from broker-dealers or service organizations which have been previously approved by the Trust. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for the same to the Fund. Shares of the Funds may be purchased through broker-dealers, banks and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Trust.

  Brinson Partners, or its affiliates, from its own resources, may compensate broker-dealers or other financial intermediaries ("Service Providers") for marketing, shareholder servicing, recordkeeping and/or other services performed with respect to a Fund's Class I shares. Payments made for any of these purposes may be made from its revenues, its profits or any other sources available to it. When such service arrangements are in effect, they are made generally available to all qualified Service Providers.

PURCHASES MAY BE MADE IN ONE OF THE FOLLOWING WAYS:

                               INITIAL INVESTMENT             SUBSEQUENT INVESTMENTS
                         -------------------------------  -------------------------------
                         MINIMUM $1,000,000               MINIMUM $2,500
BY MAIL                  . Complete and sign the Account  . Make your check payable
[LOGO]                     Application accompanying this    to "Brinson_________Fund-Class
                           Prospectus.                      I."
                         . Make your check payable to     . Enclose the remittance
                           "Brinson________Fund-Class I."   portion of
                                                            your account statement and
                                                            include the amount of
                                                            investment, the account name
                                                            and number.
                         . Mail to the address indicated  . Mail to the address indicated
                           on the Account Application.      on your account statement or
                                                            enclose in the envelope provided.

BY WIRE                  . Call 1-800-448-2430 to         . Wire federal funds to:
[LOGO]                     arrange for a wire               THE CHASE MANHATTAN BANK
                           transaction.                     ABA#021000021
                         . Wire federal funds within 24     DDA#9102-783504
                           hours to:                        FOR: "BRINSON__________FUND-
                           THE CHASE MANHATTAN BANK         CLASS I" AND INCLUDE YOUR NAME
                           ABA#021000021                    AND ACCOUNT NUMBER.
                           DDA#9102-783504
                           FOR: "BRINSON_________FUND-
                           CLASS I" AND INCLUDE YOUR NAME
                           AND NEW ACCOUNT NUMBER.
                         . Complete and sign the Account
                           Application and mail to the
                           address indicated on the
                           Account Application immediately
                           following the initial wire
                           transaction.

BY TELEPHONE             . Call 1-800-448-2430 to         . Call 1-800-448-2430 to
[LOGO]                     arrange for a telephone          arrange for a telephone
                           transaction.                     transaction.

PURCHASING BY EXCHANGES  . You may open a new account     . You may purchase additional
[LOGO]                     for a Series of the Trust by     shares of a Series of the
                           making an exchange from an       Trust by making an exchange
                           existing Brinson Fund-Class I    from an existing Brinson Fund-
                           account of any other Series of   Class I account of any other
                           the Trust. Exchanges may be      Series of the Trust. Exchanges
                           made by mail or telephone.       may be made by mail or
                           Call 1-800-448-2430 for          telephone. Call 1-800-448-2430
                           assistance.                      for assistance.

AUTOMATICALLY            . Please refer to "Automatic     . Please refer to "Automatic
                           Investment Plan" under           Investment Plan" under
                           "Account Options" or call 1-     "Account Options" or call 1-
                           800-448-2430 for assistance.     800-448-2430 for assistance.

ACCOUNT OPTIONS

  The following account options are available to shareholders. There are no charges for the programs noted below and an investor may change or terminate these plans at any time by written notice to the Trust. For information about participating in these account options, call the transfer agent at 1-800-448-2430.

        ACCOUNT OPTIONS                          INSTRUCTIONS
 ------------------------------ -----------------------------------------------
 AUTOMATIC INVESTMENT PLAN      . You may have money deducted directly
                                  from your checking, savings or bank
                                  money market accounts for investment in
                                  the Funds each month or quarter.
                                . Complete the Automatic Investment Plan
                                  Application, which is available upon
                                  request by calling 1-800-448-2430, and
                                  mail it to the address indicated.
                                . The initial account must be opened
                                  first with the initial $1,000,000
                                  minimum investment, with subsequent
                                  minimum investments of $500 pursuant to
                                  the Automatic Investment Plan.
                                . The account designated will be debited
                                  in the specified amount, on the date
                                  indicated, and Fund shares will be
                                  purchased. The Trust may alter or
                                  terminate the Automatic Investment Plan
                                  at any time.

 SYSTEMATIC WITHDRAWAL PLAN     . A shareholder with a minimum account of
                                  $1,000,000 may direct the transfer
                                  agent to send the shareholder (or
                                  anyone the shareholder designates)
                                  regular, monthly, quarterly or semi-
                                  annual payments. Each payment under a
                                  Systematic Withdrawal Plan ("SWP") must
                                  be at least $500. Such payments are
                                  drawn from share redemptions.
                                . Shareholders participating in the SWP
                                  must elect to have their dividends and
                                  distributions automatically reinvested
                                  in additional Fund shares.
                                . The Trust may terminate any SWP for an
                                  account if the value of the account
                                  falls below $50,000 as a result of
                                  share redemptions or an exchange of
                                  shares of a Fund for Brinson Fund-Class
                                  I shares of another Series of the
                                  Trust.

 INDIVIDUAL RETIREMENT ACCOUNTS . An IRA is a tax-deferred retirement savings account that may be used by an
                                  individual under age 70 1/2 who has
                                  compensation or self-employment income
                                  and his or her unemployed spouse, or an
                                  individual who has received a qualified
                                  distribution from his or her employer's
                                  retirement plan.
                                . The minimum purchase requirement for
                                  IRAs is $2,000.

REDEMPTION OF SHARES

  Shares of the Funds may be redeemed without charge on any business day that the NYSE is open. Redemptions will be effected at the net asset value per share next determined after the receipt by the transfer agent of a redemption request meeting the requirements described below. The Trust normally sends redemption proceeds on the next business day but, in any event, redemption proceeds are sent within five business days of receipt of a redemption request in proper form. Payment also may be made by wire directly to any bank previously designated by the shareholder in an Account Application. Please note that the shareholder's bank may impose a fee for wire service. The Trust will honor redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to fifteen days from the purchase date.

  Except as noted below, redemption requests received in proper form by the transfer agent prior to the close of regular trading hours on the NYSE on any business day that the Funds' net asset values per share are calculated are effected that day. The Funds reserve the right to change the time at which purchases are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists. Redemption requests received in proper form by the transfer agent after the close of the NYSE are effected as of the time the net asset value per share is next determined. No redemption will be processed until the transfer agent has received a completed application with respect to the account.

  Shares of the Funds may be redeemed through certain broker-dealers, banks and bank trust departments who may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were redeemed directly from the Trust.

  Under the Sales Agreement, the Authorized Dealer or Sub-designee is authorized to accept redemption orders on behalf of the Funds. A Fund will be deemed to have received a redemption order when the Authorized Dealer or Sub-designee accepts the redemption order and such order will be priced at the Fund's net asset value next computed after such order is accepted by the Authorized Dealer or Sub-designee.

  The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of Brinson Partners or the Board of Trustees, result in the necessity of a Series selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Series. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Trust has elected, pursuant to Rule 18f-1 under the Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Series, during any 90-day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Series. Any portfolio securities paid or distributed in-kind would be valued as described under "Net Asset Value." In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Series. In-kind payments need not constitute a cross-section of a Series' portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where a Series computes such redemption in-kind, the Series will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

SHARES MAY BE REDEEMED IN ONE OF THE FOLLOWING WAYS:

 BY MAIL                    . Submit a written request for redemption with:
 [LOGO]                       . The Fund's name;
                              . Your Fund account number;
                              . The dollar amount or number of shares to be
                                redeemed; and
                              . Signatures of all persons required to sign for
                                transactions, exactly as their names appear on
                                the Account Application.
                            . To protect your account from fraud, the Fund and
                              its agents may require a signature guarantee for
                              certain redemptions to verify the identity of
                              the person who has authorized a redemption from
                              your account. Please contact the Fund for
                              further information.

                            n Mail to the address indicated on the Account
                              Application. Questions may be directed to the
                              transfer agent at 1-800-448-2430.
 BY WIRE                    n This service must be elected either on the
 LOGO                         initial application or subsequently arranged in
                              writing.
                            n Shares may be redeemed by instructing the
                              transfer agent by telephone at 1-800-448-2430.
                            n Wire redemption requests must be received by the
                              transfer agent before 4:00 p.m. Eastern time for
                              money to be wired the next business day.
 BY TELEPHONE 1-800-448-    n This service must be elected either on the
 2430                         initial application or subsequently arranged in
 =                            writing.
                            n Shares may be redeemed by instructing the
                              transfer agent by telephone at 1-800-448-2430.
                            n Shares will be sold at the next share price
                              calculated after the order is received and
                              accepted. Share price is normally calculated at
                              4:00 p.m. Eastern time.
 AUTOMATICALLY              n Please refer to "Systematic Withdrawal Plan"
                              under "Account Options" or call 1-800-448-2430
                              for assistance.

----------
NOTE: The Trust reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming shares of the Brinson Funds by wire or telephone may be modified or terminated at any time by the Trust.

TELEPHONE TRANSACTIONS:

  Shareholders who wish to initiate purchase, exchange or redemption transactions by telephone must elect the option, as described above. With respect to such telephone transactions, the Funds will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of the shareholder's social security number or mother's maiden name) and, if they do not, the Funds or the transfer agent may be liable for any losses due to unauthorized or fraudulent transactions. Written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

EXCHANGE OF SHARES:

  Fund shares may be exchanged for Brinson Fund-Class I shares of any other Series within the Trust. Exchanges will not be permitted between the Brinson Fund-Class I shares and either the UBS Investment Funds class of shares or the Brinson Fund-Class N shares of a Series of the Trust.

  Fund shares may be exchanged by written request or by telephone if the shareholder has previously signed a telephone authorization on the Account Application. The telephone exchange may be difficult to implement during times of drastic economic or market changes. The Trust reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange and/or telephone transfer privileges upon 60 days' prior written notice to shareholders.

  Exchanges will be made on the basis of the relative net asset value per share of the Brinson Fund-Class I shares of the Fund from which, and the Fund into which, the exchange is made. Exchanges may be made only for shares of a Series and class then offering its shares for sale in your state of residence and are subject to the minimum initial investment requirement. For federal income tax purposes, an exchange of shares would be treated as if the shareholder had redeemed shares of one Series and reinvested in shares of another Series. Gains or losses on the shares exchanged are realized by the shareholder at the time of the exchange. Any shareholder wishing to make an exchange should first obtain and review a prospectus of the other Series. Requests for telephone exchanges must be received by the transfer agent by the close of regular trading hours (currently 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. The Funds reserve the right to change the time at which exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

TRANSFER OF SECURITIES:

  At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to a Series that meet the Series' investment objective and policies. Securities transferred to a Series will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by a Series in exchange for securities will be issued at net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Series and must be delivered to the Series by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of a Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Series' portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933, as amended, or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Series, will not exceed 5% of the Series' net assets immediately after the transaction.

NET ASSET VALUE

  The net asset value per share for each class of shares of the Series is computed by adding, with respect to each class of shares, the value of a Series' investments, cash and other assets attributable to that class, deducting liabilities of the class and dividing the result by the number of shares of that class outstanding. The public offering price of the shares of each classes' shares, all of which are sold on a continuous basis, is the net asset value of that class. The valuation of assets for determining the net asset value may be summarized as follows:

    Securities traded on securities exchanges are valued at the last available sale price. Securities that are not traded on a particular day or on an exchange are valued at either (a) the bid price or (b) a valuation within the range considered best to represent value in the circumstances. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Valuations of equity securities may be obtained from a pricing service and/or broker-dealers when such prices are believed to reflect fair value of such securities. Use of a pricing service and/or broker-dealers has been approved by the Board of Trustees. Futures contracts are valued at their daily quoted settlement price on the exchange on which they are traded. Forward foreign currency contracts are valued daily using the mean between the bid and asked forward points added to the current exchange rate and an unrealized gain or loss is recorded. The Series realizes a gain or loss upon settlement of the contracts. For valuation purposes, foreign securities initially expressed in foreign currency values will be converted into U.S. dollar values using WM/Reuters closing spot rates as of 4:00 p.m. London time.

    Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of over 60 days are valued at market price. Debt securities are valued on the basis of prices provided by a pricing service, or at the bid price where readily available, as long as the bid price, in the opinion of the Advisor, continues to reflect the value of the security. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Securities (including over-the-counter options) for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

  Net asset value is determined on each day that the NYSE is open, as of the close of business of the regular session of the NYSE (currently 4:00 p.m. Eastern time). Investments and requests to exchange or redeem shares received by the Series in proper form before such close of business are effective, and will receive the price determined, on that day. Investment, exchange and redemption requests received after such close of business are effective, and will receive the share price determined, on the next business day. The Funds reserve the right to change the time at which purchases, redemptions and exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

  Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE and values of foreign futures and options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the NYSE which will not be reflected in the computation of the net asset value of a class of a Series. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Where a foreign securities market remains open at the time that a Series values its portfolio securities, or closing prices of securities from that market may not be retrieved because of local time differences or other difficulties in obtaining such prices at that time, last sale prices in such market at a point in time most practicable to timely valuation of the Series may be used.

  The Series' portfolio securities from time to time may be listed primarily on foreign exchanges which trade on days when the NYSE is closed (such as Saturday). As a result, the net asset value of a class of a Fund may be significantly affected by such trading on days when shareholders have no access to the Fund.

  All of the Series' classes of shares will bear pro rata all of the expenses of that Series common to all classes. The net asset value of all outstanding shares of each class of the Series will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that class. All income earned and expenses incurred by the Series will be borne on a pro rata basis by each outstanding share of a class, based on each class' proportionate participation in the Series represented by the value of shares of such class, except that the Brinson Fund-Class N and UBS Investment Funds class of shares will bear 12b-1 expenses payable under their respective 12b-1 plans.

  Due to the specific distribution expenses and other costs that will be allocable to each class, the dividends paid to each class, and related performance, of the Series may vary. The per share net asset value of the Brinson Fund-Class N shares and the UBS Investment Funds class of shares will generally be lower than that of the Brinson Fund-Class I shares of a Series because of the higher expenses borne by the UBS Investment Funds class of shares and the Brinson Fund-Class N shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the service and distribution expenses differential among the classes.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

  The Series will distribute their net investment income semi-annually in June and December. The Series will distribute annually in December substantially all of their net long-term capital gains and any undistributed net short-term capital gains realized during the one year period commencing November 1 (or date of the creation of the Series, if later) and ending October 31, and, at the same time, will distribute all of their net investment income earned through the end of December and not previously distributed as ordinary (not capital) income.

  Dividends and other distributions paid by a Series with respect to its Brinson Fund-Class N, Brinson Fund-Class I and UBS Investment Funds class of shares are calculated in the same manner and at the same time. The per share amount of any income dividends will generally differ among the classes only to the extent that the Brinson Fund-Class N and UBS Investment Fund class of shares are subject to separate 12b-1 fees. The per share dividends on UBS Investment Funds class of shares and Brinson Fund-Class N shares will be lower than the per share dividends on the Brinson Fund-Class I shares of each Series as a result of the distribution and service fees applicable with respect to the UBS Investment Funds class of shares and Brinson Fund-Class N shares.

  Income dividends and capital gain distributions are reinvested automatically in additional Fund shares of the same class of a Series at net asset value, unless the shareholder has notified the transfer agent, in writing, of the shareholder's election to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex dividend date (the "ex date") at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital although such dividends and distributions are subject to taxes.

TAXES

  Each Series has qualified, and intends to continue to qualify, for taxation as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("the Code"). Such qualification relieves a Series of liability for federal income taxes to the extent the Series' earnings are distributed in accordance with the Code. Each Series is treated as a separate corporate entity for federal tax purposes.

  Distributions of any net investment income and of any net realized short-term capital gains are taxable to shareholders as ordinary income. All distributions may be subject to state and local taxes.

  Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain regardless of how long a shareholder may have held shares of a Series. The tax treatment of distributions of ordinary income or capital gains will be the same whether the shareholder reinvests the distributions or elects to receive them in cash. A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  Shareholders will be advised annually of the source and tax status of all distributions for federal income tax purposes. Further information regarding the tax consequences of investing in the Series is included in the

Statement of Additional Information. The above discussion is intended for general information only. Investors should consult their own tax advisors for more specific information on the tax consequences of particular types of distributions.

  Redemptions of Series shares, and the exchange of shares between two Series of the Trust, are taxable events and, accordingly, shareholders may realize capital gains or losses on these transactions.

  Shareholders may be subject to back-up withholding on reportable dividend and redemption payments ("back-up withholding") if a certified taxpayer identification number is not on file with the Series, or if, to the Series' knowledge, an incorrect number has been furnished, or if the Series has been notified by the Internal Revenue Service that an account is subject to back-up withholding. An individual's taxpayer identification number is the individual's social security number.

  If more than 50% of a Series' total assets at the close of its taxable year consists of stock or securities in foreign corporations, the Series may elect to "pass-through" to shareholders for foreign tax credit purposes the amount of foreign income taxes paid by the Series with respect to its direct holdings of securities in foreign corporations. A Series will make such an election only if it deems such election to be in the best interests of its shareholders. If this election is made, shareholders of the Series will be required to include in their gross incomes their pro rata share of foreign taxes paid by the Series. However, shareholders will be able to treat their pro rata share of foreign taxes as either a deduction (itemized deduction in the case of individuals) or a foreign tax credit (but not both) against U.S. income taxes on their tax returns. A Series which makes investments in the securities of foreign corporations may make investments in foreign companies that are "passive foreign investment companies" ("PFICs"). These investments in PFICs may cause a Series to pay income taxes and interest charges. If possible, the Series will not invest in PFICs or will adopt other strategies to avoid these taxes and charges.

GENERAL INFORMATION

ORGANIZATION

  The Brinson Funds is a Delaware business trust organized pursuant to an Agreement and Declaration of Trust, dated December 1, 1993. The Trust was originally organized as a Maryland corporation on April 14, 1992. On December 1, 1993, the Trust reorganized as a Delaware business trust through a merger of the Maryland corporation into the Trust. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund and consists of eight different Series. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders. All of the Series, except the Global Bond Fund, are diversified portfolios. The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

DESCRIPTION OF SHARES

  Each Series is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. The Board of Trustees has the power to designate one or more series or sub-series/classes of shares of beneficial interest and to classify or reclassify only unissued shares with respect to such series. Shares of each series represent equal proportionate interests in the assets of that series only and have identical voting, dividend, redemption, liquidation, and other rights, except that only shares of each Series' Brinson Fund-Class N and UBS Investment Fund classes shall have voting rights with respect to the Rule 12b-1 plan relating to such classes, respectively, as described below. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights. Currently, the Trust offers eight investment portfolios or series-Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund. Three classes of shares are currently issued by the Trust for each Series, the Brinson Fund-Class N, Brinson Fund-Class I and UBS Investment Fund class. Prior to September 15, 1998, the "UBS Investment Funds class" of shares was known as the "SwissKey Fund class."

VOTING RIGHTS

  Each issued and outstanding full and fractional share of a Series is entitled to one full and fractional vote in the Series and all shares of each Series participate equally with regard to dividends, distributions, and liquidations with respect to that Series. Shareholders do not have cumulative voting rights. On any matter submitted to a vote of shareholders, shares of each Series will vote separately except when a vote of shareholders in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of more than one Series, in which case the shareholders of all such Series shall be entitled to vote thereon. Only the Brinson Fund-Class N shareholders may vote on matters related to the Rule 12b-1 plan associated with that class and only the UBS Investment Fund class shareholders may vote on matters related to the Rule 12b-1 plan associated with that class.

  As of August 18, 1998, Wachovia Bank NA held of record more than 25% of the outstanding shares of the Global Equity Fund; Wilmington Trust Co. held of record more than 25% of the outstanding shares of the Global Bond Fund; MAC & Co. held of record more than 25% of the outstanding shares of the U.S. Balanced Fund; Norwest MN held of record more than 25% of the outstanding shares of the U.S. Large Capitalization Equity Fund; Wachovia Bank NA held of record more than 25% of the outstanding shares of the U.S. Bond Fund; The Northern Trust Co. held of record more than 25% of the outstanding shares of the Non-U.S. Equity Fund. A shareholder that holds such a percentage of the outstanding shares of a class may be deemed a controlling person of that class under the Act.

SHAREHOLDER MEETINGS

  The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Series. The SEC, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the respective Series. In addition, subject to certain conditions, shareholders of each Series may apply to the Series to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

PORTFOLIO TURNOVER (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND)

  As a result of the investment policies of the Global Fund, Global Bond Fund, U.S. Balanced Fund and U.S. Bond Fund, their portfolio turnover rates may exceed 100%. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Series and ultimately by the Series' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income for tax purposes.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  The Trust will attempt to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Trust, a Series may pay a broker-dealer a commission for effecting a portfolio transaction for the Series in excess of the amount of commission another broker-dealer would have charged if Brinson Partners determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Series, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition.

  When buying or selling securities, the Series may pay commissions to brokers who are affiliated with the Advisor or the Series. The Series may purchase securities in certain underwritten offerings for which an affiliate of the Series or the Advisor may act as an underwriter. The Series may effect futures transactions through, and pay commissions to, futures commission merchants who are affiliated with the Advisor or the Series in accordance with procedures adopted by the Board of Trustees of the Trust.

SHAREHOLDER REPORTS AND INQUIRIES

  Shareholders will receive semi-annual reports showing portfolio investments and other information as of December 31 and annual reports audited by independent auditors as of June 30. Shareholders with inquiries should call The Brinson Funds at 1-800-448-2430 or write to The Brinson Funds, P.O. Box 2798, Boston, MA 02208-2798.

YEAR 2000 ISSUES

  Like other investment companies, as well as other financial and business organizations around the world, the Trust could be adversely affected if the computer systems used by the Advisor, MSTC, CGFSC and other service providers, in performing their administrative functions for the Trust, do not properly process and calculate date-related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Year 2000 Issue, and, in particular, foreign service providers' responsiveness to the issue, could affect portfolio and operational areas including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, custody functions and others. The Advisor, MSTC and CGFSC are taking steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Trust's other service providers. These include identifying those systems that may not function properly after December 31, 1999, and correcting or replacing those systems. In addition, steps include testing the processing of Series data on all systems relied on by the Advisor, MSTC and CGFSC. As of the date of this Prospectus, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Series.

PERFORMANCE INFORMATION

  From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Funds' past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by a Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semi-annual compounded basis. The Funds' total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in a Fund. Aggregate total return reflects the total percentage change over the stated period.

  To help investors better evaluate how an investment in the Brinson Funds might satisfy their investment objectives, advertisements regarding the Funds may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Indices; Lehman Brothers Treasury Index; Salomon Brothers Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger-Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's, et al., which rate fund performance over various time periods.

  The principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Funds will not be included in the Brinson Funds' calculations of yield or total return. Further information about the performance of the Funds is included in the Funds' Annual Report dated June 30, 1998, which may be obtained without charge by contacting the Trust at 1-800-448-2430.

APPENDIX A

INVESTMENT POLICIES AND TECHNIQUES

  EQUITY SECURITIES (GLOBAL FUND, GLOBAL EQUITY FUND, U.S. BALANCED FUND, U.S. EQUITY FUND, U.S. LARGE CAPITALIZATION EQUITY FUND AND NON-U.S. EQUITY FUND):
The Series may invest in a broad range of equity securities of U.S. and non-U.S. issuers, including common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts ("Depositary Receipts"). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. The Series expect their U.S. equity investments to emphasize large and intermediate capitalization companies, although the Global Fund may also invest in small capitalization equity markets. The equity markets in the non-U.S. component of the Series will typically include available shares of larger capitalization companies. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country. The Global Fund may invest in equity securities of companies considered by the Advisor to be in their post-venture capital stage, or "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The Global Fund also may invest in open-end investment companies advised by Brinson Partners, in equity securities of issuers in emerging markets and in securities with respect to which the return is derived from the equity securities of issuers in emerging markets.

  FIXED INCOME SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND): The Series may invest in a broad range of fixed income securities of U.S. and non-U.S. issuers, including governments and governmental entities, supranational issuers as well as corporations and other business organizations. The Series may purchase U.S. dollar denominated securities that reflect a broad range of investment maturities, qualities and sectors. A majority of the fixed income securities in which the Series will invest will possess a minimum rating of BBB- by S&P or Baa3 by Moody's or, if unrated, will be determined to be of comparable quality by Brinson Partners. Such securities are considered to be investment grade. While securities rated BBB- or Baa3 are regarded as having an adequate capacity to pay principal and interest, such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics; and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated bonds. Securities rated lower than BBB- by S&P and Baa3 by Moody's are classified as non-investment grade securities (commonly referred to as "junk bonds"), carry a higher degree of risk and are considered to be speculative by the major credit rating agencies. Each Series currently intends to limit its aggregate investment in non-investment grade debt securities of its U.S. and non-U.S. dollar denominated fixed income assets to no more than 5% of its net assets. To the extent that a security held by a Series is downgraded to below investment grade, the Series will dispose of that or another non-investment grade security so that no more than 5% of its assets will be invested in below investment grade securities. Other fixed income securities in which the Series may invest include zero coupon securities, mortgage-backed securities, asset-backed securities and when-issued securities.

  The non-U.S. fixed income component of the Series will typically be invested in the securities of non-U.S. governments, governmental agencies and supranational issues. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others: the World Bank, the European

Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-American Development Bank, the Export-Import Bank and the Asian Development Bank.

  The Global Fund may invest in fixed income securities of emerging market issuers, including government and government-related entities (including participation in loans between governments and financial institutions), and of entities organized to restructure outstanding debt securities of developing countries' corporate issuers.

  CASH AND CASH EQUIVALENTS (ALL SERIES): The Series may invest a portion of their assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency. When unusual market conditions warrant, a Series may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code). When a Series invests for defensive purposes, it may affect the attainment of the Series' investment objective.

  Under the terms of an exemptive order issued by the SEC, each Series may invest cash (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of the Series to purchase securities or other assets at a later date; (iv) to be invested on a strategic management basis (i-iv is herein referred to as "Uninvested Cash"); and (v) collateral that it receives from the borrowers of its portfolio securities in connection with the Series' securities lending program, in a series of shares of Brinson Supplementary Trust (the "Supplementary Trust Series"). Brinson Supplementary Trust is a private investment company which has retained the Advisor to manage its investments. The Trustees of the Trust also serve as Trustee of the Brinson Supplementary Trust. The Supplementary Trust Series will invest in U.S. dollar denominated money market instruments having a dollar-weighted average maturity of 90 days or less. A series' investment of Uninvested Cash in shares of the Supplementary Trust Series will not exceed 25% of the Series' total assets. In the event that the Advisor waives 100% of its investment advisory fee with respect to a Series, as calculated monthly, then that series will be unable to invest in the Supplementary Trust Series until additional investment advisory fees are owed by the Series.

  ZERO COUPON SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND): Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and, therefore, are issued and traded at a discount from their value at maturity or par value. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, a Series investing in zero coupon securities will realize no cash until the cash payment date and, if the issuer defaults, a Series may obtain no return at all on its investment. The market price of zero coupon securities generally is more volatile than the market price of securities that pay interest periodically and are likely to be more responsive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities. For federal tax purposes, the Series will be required to include in income daily portions of original issue discount accrued and to distribute the same to shareholders annually, even if no payment is received before the distribution date.

  MORTGAGE- AND ASSET-BACKED SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND): Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by agencies or instrumentalities of the U.S. government. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

  Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather, they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

  The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, the rate of return on these securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline. As a result, if a Series purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Series purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by a Series at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

  WHEN-ISSUED SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND): The Series may purchase securities on a "when-issued" basis for payment and delivery at a later date. The price is generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to a Series. At the time of settlement, the market value of the security may be more or less than the purchase price. The Series will establish a segregated account consisting of cash, U.S. government securities, equity securities and/or investment and non-investment grade debt securities in accordance with SEC positions. The cash, U.S. government securities, equity securities, investment or non-investment grade debt securities and other assets held in any segregated account maintained by the Series with respect to any when-issued securities, options, futures, forward contracts or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (the assets held in a segregated account are referred to in this Prospectus as "Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent SEC positions.

  FOREIGN CURRENCY TRANSACTIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND AND NON-U.S. EQUITY FUND): The Series may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. The Series will convert currency on a spot basis from time to time and investors should be aware that changes in currency exchange rates and exchange control regulations may affect the costs of currency conversion.

  The Series may enter into forward contracts for hedging purposes as well as non-hedging purposes. For hedging purposes, a Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. A Series may also enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes in exchange rates.

  When a Series enters into forward contracts for non-hedging purposes, it will establish a segregated account with its custodian bank in which it will maintain Segregated Assets in accordance with SEC positions.

  At the maturity of a forward contract, a Series may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Series may realize a gain or loss from currency transactions.

  OPTIONS ON CURRENCIES (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND AND NON-U.S. EQUITY FUND): The Series also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the respective portfolio's exposure to changes in currency exchange rates. Call options on foreign currency written by a Series will be "covered," which means that the Series will own an equal amount of, or an offsetting position in, the underlying foreign currency. With respect to put options on foreign currency written by a Series, the Series will establish a segregated account with its custodian bank consisting of Segregated Assets equal in accordance with SEC positions.

  FUTURES CONTRACTS (ALL SERIES): The Series may enter into contracts for the future purchase or sale of securities and indices. The Global Funds and the Non-U.S. Equity Fund also may enter into contracts for the future purchase or sale of foreign currencies. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. A Series may enter into a futures contract to the extent that not more than 5% of its assets are required as futures contract margin deposits and its obligations relating to such futures transactions represent not more than 25% of the Series' assets. The Series may also effect futures transactions through futures commission merchants who are affiliated with the Advisor or the Series in accordance with procedures adopted by the Board of Trustees.

  The Global Fund, Global Equity Fund, Global Bond Fund and Non-U.S. Equity Fund will enter into such futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges.

  OPTIONS (ALL SERIES): The Series may purchase and write put and call options on foreign or U.S. securities and indices and enter into related closing transactions. A Series' may use options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter and recognized foreign exchanges. It is the position of the U.S. Securities and Exchange Commission that over-the-counter options are illiquid. Accordingly, a Series will invest in such options only to the extent consistent with its 15% limit on investment in illiquid securities.

  REPURCHASE AGREEMENTS (ALL SERIES): The Series may enter into repurchase agreements with banks or broker-dealers. Repurchase agreements are considered under the Act to be collateralized loans by a Series to the seller secured by the securities transferred to the Series. Repurchase agreements under the Act will be fully collateralized by securities which the Series may invest in directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, the Series may experience delay or difficulty in recovering its cash. To the extent that, in the meantime, the value of the security purchased had decreased, the Series could experience a loss. No more than 15% of a Series' net assets will be invested in illiquid securities, including repurchase agreements which have a maturity of longer than seven days. The Series must treat each repurchase agreement as a security for tax diversification purposes and not as cash, a cash equivalent or as a receivable.

  BORROWING (ALL SERIES): Each Series is authorized, within specified limits, to borrow money as a temporary defensive measure for extraordinary purposes and to pledge its assets in connection with such borrowings.

  LOANS OF PORTFOLIO SECURITIES (ALL SERIES): Each Series may loan its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would become bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent factors by Brinson Partners, subject to overall supervision by the Board of Trustees, including the creditworthiness of the borrowing broker-dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by Brinson Partners.

  RULE 144A AND ILLIQUID SECURITIES (ALL SERIES): Each Series may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations that mature in more than seven days. Certain restricted securities that may be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933 may be determined to be liquid under guidelines adopted by the Trust's Board of Trustees.

  INVESTMENT COMPANY SECURITIES (GLOBAL FUND): The Trust has received an exemptive order (the "Exemptive Order") from the SEC which permits each Series to invest its assets in certain portfolios of Brinson Relationship Funds, another registered investment company advised by Brinson Partners. Currently, only the Global Fund intends to invest in the portfolios of Brinson Relationship Funds and only to the extent consistent with Brinson Partners' investment process of allocating assets to specific asset classes. The Global Fund will invest in the portfolios of Brinson Relationship Funds to obtain exposure to the following asset classes: (1) equity and fixed income securities of issuers located in emerging market countries ("Emerging Market Securities"); (2) equity securities issued by companies with relatively small overall market capitalizations ("Small Cap Securities"); and (3) high yield securities ("High Yield Securities"). The Global Fund will invest in corresponding portfolios of Brinson Relationship Funds only to the extent the Advisor determines that such investments are a more efficient means for the Global Fund to gain exposure to the asset classes identified above than by investing directly in individual securities. Thus, to gain exposure to Emerging Market Securities, the Global Fund will invest in the Brinson Emerging Markets Equity Fund and the Brinson Emerging Markets Debt Fund portfolios of Brinson Relationship Funds. To gain exposure to Small Cap Securities and High Yield Securities, the Global Fund will invest in the Brinson Post-Venture Fund and the Brinson High Yield Fund portfolios, respectively, of Brinson Relationship Funds. Each portfolio of Brinson Relationship Funds in which the Global Fund may invest is permitted to invest in the same securities of a particular asset class in which the Global Fund is permitted to invest directly, and with similar risks.

  RUSSIAN SECURITIES (GLOBAL FUND): The Series may invest in securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares of Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the Series could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the Series to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent the Series from investing in the securities of certain Russian companies deemed suitable by the Advisor and could cause a delay in the sale of Russian securities by the Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

  In light of the risks described above, the Board of Trustees of the Series has approved certain procedures concerning the Series' investments in Russian securities. Among these procedures is a requirement that the Series will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Series' sub-custodian containing certain protective conditions including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Series. This requirement will likely have the effect of precluding investments in certain Russian companies that the Series would otherwise make.

  For more detailed descriptions of these investment policies and techniques, please refer to the Statement of Additional Information, which is available without charge upon request by calling 1-800-448-2430

                                                    ----------------------
                                                      The Brinson Funds


                                                 Brinson Global Fund
                                                 Brinson Global Equity Fund
                                                 Brinson Global Bond Fund
                                                 Brinson U.S. Balanced Fund
                                                 Brinson U.S. Equity Fund
                                                 Brinson U.S. Large
                                                   Capitalization Equity Fund
                                                 Brinson U.S. Bond Fund
                                                 Brinson Non-U.S. Equity Fund

                                                          Prospectus

                                                      September 15, 1998





                                                  [BRINSON LOGO APPEARS HERE]

                                                        Institutional

                                                       Asset Management
                                                    ----------------------

The Brinson Funds
----------------------------------------

209 South LaSalle Street . Chicago, Illinois 60604-1295

Tel: 1-800-448-2430

                         [LOGO]      THE BRINSON FUNDS

                           209 South LaSalle Street
                            Chicago, IL 60604-1295

                                  PROSPECTUS
                              SEPTEMBER 15, 1998

  This Prospectus describes the BRINSON FUND-CLASS N SHARES of the investment portfolios offered by The Brinson Funds (the "Trust"). The Trust is an open-end management investment company advised by Brinson Partners, Inc. ("Brinson Partners" or the "Advisor"), which currently offers eight distinct investment portfolios: Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund (each a "Series" and collectively, the "Series"). Each Series offers three separate classes of shares-the Brinson Fund-Class N, the Brinson Fund-Class I and the UBS Investment Funds class. The Brinson Fund-Class N shares of the Series are referred to herein as the: Brinson Global Fund, Brinson Global Equity Fund, Brinson Global Bond Fund, Brinson U.S. Balanced Fund, Brinson U.S. Equity Fund, Brinson U.S. Large Capitalization Equity Fund, Brinson U.S. Bond Fund and Brinson Non-U.S. Equity Fund (each a "Fund" and collectively, the "Brinson Funds" or "Funds"). This Prospectus pertains only to the Brinson Fund-Class N shares, which do not have a sales load, but are subject to annual 12b-1 plan expenses. The Brinson Fund-Class I shares, which are designed primarily for institutional investors, do not have a sales load and are not subject to annual 12b-1 plan expenses. Further information relating to the Brinson Fund-Class I shares may be obtained by calling 1-800-448-2430. The UBS Investment Funds class shares do not have a sales load, but have slightly higher Rule 12b-1 fees and a lower minimum investment requirement. Further information relating to the UBS Investment Funds class shares may be obtained by calling 1-800-794-7753.

  This Prospectus sets forth concisely the information a prospective investor should know before investing in the Class N shares of any of the Brinson Funds. Investors should read and retain this Prospectus for future reference. Additional information about the Funds and the other classes of shares of the Trust's investment portfolios is contained in the Statement of Additional Information dated September 15, 1998, as amended from time to time, which has been filed with the U.S. Securities and Exchange Commission and is available upon request and without charge from the Trust at the addresses and telephone numbers below. The Statement of Additional Information is incorporated by reference into this Prospectus. The Statement of Additional Information, material incorporated by reference into this Prospectus, and other information regarding the Trust and each of the Series is maintained electronically with the U.S. Securities and Exchange Commission at its Internet Web site (http://www.sec.gov).

  AN INVESTMENT IN ANY OF THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN ANY OF THE FUNDS IS NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. AN INVESTMENT IN ANY SERIES INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

UNDERWRITER:                              ADVISOR:
Funds Distributor, Inc.                   Brinson Partners, Inc.
60 State Street                           209 South LaSalle Street
Suite 1300                                Chicago, IL 60604-1295
Boston, MA 02109                          1-800-448-2430
1-800-448-2430

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Annual Fund Operating Expenses.............................................   3
Financial Highlights.......................................................   5
Prior Performance of Advisor...............................................   6
Description of the Funds...................................................   8
Investment Objectives and Policies.........................................   8
  Global Fund..............................................................   8
  Global Equity Fund.......................................................   9
  Global Bond Fund.........................................................   9
  U.S. Balanced Fund.......................................................  10
  U.S. Equity Fund.........................................................  10
  U.S. Large Capitalization Equity Fund....................................  10
  U.S. Bond Fund...........................................................  11
  Non-U.S. Equity Fund.....................................................  11
Investment Considerations and Risks........................................  12
Management of the Trust....................................................  15
Portfolio Management.......................................................  16
Administration of the Trust................................................  17
Purchase of Shares.........................................................  18
Account Options............................................................  20
Redemption of Shares.......................................................  21
Net Asset Value............................................................  24
Distribution Plan..........................................................  25
Dividends, Distributions and Taxes.........................................  26
General Information........................................................  27
Performance Information....................................................  30
Appendix A.................................................................  31

  THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY JURISDICTION OR TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS TO MAKE SUCH AN OFFER OR SOLICITATION. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                                        TOTAL FUND
                                                                                    OPERATING EXPENSES
                                                                                    (AFTER FEE WAIVER
BRINSON FUND CLASS N        MANAGEMENT FEES       12B-1         OTHER EXPENSES        AND/OR EXPENSE
SHARES                   (AFTER FEE WAIVER)/1/ EXPENSES/2/ (AFTER REIMBURSEMENT)/1/ REIMBURSEMENT)/1/
--------------------     --------------------- ----------- ------------------------ ------------------
Global Fund.............         0.80%            0.25%             0.14%                 1.19%
Global Equity Fund......         0.78%            0.25%             0.22%                 1.25%
Global Bond Fund........         0.69%            0.25%             0.21%                 1.15%
U.S. Balanced Fund......         0.69%            0.25%             0.11%                 1.05%
U.S. Equity Fund........         0.70%            0.25%             0.10%                 1.05%
U.S. Large Capitaliza-
 tion Equity Fund.......         0.00%            0.25%             0.80%                 1.05%
U.S. Bond Fund..........         0.26%            0.25%             0.34%                 0.85%
Non-U.S. Equity Fund....         0.80%            0.25%             0.20%                 1.25%

----------

/1/Pursuant to the terms of the Investment Advisory Agreements between the Trust on behalf of each Series and the Advisor, the Advisor is entitled to receive a monthly fee at the following annual rates for each of the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund: 0.80%, 0.80%, 0.75%, 0.70%, 0.70%, 0.70%, 0.50% and 0.80%,
   respectively. Brinson Partners has agreed irrevocably to waive its fees and reimburse certain expenses so that total operating expenses, with the exception of 12b-1 expenses, of the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund will never exceed 1.10%, 1.00%, 0.90%, 0.80%, 0.80%, 0.80%, 0.60% and 1.00%, respectively.
   Absent these fee waivers and expense reimbursements, the total operating expenses for the Brinson Fund Class N shares of the Series for the fiscal year ended June 30, 1998 would have been 1.27% Global Equity Fund, 1.21% Global Bond Fund, 1.06% U.S. Balanced Fund, 1.84% U.S. Large Capitalization Equity Fund, and 1.09% U.S. Bond Fund. The fees and expenses for the U.S. Large Capitalization Equity Fund are based on the period from April 6, 1998 (commencement of operations) to June 30, 1998.
/2/For purposes of this Table, "12b-1 Expenses" is comprised of an asset-based sales charge of 0.25% of average daily net assets of each Series. See "Distribution Plan."

  Pursuant to rules of the National Association of Securities Dealers, Inc. ("NASD"), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Funds may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Brinson Funds may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD. This amount also includes service fees.

EXAMPLE: Based on the level of expenses listed above after fee waivers and reimbursements, the total expenses relating to an investment of $1,000 would be as follows assuming a 5% annual return and redemption at the end of each time period.

BRINSON FUND CLASS N SHARES                      1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------                      ------ ------- ------- --------
Global Fund.....................................  $12     $38     $65     $144
Global Equity Fund..............................  $13     $40     $69     $151
Global Bond Fund................................  $12     $37     $63     $140
U.S. Balanced Fund..............................  $11     $33     $58     $128
U.S. Equity Fund................................  $11     $33     $58     $128
U.S. Large Capitalization Equity Fund...........  $11     $33     $58     $128
U.S. Bond Fund..................................  $ 9     $27     $47     $105
Non-U.S. Equity Fund............................  $13     $40     $69     $151

  The foregoing table is designed to assist the investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly.

-------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, A FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN ACTUAL RETURNS GREATER OR LESS THAN 5%.

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  The selected financial information in the following table has been audited by the Funds' independent auditors, whose unqualified reports thereon (the "Reports") appear in the Funds' Annual Report to Shareholders dated June 30, 1998 (the "Annual Report"). Additional performance and financial data and related notes are contained in the Annual Report, which is available without charge upon request. The Funds' Financial Statements for the fiscal year ending June 30, 1998 and the Reports are incorporated by reference into the Statement of Additional Information.

FINANCIAL HIGHLIGHTS--FISCAL YEAR ENDED JUNE 30

  The following table presents financial data relating to a share of beneficial interest outstanding throughout the period presented. This information has been derived from the Funds' financial statements.

                           INCOME (LOSS) FROM INVESTMENT
                                     OPERATIONS                LESS DISTRIBUTIONS
                           ------------------------------ -----------------------------
                                                          DISTRIBU-
                                                 TOTAL      TIONS   DISTRIBU-
                                                 INCOME   FROM AND    TIONS              NET                 NET
                                       NET       (LOSS)   IN EXCESS FROM AND            ASSET              ASSETS,
                 NET ASSET   NET    REALIZED      FROM     OF NET   IN EXCESS           VALUE-    TOTAL    END OF
                  VALUE-   INVEST-     AND      INVEST-    INVEST-   OF NET     TOTAL    END     RETURN    PERIOD
                 BEGINNING  MENT   UNREALIZED     MENT      MENT    REALIZED  DISTRIBU-   OF      (NON-      (IN
YEAR             OF PERIOD INCOME  GAIN (LOSS) OPERATIONS  INCOME     GAIN      TIONS   PERIOD ANNUALIZED)  000S)
----             --------- ------- ----------- ---------- --------- --------- --------- ------ ----------- -------
BRINSON GLOBAL FUND-CLASS N (Commencement of Operations June 30, 1997)
1998............  $13.13   0.63       0.32        0.95     (0.63)    (0.70)    (1.33)   $12.75    7.90 %   $ 1,163
BRINSON GLOBAL EQUITY FUND-CLASS N (Commencement of Operations June 30, 1997)
1998............  $12.76   0.13       0.82        0.95     (0.13)    (1.05)    (1.18)   $12.53    8.60 %   $     1
BRINSON GLOBAL BOND FUND-CLASS N (Commencement of Operations June 30, 1997)
1998............  $ 9.64   0.42/2/   (0.20)       0.22     (0.29)    (0.17)    (0.46)   $ 9.40    2.37 %   $     9
BRINSON U.S. BALANCED FUND-CLASS N (Commencement of Operations June 30, 1997)
1998............  $12.53   0.47/2/    0.94        1.41     (0.73)    (0.94)    (1.67)   $12.27   12.15 %   $     1
BRINSON U.S. EQUITY FUND-CLASS N (Commencement of Operations June 30, 1997)
1998............  $17.64   0.15       3.37        3.52     (0.15)    (1.13)    (1.28)   $19.88   21.10 %   $   268
BRINSON U.S. LARGE CAPITALIZATION EQUITY FUND-CLASS N (Commencement of Operations April 6, 1998)
1998............  $10.00   0.02      (0.23)      (0.21)    (0.01)      N/A     (0.01)   $ 9.78   (2.02)%   $16,033
BRINSON U.S. BOND FUND-CLASS N (Commencement of Operations June 30, 1997)
1998............  $10.24   0.61       0.42        1.03     (0.55)    (0.14)    (0.69)   $10.58   10.30 %   $     1
 .BRINSON NON-U.S. EQUITY FUND-CLASS N (Commencement of Operations June 30, 1997)/3/
1998............  $12.59   0.16       0.29        0.45     (0.16)    (0.74)    (0.90)   $12.14    4.51 %   $    11
                           RATIOS/SUPPLEMENTAL DATA
                 -----------------------------------------------
                                       RATIO OF NET INVESTMENT
                   RATIO OF EXPENSES           INCOME
                    TO AVERAGE NET         TO AVERAGE NET
                        ASSETS                 ASSETS
                 --------------------- -------------------------
                                                                            AVERAGE
                   BEFORE     AFTER      BEFORE        AFTER                COMMIS-
                  EXPENSE    EXPENSE     EXPENSE      EXPENSE    PORTFOLIO   SION
                 REIMBURSE- REIMBURSE- REIMBURSE-   REIMBURSE-   TURNOVER  RATE PAID
YEAR                MENT       MENT       MENT         MENT        RATE    PER SHARE
----             ---------- ---------- ------------ ------------ --------- ---------
BRINSON GLOBAL FUND-CLASS N (Commencement of Operations June 30, 1997)
1998............  1.19%        N/A       2.45%           N/A        88%     $0.0274
BRINSON GLOBAL EQUITY FUND-CLASS N (Commencement of Operations June 30, 1997)
1998............  1.27%      1.25%       1.04%        1.06%         46%     $0.0254
BRINSON GLOBAL BOND FUND-CLASS N (Commencement of Operations June 30, 1997)
1998............  1.21%      1.15%       4.22%        4.28%        151%       N/A
BRINSON U.S. BALANCED FUND-CLASS N (Commencement of Operations June 30, 1997)
1998............  1.06%      1.05%       3.63%        3.64%        194%     $0.0549
BRINSON U.S. EQUITY FUND-CLASS N (Commencement of Operations June 30, 1997)
1998............  1.05%        N/A       0.87%           N/A        42%     $0.0469
BRINSON U.S. LARGE CAPITALIZATION EQUITY FUND-CLASS N (Commencement of Operations April 6, 1998)
1998............  1.84%/1/   1.05%/1/    0.27%/1/     1.06%/1/      12%     $0.0350
BRINSON U.S. BOND FUND-CLASS N (Commencement of Operations June 30, 1997)
1998............  1.09%      0.85%       5.36%        5.60%        198%       N/A
 .BRINSON NON-U.S. EQUITY FUND-CLASS N (Commencement of Operations June 30, 1997)/3/
1998............  1.25%        N/A       1.27%           N/A        49%     $0.0221

-----
/1/Annualized
/2/The net investment income per share data was determined by using average shares outstanding throughout the period.
/3/During the year ended June 30, 1998, the Non-U.S. Equity Fund (the "Fund") had total borrowings of $32,600,000 outstanding for 1 day (June 29, 1998) under the Trust's agreement with The Chase Manhattan Bank to provide a 364-day $100 million committed line of credit. The Fund had 36,449,018.679 shares outstanding on June 29, 1998, and the amount of debt per share was $12.05. At June 30, 1998, the Fund had no debt outstanding.
N/A=Not Applicable

PRIOR PERFORMANCE OF ADVISOR

  The following table sets forth the Advisor's performance data relating to the historical performance of funds contained within an institutional collective investment trust ("CIT") (described below) managed by the Advisor. Such CITs have investment objectives, policies, strategies and risks substantially similar to those of the various Series of the Trust. The data is provided to illustrate the past performance of the Trust. Advisor in managing investment portfolios which are substantially similar to each applicable Series of the Trust as measured against specified market indices. The performance data of the Class N Shares of each Series of the Trust is also included in the Table.

  The Advisor adopted the Performance Presentation Standards of the Association for Investment Management and Research (AIMR Standards) as of January 1, 1993. The CIT returns presented in this Prospectus are the responsibility of the Advisor. They are presented in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR--PPS(TM)). AIMR has not been involved with the preparation or review of these returns.

  Investment results are time-weighted performance calculations representing total return. Returns are calculated using geometric linking of monthly returns. Each composite is a single entity composite, consisting of the assets of each applicable fund of the Brinson Trust Company Collective Investment Trust for Pension and Profit Sharing Trusts, or its predecessors, which may be a single client. Clients must be an ERISA or governmental employee benefit plan in order to qualify to invest in a CIT. Composites are valued monthly, taking into account cash flows. All realized and unrealized capital gains and losses, as well as all dividends and interest from investments and cash balances, are included. Investment transactions are accounted for on a trade date basis. Total returns for the CIT composites exclude the impact of administrative expenses and the impact of any income taxes an investor might have incurred as a result of taxable ordinary income and capital gains realized by the CIT.

  The composite for each CIT is composed of all actual fee-paying, discretionary client portfolios invested in the CIT. No alterations of composites as presented here have occurred due to changes in personnel. Accounts of all sizes invested in each CIT are included in composite performance and no minimum account relationship size was set for inclusion in the composites as the individual account size does not impact portfolio management style. CIT's are not subject to certain expenses, investment limitations, diversification requirements and restrictions to which the Series are subject and which are imposed by the Investment Company Act of 1940 (the "Act") and the Internal Revenue Code of 1986, as amended. Had such expenses, limitations, requirements and restrictions been applicable to the CITs, the performance results of the CIT composites could have been adversely affected. The CITs performance presented does not represent the historical performance of the Series and should not be interpreted as indicative of future performance of the Series.

                                                        AVERAGE ANNUAL
                                                    --------------------------
                                              ONE    TWO   THREE  FIVE    TEN
TOTAL RETURNS AS OF JUNE 30, 1998            YEAR   YEARS  YEARS  YEARS  YEARS
---------------------------------            -----  -----  -----  -----  -----
Global Securities Portfolio/1/..............  8.22% 13.58% 14.93% 11.66% 12.40%
Brinson Global Fund Class N/2/..............  7.90  13.21  14.25  11.09    N/A
GSMI Mutual Fund Index/3/................... 13.76  15.86  15.72  13.56  12.41
Global Equity with Cash Portfolio/1/........ 10.88  16.31  19.47  13.61  12.81
Brinson Global Equity Fund Class N/2/.......  8.60  14.75  18.26    N/A    N/A
MSCI World Equity (Free) Index/3/, /4/...... 17.18  19.88  19.56  16.02  11.63
Global Bond Portfolio/1/....................  3.71   5.73   7.89   6.55   9.05
Brinson Global Bond Fund Class N/2/.........  2.37   5.00   7.12    N/A    N/A
Salomon World Govt Bond Index/3/............  4.32   4.10   2.84   6.33   8.35
U.S. Balanced Portfolio/1/.................. 12.87  14.64  14.67  12.04  12.69
Brinson U.S. Balanced Fund Class N/2/....... 12.15  13.81  13.70    N/A    N/A
U.S. Balanced Mutual Fund Index/3/.......... 22.38  22.05  20.83  16.32  14.57
U.S. Equity Portfolio/1/.................... 21.89  27.26  28.66  22.02  19.66
Brinson U.S. Equity Fund Class N/2/......... 21.10  26.37  27.73    N/A    N/A
Wilshire 5000 Index/3/...................... 28.86  29.09  28.13  21.56  17.61
U.S. Large Capitalization Equity Portfo-
 lio/1/, /5/................................ 21.41  28.61  30.56  23.49  20.64
Brinson U.S. Large Capitalization Equity
 Portfolio Class N/2/, /6/.................. (0.37)   N/A    N/A    N/A    N/A
S & P 500/3/................................ 30.21  32.37  30.23  23.05  18.55
U.S. Bond Portfolio/1/...................... 10.89   9.89   8.27   7.14   9.40
Brinson U.S. Bond Fund Class N/2/........... 10.30   9.37    N/A    N/A    N/A
Salomon BIG Index/3/........................ 10.59   9.36   7.88   6.91   9.11
Non-U.S. Equity Portfolio/1/................  5.88  12.99  16.98  12.22  10.93
Brinson Non-U.S. Equity Fund Class N/2/.....  4.51  12.11  15.81    N/A    N/A
MSCI Non-U.S. Equity (Free) Index/3/, /4/...  6.04   9.77  11.04  10.29   6.98

----------
FOOTNOTES:
  /1Performance/figures for the Advisor's composite accounts are net of advisory fees. Advisory fees are determined by taking the average account size within the fund at June 30, 1998 and applying the standard fee schedule. Performance figures for the Advisor's composite accounts gross of fees would be:

                                                        AVERAGE ANNUAL
                                                    --------------------------
                                              ONE    TWO   THREE  FIVE    TEN
                                             YEAR   YEARS  YEARS  YEARS  YEARS
                                             -----  -----  -----  -----  -----
  Global Securities Portfolio...............  8.94% 14.30% 15.65% 12.38% 13.12%
  Global Equity with Cash Portfolio......... 11.73  17.16  20.32  14.46  13.66
  Global Bond Portfolio.....................  4.28   6.30   8.46   7.12   9.62
  U.S. Balanced Portfolio................... 13.59  15.36  15.39  12.76  13.41
  U.S. Equity Portfolio..................... 22.47  27.84  29.24  22.60  20.24
  U.S. Large Capitalization Equity Portfo-
 lio........................................ 22.02  29.22  31.17  24.10  21.25
  U.S. Bond Portfolio....................... 11.20  10.20   8.58   7.45   9.71
  Non-U.S. Equity Portfolio.................  6.59  13.70  17.69  12.93  11.64

  /2Total/returns include reinvestment of all capital gain and income distributions. 12b-1 fee applies after June 30, 1997. Inception dates and average annual returns since each Fund's inception date are as follows:
    Brinson Global Fund Class N, 8/31/92, 11.37%; Brinson Global Equity Fund Class N, 1/31/94, 12.36%; Brinson Global Bond Fund Class N, 7/31/93, 6.42%; Brinson U.S. Balanced Fund Class N, 12/31/94, 15.89%; Brinson U.S. Equity Fund Class N, 2/28/94, 23.03%; Brinson U.S. Large Capitalization Equity Fund Class N, 4/30/98, (0.37)%; Brinson U.S. Bond Fund Class N, 8/31/95, 7.67%; and Brinson Non-U.S. Equity Fund Class N, 8/31/93, 4.51%.

  /3GSMI/Mutual Fund Index, an un-managed index compiled by the Advisor, constructed as follows: 40% Wilshire 5000 Index; 22% MSCI Non-U.S. Equity
    (Free) Index; 21% Salomon BIG Bond Index; 9% Salomon Non-U.S. Government Bond Index (unhedged); 2% JP Morgan EMBI+; 3% IFC Investable Index; and 3% High Yield Bond Index. MSCI World Equity (Free) Index is an un-managed market driven broad based index which includes U.S. and non-U.S. equity markets in terms of capitalization and performance. Salomon World Government Bond Index is an un-managed market driven index which measures the broad global fixed income markets invested in debt issues of U.S. and non-U.S. governments, governmental entities and supranationals. U.S. Balanced Mutual Fund Index, an un-managed index compiled by the Advisor, constructed as follows: 65% Wilshire 5000 Index and 35% Salomon Brothers Broad Investment Grade

   Bond Index. Wilshire 5000 Index is an un-managed broad weighted index which includes all U.S. common stocks. S & P 500 Index is an un-managed index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. Salomon Brothers Broad Investment Grade (BIG) Bond Index is an un-managed market driven broad based index which includes U.S. bonds with over one year to maturity. MSCI Non-U.S. Equity (Free) Index is an un-managed market driven broad based index which includes non-U.S. equity markets in terms of capitalization and performance.
  /4Beginning/1/31/88 these indices are "free".
  /5Prior/to 6/30/97, returns represent the large capitalization holdings of the audited U.S. Equity Portfolio (inception date as of 12/31/81).

  /6Non-annualized/return since performance inception 4/30/98.

DESCRIPTION OF THE FUNDS

  The investment objective of each Series is fundamental and may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Series, as defined in the Act. Unless otherwise stated in this Prospectus or the Statement of Additional Information, each Series' investment policies are not fundamental and may be changed without shareholder approval. There can be no assurance that a Series will achieve its investment objective.

  None of the Series intends to concentrate its investments in a particular industry. None of the Series intends to issue senior securities as defined in the Act, except that each Series may engage in borrowing activities as defined in Appendix A and in the Statement of Additional Information. Each Series' investment objective and its policies concerning portfolio lending, borrowing, the issuance of senior securities and concentration are "fundamental," which means that they may not be changed without the affirmative vote of the holders of a majority of the Series' outstanding voting securities (as defined in the Act).

INVESTMENT OBJECTIVES AND POLICIES

GLOBAL FUND

INVESTMENT OBJECTIVE

  The Global Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk while seeking to achieve its investment objective. As a global fund, at least 65% of the Series' total assets will be invested in securities of issuers in at least three countries, one of which may be the United States. The Series may utilize a wide range of equity, debt and money market securities in domestic and foreign markets, and the Series may invest in other open-end investment companies advised by Brinson Partners. The Series may enter into repurchase agreements and reverse repurchase agreements, and engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Consideration and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing active asset allocation strategies across global equity and fixed income markets and active security selection within each market. These decisions are undertaken relative to the GSMI Mutual Fund Index (the "Global Benchmark"), which is compiled by Brinson Partners. The Global Benchmark consists of eight distinct asset classes representing the primary wealth-holding public securities markets. These asset classes are U.S. equities, non-U.S. equities, emerging markets equities, U.S. bonds, non-U.S. bonds, emerging markets bonds, high yield bonds and cash equivalents. Each asset class is represented in the Global Benchmark by an index compiled by an independent data provider. In order to compile the Global Benchmark, the Advisor determines current relative market capitalizations in the world markets (U.S. equities, non-U.S. equities, emerging markets equities, U.S. bonds, non-U.S. bonds, emerging markets bonds, high yield bonds and cash) and then weights each relevant index. Based on this weighting, the Advisor determines the return of the relative indices, applies the index weighting and then determines the return of the Global Benchmark. From time to time, the Advisor may substitute an equivalent index within a given asset class when it believes that such index more accurately reflects the relevant global market.

  Although it may invest anywhere in the world, it is expected that the Series' assets will be primarily invested in equity markets listed in the Morgan Stanley Capital International ("MSCI") World Equity (Free) Index. The Series will primarily invest in fixed income markets listed in the Salomon World Government Bond Index. The Series may invest up to 10% of its net assets in equity and debt securities of emerging market issuers, or securities with respect to which the return is derived from the equity or debt securities of issuers in emerging markets.

GLOBAL EQUITY FUND

INVESTMENT OBJECTIVE

  The Global Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk while seeking to achieve its investment objective. As a global fund, at least 65% of the Series' total assets will be invested in equity securities of issuers in at least three countries, one of which may be the United States. The Series may utilize a wide range of equity securities that are traded on both domestic and foreign stock exchanges or, in the case of domestic stocks, in the over-the-counter market. The Series may enter into repurchase agreements and reverse repurchase agreements, and engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing an active asset allocation strategy across global equity markets, active management of currency exposures and active security selection within each market. The benchmark for the Series is the MSCI World Equity (Free) Index (the "Global Equity Benchmark"). The Global Equity Benchmark is a market driven broad based index which includes U.S. and non-U.S. equity markets in terms of capitalization and performance. The Global Equity Benchmark is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. Although it may invest anywhere in the world, it is expected that the Series' assets will primarily be invested in equity markets listed in the Global Equity Benchmark. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant global market.

GLOBAL BOND FUND

INVESTMENT OBJECTIVE

  The Global Bond Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk while seeking to achieve its investment objective. As a global fund, at least 65% of the Series' total assets will be invested in debt securities with an initial maturity of more than one year of issuers in at least three countries, one of which may be the United States. The Series seeks to achieve this objective by investing primarily in debt securities that may also provide the potential for capital appreciation. The Series may enter into repurchase agreements and reverse repurchase agreements, and may engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a non-diversified portfolio as described in "Investment Considerations and Risks-Non-Diversified Status." The benchmark for the Series is the Salomon World Government Bond Index (the "Global Bond Benchmark"). The Global Bond Benchmark is a market driven index which measures the broad global fixed income markets invested in debt issues of U.S. and non-U.S. governments, governmental entities and supranationals. Although it may invest anywhere in the world, it is expected that the Series' assets will be primarily invested in fixed income markets listed in the Global Bond Benchmark. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant global fixed income securities market.

U.S. BALANCED FUND

INVESTMENT OBJECTIVE

  The U.S. Balanced Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. In seeking to achieve its investment objective, the Series attempts to control risk. Under normal circumstances, the Series will invest at least 25% of its net assets in fixed income securities. The Series may utilize a wide range of equity, debt and money market securities. The Series may also invest in equity securities, including warrants, preferred stock and securities convertible into equity securities. The Series may enter into repurchase agreements and reverse repurchase agreements, and may engage in futures and options for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. It is not the policy of the Series to take unreasonable risks to obtain speculative or aggressively high returns.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing active asset allocation strategies across U.S. equity and fixed income markets and active security selection within each market. These decisions are undertaken relative to the U.S. Balanced Mutual Fund Index (the "U.S. Balanced Benchmark"), which is compiled by Brinson Partners. The U.S. Balanced Benchmark represents a fixed composite of 65% Wilshire 5000 Index and 35% Salomon Brothers Broad Investment Grade (BIG) Bond Index. From time to time, the Advisor may substitute an equivalent index within a given asset class when the Advisor believes that such new index more accurately reflects the relevant U.S. market.

U.S. EQUITY FUND

INVESTMENT OBJECTIVE

  The U.S. Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities of U.S. companies. The Series is a diversified portfolio that seeks to achieve its objective by investing in a wide range of equity securities of U.S. companies that are traded on major stock exchanges as well as in the over-the-counter market. The Series may engage in futures and options for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. The benchmark for the Series is the Wilshire 5000 Index (the "U.S. Equity Benchmark"). The U.S. Equity Benchmark is a broad weighted index which includes all U.S. common stocks. The U.S. Equity Benchmark is designed to provide a representative indication of the capitalization and return for the U.S. equity market.

U.S. LARGE CAPITALIZATION EQUITY FUND

INVESTMENT OBJECTIVE

  The U.S. Large Capitalization Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. Under normal circumstances, at least 65% of the Series' total assets will be invested in large capitalization equity securities of U.S. companies. The Advisor defines large capitalization companies as those with market capitalizations in the upper 65% of the Wilshire 5000 Index at the time of the Series' investment. Companies whose capitalization falls below this level after purchase continue to be considered large capitalization companies. The Series is a non-diversified portfolio as described in "Investment Considerations and Risk - Non-Diversified Status." The Series seeks to achieve its objective by investing in a wide range of equity securities of U.S. companies that are traded on major stock exchanges as well as in the over-the-counter market. The Series may engage in futures and options for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. The benchmark for the Series is the Standard & Poor's 500 Stock Index (the "U.S. Large Capitalization Equity Benchmark"). The U.S. Large Capitalization Equity Benchmark is a broad weighted index which includes primarily U.S. common stocks. The U.S. Large Capitalization Equity Benchmark is designed to provide a representative indication of the capitalization and return for the large capitalization U.S. equity market.

U.S. BOND FUND

INVESTMENT OBJECTIVE

  The U.S. Bond Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. As a matter of fundamental policy, under normal circumstances, the Series intends to invest at least 65% of its total assets in U.S. debt securities with an initial maturity of more than one year. The Series is a diversified portfolio that seeks to achieve its objective by investing primarily in fixed income securities, which may also provide the potential for capital appreciation. The Series may also engage in futures and options transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series may invest in a broad range of fixed income securities, including debt securities of the U.S. government, together with its agencies and instrumentalities and the debt securities of U.S. corporations. A majority of the fixed income securities in which the Series will invest will possess a minimum rating of BBB- by Standard & Poor's Ratings Group ("S&P") or Baa3 by Moody's Investors Services, Inc. ("Moody's") or, if unrated, will be determined to be of comparable quality by Brinson Partners. Such securities are considered to be investment grade. Other fixed income securities in which the Series may invest include zero coupon securities, mortgage-backed securities, asset-backed securities and when-issued securities. The Series may invest a portion of its assets in short-term debt securities (including repurchase and reverse repurchase agreements) of corporations, the U.S. government or its agencies or instrumentalities, and banks and finance companies.

  The benchmark for the Series is the Salomon Brothers Broad Investment Grade
(BIG) Bond Index (the "U.S. Bond Benchmark"). The U.S. Bond Benchmark is a market driven broad based index which includes U.S. bonds with over one year to maturity. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant fixed income securities market.

NON-U.S. EQUITY FUND

INVESTMENT OBJECTIVE

  The Non-U.S. Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, by investing primarily in the equity securities of non-U.S. issuers. Under normal conditions, at least 65% of the Series' total assets will be invested in equity securities of issuers in at least three countries other than the United States. In seeking to achieve its investment objective while controlling risk, the Series may invest in a wide range of equity securities, including: American, European and Global Depositary Receipts, common and preferred stock; debt securities convertible into or exchangeable for common stock; and securities such as warrants or rights that are convertible into common stock. The Series may engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by investing primarily in the equity securities of non-U.S. issuers. The benchmark for the Series is the MSCI Non-U.S. Equity (Free) Index (the "Non-U.S. Equity Benchmark"). The Non-U.S. Equity Benchmark is a market driven broad based index which includes non-U.S. equity markets in terms of capitalization and performance. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant international market. Although it may invest anywhere in the world, it is expected that the Series' assets will be primarily invested in the equity markets included in the MSCI Non-U.S. Equity (Free) Index.

INVESTMENT CONSIDERATIONS AND RISKS

  The following provides information about the types of instruments in which the Series may invest, strategies employed by Brinson Partners in its attempt to attain each Series' investment objective and a summary of related risks. Shareholders should understand that all investments involve risks and there can be no guarantee against loss resulting from an investment in the Series, nor can there be any assurance that the Series will be able to attain their investment objectives. A complete list of the Series' investment restrictions and more detailed information about the Series' investments are contained in Appendix A in this Prospectus, and in the Statement of Additional Information.

  EQUITY SECURITIES (GLOBAL FUND, GLOBAL EQUITY FUND, U.S. BALANCED FUND, U.S. EQUITY FUND, U.S. LARGE CAPITALIZATION EQUITY FUND AND NON-U.S. EQUITY FUND) -
 Equity securities fluctuate in value as a result of various factors, which are often unrelated to the value of the issuer of the securities. These fluctuations may be pronounced. The Global Fund may invest in small market capitalization companies and in equity securities that are considered by the Advisor to be in their post-venture capital stage. These securities may have limited marketability, and therefore, may be more volatile. Fluctuations in the value of the Series' equity investments will affect the value of their shares and thus the Funds' total returns to investors.

  FIXED INCOME SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND) - All fixed income securities are subject to two types of risks: credit risk and interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed income securities resulting from the inverse relationship between the price and yield of fixed income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed income securities decline, and when interest rates fall, prices rise.

  FOREIGN SECURITIES AND CURRENCY CONSIDERATIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND AND NON-U.S. EQUITY FUND) - Investments in securities of foreign issuers may involve greater risks than those of U.S. issuers. There is generally less information available to the public about non-U.S. companies and less government regulation and supervision of non-U.S. stock exchanges, brokers and listed companies. Non-U.S.

companies are not subject to uniform global accounting, auditing and financial reporting standards, practices and requirements. Securities of some non-U.S. companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Securities trading practices abroad may offer less protection to investors. Settlement of transactions in some non-U.S. markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Series' portfolios. Additionally, in some non-U.S. countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property or other assets of the Series, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. The Series intend to diversify broadly among countries, but reserve the right to invest a substantial portion of their assets in one or more countries if economic and business conditions warrant such investments. Brinson Partners will take these factors into consideration in managing the Series' investments. Because the Series will keep their books and records in U.S. dollars, the Series will be required, for federal income tax purposes, to account for income and losses on all transactions involving foreign currency under Section 988 of the Internal Revenue Code of 1986, as amended, and the applicable U.S. Treasury Regulations, so that generally any component of a gain or loss attributable to currency fluctuations results in ordinary income or loss and not capital gain or loss.

  The U.S. dollar market value of the Series' investments and of dividends and interest earned by the Series may be significantly affected by changes in currency exchange rates. Some currency prices may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Series. Although the Series may attempt to manage currency exchange rate risks, there is no assurance that the Series will do so at an appropriate time or that they will be able to predict exchange rates accurately. For example, if the Series increase their exposure to a currency and that currency's price subsequently falls, such currency management may result in increased losses to the Series. Similarly, if the Series decrease their exposure to a currency, and the currency's price rises, the Series will lose the opportunity to participate in the currency's appreciation. Each Series will manage currency exposures relative to the normal currency allocation and will consider return and risk of currency exposures relative to its respective Benchmark. In addition, if the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars.

  On January 1, 1999, the European Monetary Union (the "EMU") plans to introduce a new single currency, the Euro, which will replace the national currencies of participating member nations. If the Series hold investments in nations with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting, will be impacted. Although it is not possible to predict the impact of the Euro on the Series, the transition and the elimination of currency risk among nations participating in the EMU may change the economic environment and behavior of investors, particularly in European markets.

  The adoption of the Euro does not reduce the currency risk presented by fluctuations in value of the U.S. dollar to other currencies and, in fact, currency exchange risk may be magnified. Also, increased market volatility may result. Additional risks that may result include the fact that European issuers in which the Series invest may face substantial conversion costs, which may not be accurately anticipated and may impact issuer profitability and creditworthiness.

  Brinson Partners has created an interdepartmental team to handle all Euro-related changes to enable the Series to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the Series will not be adversely affected, Brinson Partners and the Trust's service providers are taking steps that they believe are reasonably designed to address the Euro issue.

  There are additional risks inherent in investing in less developed countries which are applicable to the Global Fund. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries.

  Emerging markets countries such as those in which the Global Fund may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

  FOREIGN CURRENCY TRANSACTIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND AND NON-U.S. EQUITY FUND) - To manage exposure to currency fluctuations, the Series may alter fixed income or money market exposures, enter into forward currency exchange contracts, buy or sell options or futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Series will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require the Series to set aside liquid assets in a segregated custodial account to cover their obligations.

  FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS (ALL SERIES) - The Series may attempt to reduce the overall level of investment risk of particular securities and attempt to protect against adverse market movements by investing in futures, options and other derivative instruments. A derivative instrument is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, a specific security or an index of securities. The derivative instruments in which the Series may invest include the purchase and writing of options on securities (including index options) and options on foreign currencies, investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government securities, equity or fixed income securities ("futures contracts"), forward contracts and swaps and swap-related products such as equity index swaps, interest rate swaps, currency swaps, and related caps, collars and floors.

  The investment in futures, options, forward contracts, swaps and similar strategies by the Series will depend on Brinson Partners' judgment as to the potential risks and rewards of different types of strategies, and it should be recognized that the use of these instruments exposes the Series to additional investment risks and transaction costs. If the Advisor incorrectly analyzes the market conditions or does not employ the appropriate strategy with respect to these instruments, the Series could be left in a less favorable position. For example, gains and losses on investments in futures depend on the Advisor's ability to predict correctly the direction of security prices, interest rates and other economic factors. Additional risks inherent in the use of futures, options and forward contracts include: adverse movements in the prices of securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedge positions to avoid adverse tax consequences. Options and futures can be volatile instruments and may not perform as expected. A Series could experience losses if the prices of its options and futures positions are poorly correlated with its other investments. If a hedge is applied at an inappropriate time or price trends are judged incorrectly, options and futures strategies may lower a Series' return (i.e., options and futures may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge). Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities and may offer less liquidity and less protection to a Series in the event of default by the other party to the contract. The loss from investing in futures transactions is potentially unlimited. A Series does not intend to purchase put and call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets.

  Each Series may invest in derivatives for hedging purposes, to maintain liquidity, or in anticipation of changes in the composition of its portfolio holdings. No Series will engage in derivative investments purely for speculative purposes. A Series will invest in one or more derivatives only to the extent that the instrument under consideration is judged by the Advisor to be consistent with the Series' overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to the Series' other portfolio investments.

  Where not specified, investment limitations with respect to a Series' derivative instruments will be consistent with that Series' existing percentage limitations with respect to its overall investment policies and restrictions. The risks and policies of various types of derivative instruments permitted for the Series, including options, futures, forward contracts and applicable interest rate swaps, are described in greater detail in Appendix A in this Prospectus, and in the Statement of Additional Information.

  NON-DIVERSIFIED STATUS (GLOBAL BOND FUND AND U.S. LARGE CAPITALIZATION EQUITY FUND ONLY) - Each Series is classified as a "non-diversified" investment company under the Act, which means that the proportion of the Series' assets that may be invested in the securities of a single issuer is not limited by the Act. Since each Series may invest a larger portion of its assets in the securities of a single issuer than investment companies that are classified as diversified funds under the Act, an investment in the Global Bond Fund or in the U.S. Large Capitalization Equity Fund may be subject to greater fluctuations in value than an investment in a diversified fund.

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

  The Trust is a Delaware business trust. Under Delaware law, the Board of Trustees has overall responsibility for managing the business and affairs of the Trust. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Series.

THE ADVISOR

  Brinson Partners, a Delaware corporation, is an investment management firm, managing as of June 30, 1998, over $286 billion, primarily for pension and profit sharing institutional accounts. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Bahrain, Basel, Frankfurt, Geneva, Hong Kong, London, Melbourne, New York, Paris, Rio de Janeiro, Singapore, Sydney, Tokyo and Zurich, in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is a part of the UBS Brinson Division of UBS AG. UBS AG, with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS AG was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998.

  Brinson Partners also serves as the investment advisor to nine other investment companies: Brinson Relationship Funds, which includes seventeen investment portfolios (series); The Enterprise Group of Funds, Inc. - International Growth Portfolio; Enterprise Accumulation Trust - International Growth Portfolio; Fort Dearborn Income Securities, Inc.; The Hirtle Callaghan International Trust - The International Equity Portfolio; John Hancock Variable Annuity Series Trust I - International Balanced Portfolio; Managed Accounts Services Portfolio Trust - Pace Large Company Value Equity Investments; AON Funds - International Equity Fund; and The Republic Funds - Republic Equity Fund.

  Pursuant to its investment advisory agreements (the "Agreements") with the Trust on behalf of each Series, Brinson Partners is entitled to receive a monthly fee at various annual percentage rates of the Series' average daily net assets, as described below, for providing investment advisory services. Brinson Partners is responsible for paying its own expenses. Pursuant to the Agreements, Brinson Partners is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries.

  For providing investment advisory services during the fiscal year ended June 30, 1998, Brinson Partners was entitled to receive, under the Agreements, a monthly fee at an annual rate as follows of the average daily net assets of the Funds:

      Global Fund......................................................... 0.80%
      Global Equity Fund.................................................. 0.80
      Global Bond Fund.................................................... 0.75
      U.S. Balanced Fund.................................................. 0.70
      U.S. Equity Fund.................................................... 0.70
      U.S. Large Capitalization Equity Fund............................... 0.70
      U.S. Bond Fund...................................................... 0.50
      Non-U.S. Equity Fund................................................ 0.80

  The fee payable to Brinson Partners by the Global, Global Equity and Non-U.S. Equity Funds is higher than the advisory fees paid by most other mutual funds, but is comparable to those of other mutual funds with similar investment objectives. The Advisor, however, has irrevocably agreed to waive its fees and reimburse certain expenses so that the total operating expenses, with the exception of 12b-1 expenses, of the Brinson Global Fund-Class N, Brinson Global Equity Fund-Class N, Brinson Global Bond Fund-Class N, Brinson U.S. Balanced Fund-Class N, Brinson U.S. Equity Fund-Class N, Brinson U.S. Large Capitalization Equity Fund-Class N, Brinson U.S. Bond Fund-Class N and Brinson Non-U.S. Equity Fund-Class N will never exceed 1.10%, 1.00%, 0.90%, 0.80%, 0.80%, 0.80%, 0.60% and 1.00%, respectively.

PORTFOLIO MANAGEMENT

  Investment decisions for the Series are made by an investment management team at Brinson Partners. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

ADMINISTRATION OF THE TRUST

THE UNDERWRITER

  Funds Distributor, Inc. ("FDI"), 60 State Street, Suite 1300, Boston, MA 02109, was engaged pursuant to an agreement dated February 5, 1997, for the limited purpose of acting as underwriter to facilitate the filing of notices regarding sale of the shares of the Trust under state securities laws and to assist in the sale of shares. The fee for such service is borne by the Advisor.

THE ADMINISTRATOR

ADMINISTRATIVE, ACCOUNTING, TRANSFER AGENCY AND CUSTODIAN SERVICES

  The Trust, on behalf of each Series, has entered into a Multiple Services Agreement (the "Services Agreement") with Morgan Stanley Trust Company ("MSTC"), One Pierrepont Plaza, Brooklyn, New York 11201, pursuant to which MSTC is required to provide general administrative, accounting, portfolio valuation, transfer agency and custodian services to the Series, including the coordination and monitoring of any third party service providers.

  MSTC provides custodian services for the securities and cash of the Series. The custody fee schedule is based primarily on the net amount of assets held during the period for which payment is being made.

  As authorized under the Services Agreement, MSTC has entered into a Mutual Funds Service Agreement (the "CGFSC Agreement") with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC provides administrative, accounting, portfolio valuation and transfer agency services to the Series. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. Subject to the supervision of the Board of Trustees of the Trust, MSTC supervises and monitors such services provided by CGFSC.

  Pursuant to the CGFSC Agreement, CGFSC provides:

    (1) administrative services, including providing the necessary office space, equipment and personnel to perform administrative and clerical services; preparing, filing and distributing proxy materials, periodic reports to investors, registration statements and other documents; and responding to investor inquiries;

    (2) accounting and portfolio valuation services, including the daily calculation of each Fund's net asset value and the preparation of certain financial statements; and

    (3) transfer agency services, including the maintenance of each investor's account records, responding to investors' inquiries concerning accounts, processing purchases and redemptions of each Fund's shares, acting as dividend and distribution disbursing agent and performing other service functions. Shareholder inquiries should be made to the transfer agent at 1-800-448-2430.

  Also as authorized under the Services Agreement, MSTC has entered into a sub-administration agreement (the "FDI Agreement") with FDI under which FDI provides administrative assistance to the Series with respect to (i) regulatory matters, including regulatory developments and examinations, (ii) all aspects of the Series' day-to-day operations, (iii) office facilities, clerical and administrative services, and (iv) maintenance of books and records.

  For its administrative, accounting, transfer agency and custodian services, MSTC receives the following as compensation from the Trust on an annual basis:
0.0025% of the average daily U.S. assets of the Trust; 0.0525% of the average daily non-U.S. assets of the Trust; 0.3250% of the average daily emerging markets equity assets of the Trust; and 0.019% of the average daily emerging markets debt assets of the Trust. MSTC receives an additional fee of 0.075% of the average daily net assets of the Trust for administrative duties, the latter subject to the expense limitation applicable to the Trust. No fee (asset based or otherwise) is charged on any investments made by any fund into any other fund sponsored or managed by the Advisor and assets of a fund that are invested in another investment company or series thereof sponsored or managed by the Advisor will not be counted in determining the 0.075% administrative duties fee or the applicability of the expense limitation on such fee. The foregoing fees include all out-of-pocket expenses or transaction charges incurred by MSTC and any third party service provider in providing such services. Pursuant to the CGFSC Agreement and the FDI Agreement, MSTC pays CGFSC and FDI, respectively, for the services that CGFSC and FDI provide to MSTC in fulfilling MSTC's obligations under the Services Agreement.

INDEPENDENT AUDITORS

  Ernst & Young LLP, Chicago, Illinois, are the independent auditors of the Trust.

PURCHASE OF SHARES

  Shares of the Funds may be purchased directly from the Trust at the net asset value next determined after receipt of the order in proper form by the transfer agent. There is no sales load in connection with the purchase of Fund shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Brinson Fund-Class N shares or any Series. The Funds will not accept a check endorsed over by a third-party. The minimum initial investment for Fund shares is $1,000,000. The minimum initial investment for Individual Retirement Accounts ("IRAs") is $2,000. The Trust reserves the right to vary the initial investment minimum and impose minimums for additional investments in any of the Funds at any time. In addition, Brinson Partners may waive the minimum initial investment requirement for any investor.

  The Brinson Funds may be purchased through broker-dealers having sales agreements with FDI, or through financial institutions having agency agreements with FDI. There is no sales load or charge in connection with the purchase of shares. The Brinson Fund-Class N shares, however, are subject to annual 12b-1 plan expenses of 0.25% of the Funds' average daily net assets of such shares.

  The Brinson Fund-Class N shares may also be marketed directly through the offices of UBS AG. Through its branches and subsidiaries, UBS AG conducts securities research, provides investment advisory services and manages mutual funds in major cities throughout the world, including Amsterdam, Basel, Frankfurt, Geneva, Hong Kong, Houston, London, Los Angeles, Luxembourg, Miami, Monte Carlo, New York, Paris, San Francisco, Singapore, Sydney, Tokyo, Toronto and Zurich.

  Purchase orders for shares of the Funds which are received by the transfer agent in proper form prior to the close of regular trading hours (currently 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day that the Funds' net asset values per share are calculated, are priced according to the net asset value determined on that day. Purchase orders for shares of the Funds received after the close of the NYSE on a particular day are priced as of the time the net asset value per share is next determined. The Funds reserve the right to change the time at which purchases are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

  Under certain circumstances, the Trust has entered into one or more agreements (each, a "Sales Agreement") with brokers, dealers or financial institutions (each, an "Authorized Dealer") under which the Authorized Dealer may directly, or through intermediaries that the Authorized Dealer is authorized to designate under the Sales Agreement (each, a "Sub-designee"), accept purchase and redemption orders that are in "good form" on behalf of the Funds. A Fund will be deemed to have received a purchase order when the Authorized Dealer or Sub-designee accepts the purchase order and such order will be priced at the Fund's net asset value next computed after such order is accepted by the Authorized Dealer or Sub-designee.

  The Trust may accept telephone orders for Fund shares from broker-dealers or service organizations which have been previously approved by the Trust. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for the same to the Fund. Shares of the Funds may be purchased through broker-dealers, banks and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Trust.

  Brinson Partners, or its affiliates, from its own resources, may compensate broker-dealers or other financial intermediaries ("Service Providers") for marketing, shareholder servicing, recordkeeping and/or other services performed with respect to a Fund's Class N shares. Payments made for any of these purposes may be made from its revenues, its profits or any other sources available to it. When such service arrangements are in effect, they are made generally available to all qualified Service Providers.

PURCHASES MAY BE MADE IN ONE OF THE FOLLOWING WAYS:

               INITIAL INVESTMENT             SUBSEQUENT INVESTMENTS
         -------------------------------  -------------------------------
         MINIMUM $1,000,000
BY MAIL  . Complete and sign the Account  . Make your check payable
[LOGO]     Application accompanying this    to "Brinson__________Fund- Class
           Prospectus.                      N."
         . Make your check payable to     . Enclose the remittance
           "Brinson_________Fund- Class     portion of your account statement
           N."                              and include the amount of
         . Mail to the address indicated    investment, the account name and
           on the Account Application.      number.
                                          . Mail to the address indicated
                                            on your account statement or
                                            enclose in the envelope provided.

BY WIRE  . Call 1-800-448-2430 to         . Wire federal funds to:
[LOGO]     arrange for a wire               THE CHASE MANHATTAN BANK
           transaction.                     ABA#021000021
         . Wire federal funds within 24     DDA#9102-783504
           hours to:                        FOR: "BRINSON_________FUND-CLASS
           THE CHASE MANHATTAN BANK         N" AND INCLUDE YOUR NAME AND
           ABA#021000021                    ACCOUNT NUMBER.
           DDA#9102-783504
           FOR: "BRINSON_________FUND-
           CLASS N" AND INCLUDE YOUR NAME
           AND NEW ACCOUNT NUMBER.
         . Complete and sign the Account
           Application and mail to the
           address indicated on the
           Account Application
           immediately following the
           initial wire transaction.

                               INITIAL INVESTMENT            SUBSEQUENT INVESTMENTS
                         ------------------------------- -------------------------------
BY TELEPHONE             . Call 1-800-448-2430 to        . Call 1-800-448-2430 to
[LOGO]                     arrange for a telephone         arrange for a telephone
                           transaction.                    transaction.

PURCHASING BY EXCHANGES  . You may open a new account    . You may purchase additional
[LOGO]                     for a Series of the Trust by    shares of a Series of the
                           making an exchange from an      Trust by making an exchange
                           existing Brinson Fund-Class N   from an existing Brinson Fund-
                           account of any other Series of  Class N account of any other
                           the Trust. Exchanges may be     Series of the Trust. Exchanges
                           made by mail or telephone.      may be made by mail or
                           Call 1-800-448-2430 for         telephone. Call 1-800-448-2430
                           assistance.                     for assistance.

AUTOMATICALLY            . Please refer to "Automatic    . Please refer to "Automatic
                           Investment Plan" under          Investment Plan" under
                           "Account Options" or call 1-    "Account Options" or call 1-
                           800-448-2430 for assistance.    800-448-2430 for assistance.

ACCOUNT OPTIONS

  The following account options are available to shareholders. There are no charges for the programs noted below and an investor may change or terminate these plans at any time by written notice to the Trust. For information about participating in these account options, call the transfer agent at 1-800-448-2430.

      ACCOUNT OPTIONS                          INSTRUCTIONS
 -------------------------- ---------------------------------------------------
 AUTOMATIC INVESTMENT PLAN  . You may have money deducted directly from your checking, savings or bank money market
                              accounts for investment in the Funds each
                              month or quarter.
                            . Complete the Automatic Investment Plan
                              Application which is available by calling
                              1-800-448-2430 and mail it to the address
                              indicated.
                            . The account must be opened first with the
                              initial $1,000,000 minimum investment, with
                              subsequent investments of $500 pursuant to
                              the Automatic Investment Plan.
                            . The account designated will be debited in
                              the specified amount, on the date
                              indicated, and Fund shares will be
                              purchased. The Trust may alter or terminate
                              the Automatic Investment Plan at any time.

 SYSTEMATIC WITHDRAWAL PLAN . A shareholder with a minimum account of
                              $1,000,000 may direct the transfer agent to send the shareholder (or anyone the shareholder designates) regular, monthly, quarterly or semi-annual payments. Each payment under a Systematic Withdrawal Plan
                              ("SWP") must be at least $500. Such
                              payments are drawn from share redemptions.
                            . Shareholders participating in the SWP must
                              elect to have their dividends and
                              distributions automatically reinvested in additional Fund shares.
                            . The Trust may terminate any SWP for an
                              account if the value of the account falls below $50,000 as a result of share redemptions or an exchange of shares of a Fund for Brinson Fund-Class N shares of another Series of the Trust.

        ACCOUNT OPTIONS                         INSTRUCTIONS
 ------------------------------ ----------------------------------------------
 INDIVIDUAL RETIREMENT ACCOUNTS . An IRA is a tax-deferred retirement savings account that may be used by an
                                  individual under age 70 1/2 who has
                                  compensation or self-employment income
                                  and his or her unemployed spouse, or
                                  an individual who has received a
                                  qualified distribution from his or her
                                  employer's retirement plan.
                                . The minimum purchase requirement for
                                  IRAs is $2,000.

REDEMPTION OF SHARES

  Shares of the Funds may be redeemed without charge on any business day that the NYSE is open. Redemptions will be effected at the net asset value per share next determined after the receipt by the transfer agent of a redemption request meeting the requirements described below. The Trust normally sends redemption proceeds on the next business day but, in any event, redemption proceeds are sent within five business days of receipt of a redemption request in proper form. Payment also may be made by wire directly to any bank previously designated by the shareholder in an Account Application. Please note that the shareholder's bank may impose a fee for wire service. The Trust will honor redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to fifteen days from the purchase date.

  Except as noted below, redemption requests received in proper form by the transfer agent prior to the close of regular trading hours on the NYSE on any business day that the Funds' net asset values per share are calculated are effected that day. The Funds reserve the right to change the time at which redemptions are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists. Redemption requests received in proper form by the transfer agent after the close of the NYSE are effected as of the time the net asset value per share is next determined. No redemption will be processed until the transfer agent has received a completed application with respect to the account.

  Shares of the Funds may be redeemed through certain broker-dealers, banks and bank trust departments who may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were redeemed directly from the Trust.

  Under the Sales Agreement, the Authorized Dealer or Sub-designee is authorized to accept redemption orders on behalf of the Funds. A Fund will be deemed to have received a redemption order when the Authorized Dealer or Sub-designee accepts the redemption order and such order will be priced at the Fund's net asset value next computed after such order is accepted by the Authorized Dealer or Sub-designee.

  The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of Brinson Partners or the Board of Trustees, result in the necessity of a Series selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Series. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Trust has elected, pursuant to Rule 18f-1 under the Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Series, during any 90-day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Series. Any portfolio securities paid or distributed in-kind would be valued as described under "Net Asset Value." In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Series. In-kind payments need not constitute a cross-section of a Series' portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where a Series computes such redemption in-kind, the Series will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

SHARES MAY BE REDEEMED IN ONE OF THE FOLLOWING WAYS:

 BY MAIL                    n Submit a written request for redemption with:
 6
                            . The Fund's name;
                            . Your Fund account number;
                            . The dollar amount or number of shares to be
                              redeemed; and
                            . Signatures of all persons required to sign for
                              transactions, exactly as their names appear on
                              the Account Application.
                            n To protect your account from fraud, the Fund and
                              its agents may require a signature guarantee for
                              certain redemptions to verify the identity of
                              the person who has authorized a redemption from
                              your account. Please contact the Fund for
                              further information.
                            n Mail to the address indicated on the Account
                              Application. Questions may be directed to the
                              transfer agent at 1-800-448-2430.
 BY WIRE                    n This service must be elected either on the
 LOGO                         initial application or subsequently arranged in
                              writing.
                            n Shares may be redeemed by instructing the
                              transfer agent by telephone at 1-800-448-2430.
                            n Wire redemption requests must be received by the
                              transfer agent before 4:00 p.m. Eastern time for
                              money to be wired the next business day.
 BY TELEPHONE 1-800-448-    n This service must be elected either on the
 2430                         initial application or subsequently arranged in
 =                            writing.
                            n Shares may be redeemed by instructing the
                              transfer agent by telephone at 1-800-448-2430.
                            n Shares will be sold at the next share price
                              calculated after the order is received and
                              accepted. Share price is normally calculated at
                              4:00 p.m. Eastern time.
 AUTOMATICALLY              n Please refer to "Systematic Withdrawal Plan"
                              under "Account Options" or call 1-800-448-2430
                              for assistance.

----------
NOTE: The Trust reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming shares of the Brinson Funds by wire or telephone may be modified or terminated at any time by the Trust.

TELEPHONE TRANSACTIONS:

  Shareholders who wish to initiate purchase, exchange or redemption transactions by telephone must elect the option, as described above. With respect to such telephone transactions, the Funds will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of the shareholder's social security number or mother's maiden name) and, if they do not, the Funds or the transfer agent may be liable for any losses due to unauthorized or fraudulent transactions. Written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

EXCHANGE OF SHARES:

  Fund shares may be exchanged for Brinson Fund-Class N shares of any other Series within the Trust. Exchanges will not be permitted between the Brinson Fund-Class N shares and either the UBS Investment Funds class of shares or the Brinson Fund-Class I shares of a Series of the Trust.

  Fund shares may be exchanged by written request or by telephone if the shareholder has previously signed a telephone authorization on the Account Application. The telephone exchange may be difficult to implement during times of drastic economic or market changes. The Trust reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange and/or telephone transfer privileges upon 60 days' prior written notice to shareholders.

  Exchanges will be made on the basis of the relative net asset value per share of the Brinson Fund-Class N shares of the Fund from which, and the Fund into which, the exchange is made. Exchanges may be made only for shares of a Series and class then offering its shares for sale in your state of residence and are subject to the minimum initial investment requirement. For federal income tax purposes, an exchange of shares would be treated as if the shareholder had redeemed shares of one Series and reinvested in shares of another Series. Gains or losses on the shares exchanged are realized by the shareholder at the time of the exchange. Any shareholder wishing to make an exchange should first obtain and review a prospectus of the other Series. Requests for telephone exchanges must be received by the transfer agent by the close of regular trading hours (currently 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. The Funds reserve the right to change the time at which exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

TRANSFER OF SECURITIES:

  At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to a Series that meet the Series' investment objective and policies. Securities transferred to a Series will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by a Series in exchange for securities will be issued at net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Series and must be delivered to the Series by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of a Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Series' portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933, as amended, or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Series, will not exceed 5% of the Series' net assets immediately after the transaction.

NET ASSET VALUE

  The net asset value per share for each class of shares of the Series is computed by adding, with respect to each class of shares, the value of a Series' investments, cash and other assets attributable to that class, deducting liabilities of the class and dividing the result by the number of shares of that class outstanding. The public offering price of the shares of each classes' shares, all of which are sold on a continuous basis, is the net asset value of that class. The valuation of assets for determining the net asset value may be summarized as follows:

    Securities traded on securities exchanges are valued at the last available sale price. Securities that are not traded on a particular day or on an exchange are valued at either (a) the bid price or (b) a valuation within the range considered best to represent value in the circumstances. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Valuations of equity securities may be obtained from a pricing service and/or broker-dealers when such prices are believed to reflect fair value of such securities. Use of a pricing service and/or broker-dealers has been approved by the Board of Trustees. Futures contracts are valued at their daily quoted settlement price on the exchange on which they are traded. Forward foreign currency contracts are valued daily using the mean between the bid and asked forward points added to the current exchange rate and an unrealized gain or loss is recorded. The Series realizes a gain or loss upon settlement of the contracts. For valuation purposes, foreign securities initially expressed in foreign currency values will be converted into U.S. dollar values using WM/Reuters closing spot rates as of 4:00 p.m. London time.

    Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of over 60 days are valued at market price. Debt securities are valued on the basis of prices provided by a pricing service, or at the bid price where readily available, as long as the bid price, in the opinion of the Advisor, continues to reflect the value of the security. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Securities (including over-the-counter options) for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

  Net asset value is determined on each day that the NYSE is open, as of the close of business of the regular session of the NYSE (currently 4:00 p.m. Eastern time). Investments and requests to exchange or redeem shares received by the Series in proper form before such close of business are effective, and will receive the price determined, on that day. Investment, exchange and redemption requests received after such close of business are effective, and will receive the share price determined, on the next business day. The Funds reserve the right to change the time at which purchases, redemptions and exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

  Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE and values of foreign futures and options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the NYSE which will not be reflected in the computation of the net asset value of a class of a Series. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Where a foreign securities market remains open at the time that a Series values its portfolio securities, or closing prices of securities from that market may not be retrieved because of local time differences or other difficulties in obtaining such prices at that time, last sale prices in such market at a point in time most practicable to timely valuation of the Series may be used.

  The Series' portfolio securities from time to time may be listed primarily on foreign exchanges which trade on days when the NYSE is closed (such as Saturday). As a result, the net asset value of a class of a Fund may be significantly affected by such trading on days when shareholders have no access to the Fund.

  All of the Series' classes of shares will bear pro rata all of the expenses of that Series common to all classes. The net asset value of all outstanding shares of each class of the Series will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that class. All income earned and expenses incurred by the Series will be borne on a pro rata basis by each outstanding share of a class, based on each class' proportionate participation in the Series represented by the value of shares of such class, except that the Brinson Fund-Class N and UBS Investment Funds class of shares will bear 12b-1 expenses payable under their respective 12b-1 plans.

  Due to the specific distribution expenses and other costs that will be allocable to each class, the dividends paid to each class, and related performance, of the Series may vary. The per share net asset value of the Brinson Fund-Class N shares and the UBS Investment Funds class of shares will generally be lower than that of the Brinson Fund-Class I shares of a Series because of the higher expenses borne by the UBS Investment Funds class of shares and the Brinson Fund-Class N shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the service and distribution expenses differential among the classes.

DISTRIBUTION PLAN

  The Board of Trustees of the Trust has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Act for the Brinson Fund-Class N shares. The Plan permits each Series to reimburse FDI, Brinson Partners and others from the assets of the Brinson Fund-Class N shares a quarterly fee for services and expenses incurred in distributing and promoting sales of the Brinson Fund-Class N shares. These expenses include, but are not limited to, preparing and distributing advertisements and sales literature, printing prospectuses and reports used for sales purposes, and paying distribution and maintenance fees to brokers, dealers and others in accordance with a selling agreement with the Trust on behalf of the Brinson Fund-Class N shares or FDI. In addition, each Series may make payments directly to FDI for payment to dealers or others, or directly to others, such as banks, who assist in the distribution of the Brinson Fund-Class N shares or provide services with respect to the Brinson Fund-Class N shares.

  UBS AG, or one of its affiliates, pursuant to a selected dealer agreement, may provide additional compensation to securities dealers from its own resources in connection with sales of the Brinson Fund-Class N shares of the Series.

  The aggregate distribution fees paid by the Series from the assets of the respective Brinson Fund-Class N shares to FDI and others under the Plan may not exceed 0.25% of a Fund's average daily net assets in any year.

  The Plan applies only to the Brinson Fund-Class N shares of each Series. Shares of other classes are not included in calculating the Plan's fees and the Plan is not used to assist in the distribution and marketing of each Series' UBS Investment Funds class of shares or Brinson Fund-Class I shares. All payments made by the Brinson Fund-Class N shares of a Series pursuant to the Plan shall be made for the purpose of selling shares issued by the Brinson Fund-Class N of the Series. Distribution expenses which are attributable to a particular class of a Series will be charged against the assets of that class of that Series. Distribution expenses which are attributable to more than one class or Series will be allocated among the classes or Series, in proportion to their relative net assets.

  The quarterly fees paid to FDI under the Plan are subject to the review and approval by the Trust's Trustees who are not "interested persons" of the Advisor or FDI (as defined in the Act) and who may reduce the fees or terminate the Plan at any time.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

  The Series will distribute their net investment income semi-annually in June and December. The Series will distribute annually in December substantially all of their net long-term capital gains and any undistributed net short-term capital gains realized during the one year period commencing November 1 (or date of the creation of the Series, if later) and ending October 31, and, at the same time, will distribute all of their net investment income earned through the end of December and not previously distributed as ordinary (not capital) income.

  Dividends and other distributions paid by a Series with respect to its Brinson Fund-Class N, Brinson Fund-Class I and UBS Investment Funds class of shares are calculated in the same manner and at the same time. The per share amount of any income dividends will generally differ among the classes only to the extent that the Brinson Fund-Class N and UBS Investment Funds class of shares are subject to separate 12b-1 fees. The per share dividends on UBS Investment Funds class of shares and Brinson Fund-Class N shares will be lower than the per share dividends on the Brinson Fund-Class I shares of each Series as a result of the distribution and service fees applicable with respect to the UBS Investment Funds class of shares and Brinson Fund-Class N shares.

  Income dividends and capital gain distributions are reinvested automatically in additional Fund shares of the same class of Series at net asset value, unless the shareholder has notified the transfer agent, in writing, of the shareholder's election to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex dividend date (the "ex date") at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital although such dividends and distributions are subject to taxes.

TAXES

  Each Series has qualified, and intends to continue to qualify, for taxation as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("the Code"). Such qualification relieves a Series of liability for federal income taxes to the extent the Series' earnings are distributed in accordance with the Code. Each Series is treated as a separate corporate entity for federal tax purposes.

  Distributions of any net investment income and of any net realized short-term capital gains are taxable to shareholders as ordinary income. All distributions may be subject to state and local taxes.

  Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain regardless of how long a shareholder may have held shares of a Series. The tax treatment of distributions of ordinary income or capital gains will be the same whether the shareholder reinvests the distributions or elects to receive them in cash. A distribution will be treated as paid on

December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  Shareholders will be advised annually of the source and tax status of all distributions for federal income tax purposes. Further information regarding the tax consequences of investing in the Series is included in the Statement of Additional Information. The above discussion is intended for general information only. Investors should consult their own tax advisors for more specific information on the tax consequences of particular types of distributions.

  Redemptions of Series shares, and the exchange of shares between two Series of the Trust, are taxable events and, accordingly, shareholders may realize capital gains or losses on these transactions.

  Shareholders may be subject to back-up withholding on reportable dividend and redemption payments ("back-up withholding") if a certified taxpayer identification number is not on file with the Series, or if, to the Series' knowledge, an incorrect number has been furnished, or if the Series has been notified by the Internal Revenue Service that an account is subject to back-up withholding. An individual's taxpayer identification number is the individual's social security number.

  If more than 50% of a Series' total assets at the close of its taxable year consists of stock or securities in foreign corporations, the Series may elect to "pass-through" to shareholders for foreign tax credit purposes the amount of foreign income taxes paid by the Series with respect to its direct holdings of securities in foreign corporations. A Series will make such an election only if it deems such election to be in the best interests of its shareholders. If this election is made, shareholders of the Series will be required to include in their gross incomes their pro rata share of foreign taxes paid by the Series. However, shareholders will be able to treat their pro rata share of foreign taxes as either a deduction (itemized deduction in the case of individuals) or a foreign tax credit (but not both) against U.S. income taxes on their tax returns. A Series which makes investments in the securities of foreign corporations may make investments in foreign companies that are "passive foreign investment companies" ("PFICs"). These investments in PFICs may cause a Series to pay income taxes and interest charges. If possible, the Series will not invest in PFICs or will adopt other strategies to avoid these taxes and charges.

GENERAL INFORMATION

ORGANIZATION

  The Brinson Funds is a Delaware business trust organized pursuant to an Agreement and Declaration of Trust, dated December 1, 1993. The Trust was originally organized as a Maryland corporation on April 14, 1992. On December 1, 1993, the Trust reorganized as a Delaware business trust through a merger of the Maryland corporation into the Trust. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund and consists of eight different Series. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders. All of the Series, except the Global Bond Fund and the U.S. Large Capitalization Equity Fund, are diversified portfolios. The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

DESCRIPTION OF SHARES

  Each Series is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. The Board of Trustees has the power to designate one or more series or sub-series/classes of shares of beneficial interest and to classify or reclassify only unissued shares with respect to such series. Shares of each series represent equal proportionate interests in the assets of that series only and have identical voting, dividend, redemption, liquidation, and other rights, except that only shares of each Series' Brinson Fund-Class N and UBS Investment Funds class of shares shall have voting rights with respect to the Rule 12b-1 plan relating to such classes, respectively, as described below. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights. Currently, the Trust offers eight investment portfolios or series-Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund. Three classes of shares are currently issued by the Trust for each Series, the Brinson Fund-Class N, Brinson Fund-Class I and UBS Investment Funds class of shares. Prior to September 15, 1998, the "UBS Investment Funds class" was known as the "SwissKey Fund class."

VOTING RIGHTS

  Each issued and outstanding full and fractional share of a Series is entitled to one full and fractional vote in the Series and all shares of each Series participate equally with regard to dividends, distributions, and liquidations with respect to that Series. Shareholders do not have cumulative voting rights. On any matter submitted to a vote of shareholders, shares of each Series will vote separately except when a vote of shareholders in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of more than one Series, in which case the shareholders of all such Series shall be entitled to vote thereon. Only the Brinson Fund-Class N shareholders may vote on matters related to the Plan associated with that class and only the UBS Investment Funds shareholders may vote on matters related to the 12b-1 plan associated with that class of shares.

  As of August 18, 1998, Emjayco held of record more than 25% of the outstanding shares of the Global Fund; Brinson Partners, Inc. held of record more than 25% of the outstanding shares of the Global Equity Fund; Emjayco held of record more than 25% of the outstanding shares of the Global Bond Fund; Brinson Partners, Inc. held of record more than 25% of the outstanding shares of the U.S. Balanced Fund; Merrill Lynch Trust Co. held of record more than 25% of the outstanding shares of the U.S. Equity Fund; National Financial Services Corporation held of record more than 25% of the outstanding shares of the U.S. Large Capitalization Equity Fund; Brinson Partners, Inc. held of record more than 25% of the outstanding shares of the U.S. Bond Fund; Emjayco held of record more than 25% of the outstanding shares of the Non-U.S. Equity Fund. A shareholder that holds such a percentage of the outstanding shares of a class may be deemed a controlling person of that class under the Act.

SHAREHOLDER MEETINGS

  The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Series. The SEC, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the respective Series. In addition, subject to certain conditions, shareholders of each Series may apply to the Series to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

PORTFOLIO TURNOVER (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND)

  As a result of the investment policies of the Global Fund, Global Bond Fund, U.S. Balanced Fund and U.S. Bond Fund, their portfolio turnover rates may exceed 100%. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Series and ultimately by the Series' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains which, when distributed to shareholders, are treated as ordinary income for tax purposes.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  The Trust will attempt to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Trust, a Series may pay a broker-dealer a commission for effecting a portfolio transaction for the Series in excess of the amount of commission another broker-dealer would have charged if Brinson Partners determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Series, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition.

  When buying or selling securities, the Series may pay commissions to brokers who are affiliated with the Advisor or the Series. The Series may purchase securities in certain underwritten offerings for which an affiliate of the Series or the Advisor may act as an underwriter. The Series may effect futures transactions through, and pay commissions to, futures commission merchants who are affiliated with the Advisor or the Series in accordance with procedures adopted by the Board of Trustees of the Trust.

SHAREHOLDER REPORTS AND INQUIRIES

  Shareholders will receive semi-annual reports showing portfolio investments and other information as of December 31 and annual reports audited by independent auditors as of June 30. Shareholders with inquiries should call The Brinson Funds at 1-800-448-2430 or write to The Brinson Funds, P.O. Box 2798, Boston, MA 02208-2798.

YEAR 2000 ISSUES

  Like other investment companies, as well as other financial and business organizations around the world, the Trust could be adversely affected if the computer systems used by the Advisor, MSTC, CGFSC and other service providers, in performing their administrative functions for the Trust, do not properly process and calculate date-related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Year 2000 Issue, and, in particular, foreign service providers' responsiveness to the issue, could affect portfolio and operational areas including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, custody functions and others. The Advisor, MSTC and CGFSC are taking steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Trust's other service providers. These include identifying those systems that may not function properly after December 31, 1999, and correcting or replacing those systems. In addition, steps include testing the processing of Series data on all systems relied on by the Advisor, MSTC and CGFSC. As of the date of this Prospectus, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Series.

PERFORMANCE INFORMATION

  From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Funds' past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by a Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semi-annual compounded basis. The Funds' total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in a Fund. Aggregate total return reflects the total percentage change over the stated period.

  To help investors better evaluate how an investment in the Brinson Funds might satisfy their investment objectives, advertisements regarding the Funds may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Indices; Lehman Brothers Treasury Index; Salomon Brothers Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger-Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's, et al., which rate fund performance over various time periods.

  The principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Funds will not be included in the Brinson Funds' calculations of yield or total return. Further information about the performance of the Funds is included in the Funds' Annual Report dated June 30, 1998, which may be obtained without charge by contacting the Trust at 1-800-448-2430.

APPENDIX A

INVESTMENT POLICIES AND TECHNIQUES

  EQUITY SECURITIES (GLOBAL FUND, GLOBAL EQUITY FUND, U.S. BALANCED FUND, U.S. EQUITY FUND, U.S. LARGE CAPITALIZATION EQUITY FUND, AND NON-U.S. EQUITY FUND):
The Series may invest in a broad range of equity securities of U.S. and non-U.S. issuers, including common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts ("Depositary Receipts"). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. The Series expect their U.S. equity investments to emphasize large and intermediate capitalization companies, although the Global Fund may also invest in small capitalization equity markets. The equity markets in the non-U.S. component of the Series will typically include available shares of larger capitalization companies. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country. The Global Fund may invest in equity securities of companies considered by the Advisor to be in their post-venture capital stage, or "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The Global Fund also may invest in open-end investment companies advised by Brinson Partners, in equity securities of issuers in emerging markets and in securities with respect to which the return is derived from the equity securities of issuers in emerging markets.

  FIXED INCOME SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND): The Series may invest in a broad range of fixed income securities of U.S. and non-U.S. issuers, including governments and governmental entities, supranational issuers as well as corporations and other business organizations. The Series may purchase U.S. dollar denominated securities that reflect a broad range of investment maturities, qualities and sectors. A majority of the fixed income securities in which the Series will invest will possess a minimum rating of BBB- by S&P or Baa3 by Moody's or, if unrated, will be determined to be of comparable quality by Brinson Partners. Such securities are considered to be investment grade. While securities rated BBB- or Baa3 are regarded as having an adequate capacity to pay principal and interest, such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics; and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated bonds. Securities rated lower than BBB- by S&P and Baa3 by Moody's are classified as non-investment grade securities (commonly referred to as "junk bonds"), carry a higher degree of risk and are considered to be speculative by the major credit rating agencies. Each Series currently intends to limit its aggregate investment in non-investment grade debt securities of its U.S. and non-U.S. dollar denominated fixed income assets to no more than 5% of its net assets. To the extent that a security held by a Series is downgraded to below investment grade, the Series will dispose of that or another non-investment grade security so that no more than 5% of its assets will be invested in below investment grade securities. Other fixed income securities in which the Series may invest include zero coupon securities, mortgage-backed securities, asset-backed securities and when-issued securities.

  The non-U.S. fixed income component of the Series will typically be invested in the securities of non-U.S. governments, governmental agencies and supranational issues. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others: the World Bank, the European

Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-American Development Bank, the Export-Import Bank and the Asian Development Bank.

  The Global Fund may invest in fixed income securities of emerging market issuers, including government and government-related entities (including participation in loans between governments and financial institutions), and of entities organized to restructure outstanding debt securities of developing countries' corporate issuers.

  CASH AND CASH EQUIVALENTS (ALL SERIES): The Series may invest a portion of their assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency. When unusual market conditions warrant, a Series may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code). When a Series invests for defensive purposes, it may affect the attainment of the Series' investment objective.

  Under the terms of an exemptive order issued by the SEC, each Series may invest cash (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of the Series to purchase securities or other assets at a later date; (iv) to be invested on a strategic management basis (i-iv is herein referred to as "Uninvested Cash"); and (v) collateral that it receives from the borrowers of its portfolio securities in connection with the Series' securities lending program, in a series of shares of Brinson Supplementary Trust (the "Supplementary Trust Series"). Brinson Supplementary Trust is a private investment company which has retained the Advisor to manage its investments. The Trustees of the Trust also serve as Trustees of the Brinson Supplementary Trust. The Supplementary Trust Series will invest in U.S. dollar denominated money market instruments having a dollar-weighted average maturity of 90 days or less. A Series' investment of Uninvested Cash in shares of the Supplementary Trust Series will not exceed 25% of the Series' total assets. In the event that the Advisor waives 100% of its investment advisory fee with respect to a Series, as calculated monthly, then that Series will be unable to invest in the Supplementary Trust Series until additional investment advisory fees are owed by the Series.

  ZERO COUPON SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND): Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and, therefore, are issued and traded at a discount from their value at maturity or par value. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, a Series investing in zero coupon securities will realize no cash until the cash payment date and, if the issuer defaults, a Series may obtain no return at all on its investment. The market price of zero coupon securities generally is more volatile than the market price of securities that pay interest periodically and are likely to be more responsive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities. For federal tax purposes, the Series will be required to include in income daily portions of original issue discount accrued and to distribute the same to shareholders annually, even if no payment is received before the distribution date.

  MORTGAGE- AND ASSET-BACKED SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND): Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by agencies or instrumentalities of the U.S. government. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

  Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather, they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

  The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, the rate of return on these securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline. As a result, if a Series purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Series purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by a Series at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

  WHEN-ISSUED SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND): The Series may purchase securities on a "when-issued" basis for payment and delivery at a later date. The price is generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to a Series. At the time of settlement, the market value of the security may be more or less than the purchase price. The Series will establish a segregated account consisting of cash, U.S. government securities, equity securities and/or investment and non-investment grade debt securities in accordance with SEC positions. The cash, U.S. government securities, equity securities, investment or non-investment grade debt securities and other assets held in any segregated account maintained by the Series with respect to any when-issued securities, options, futures, forward contracts or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (the assets held in a segregated account are referred to in this Prospectus as "Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.

  FOREIGN CURRENCY TRANSACTIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND AND NON-U.S. EQUITY FUND): The Series may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. The Series will convert currency on a spot basis from time to time and investors should be aware that changes in currency exchange rates and exchange control regulations may affect the costs of currency conversion.

  The Series may enter into forward contracts for hedging purposes as well as non-hedging purposes. For hedging purposes, a Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. A Series may also enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes in exchange rates.

  When a Series enters into forward contracts for non-hedging purposes, it will establish a segregated account with its custodian bank in which it will maintain Segregated Assets in accordance with SEC positions.

  At the maturity of a forward contract, a Series may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Series may realize a gain or loss from currency transactions.

  OPTIONS ON CURRENCIES (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND AND NON-U.S. EQUITY FUND): The Series also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the respective portfolio's exposure to changes in currency exchange rates. Call options on foreign currency written by a Series will be "covered," which means that the Series will own an equal amount of, or an offsetting position in, the underlying foreign currency. With respect to put options on foreign currency written by a Series, the Series will establish a segregated account with its custodian bank consisting of Segregated Assets in accordance with SEC positions.

  FUTURES CONTRACTS (ALL SERIES): The Series may enter into contracts for the future purchase or sale of securities and indices. The Global Funds and the Non-U.S. Equity Fund also may enter into contracts for the future purchase or sale of foreign currencies. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. A Series may enter into a futures contract to the extent that not more than 5% of its assets are required as futures contract margin deposits and its obligations relating to such futures transactions represent not more than 25% of the Series' assets. The Series may also effect futures transactions through futures commission merchants who are affiliated with the Advisor or the Series in accordance with procedures adopted by the Board of Trustees.

  The Global Fund, Global Equity Fund, Global Bond Fund and Non-U.S. Equity Fund will enter into such futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges.

  OPTIONS (ALL SERIES): The Series may purchase and write put and call options on foreign or U.S. securities and indices and enter into related closing transactions. A Series' may use options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter and recognized foreign exchanges. It is the position of the U.S. Securities and Exchange Commission that over-the-counter options are illiquid. Accordingly, a Series will invest in such options only to the extent consistent with its 15% limit on investment in illiquid securities.

  REPURCHASE AGREEMENTS (ALL SERIES): The Series may enter into repurchase agreements with banks or broker-dealers. Repurchase agreements are considered under the Act to be collateralized loans by a Series to the seller secured by the securities transferred to the Series. Repurchase agreements under the Act will be fully collateralized by securities which the Series may invest in directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, the Series may experience delay or difficulty in recovering its cash. To the extent that, in the meantime, the value of the security purchased had decreased, the Series could experience a loss. No more than 15% of a Series' net assets will be invested in illiquid securities, including repurchase agreements which have a maturity of longer than seven days. The Series must treat each repurchase agreement as a security for tax diversification purposes and not as cash, a cash equivalent or as a receivable.

  BORROWING (ALL SERIES): Each Series is authorized, within specified limits, to borrow money as a temporary defensive measure for extraordinary purposes and to pledge its assets in connection with such borrowings.

  LOANS OF PORTFOLIO SECURITIES (ALL SERIES): Each Series may loan its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would become bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent factors by Brinson Partners, subject to overall supervision by the Board of Trustees, including the creditworthiness of the borrowing broker-dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by Brinson Partners.

  RULE 144A AND ILLIQUID SECURITIES (ALL SERIES): Each Series may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations that mature in more than seven days. Certain restricted securities that may be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933 may be determined to be liquid under guidelines adopted by the Trust's Board of Trustees.

  INVESTMENT COMPANY SECURITIES (GLOBAL FUND): The Trust has received an exemptive order (the "Exemptive Order") from the SEC which permits each Series to invest its assets in certain portfolios of Brinson Relationship Funds, another registered investment company advised by Brinson Partners. Currently, only the Global Fund intends to invest in the portfolios of Brinson Relationship Funds and only to the extent consistent with Brinson Partners' investment process of allocating assets to specific asset classes. The Global Fund will invest in the portfolios of Brinson Relationship Funds to obtain exposure to the following asset classes: (1) equity and fixed income securities of issuers located in emerging market countries ("Emerging Market Securities"); (2) equity securities issued by companies with relatively small overall market capitalizations ("Small Cap Securities"); and (3) high yield securities ("High Yield Securities"). The Global Fund will invest in corresponding portfolios of Brinson Relationship Funds only to the extent the Advisor determines that such investments are a more efficient means for the Global Fund to gain exposure to the asset classes identified above than by investing directly in individual securities. Thus, to gain exposure to Emerging Market Securities, the Global Fund will invest in the Brinson Emerging Markets Equity Fund and the Brinson Emerging Markets Debt Fund portfolios of Brinson Relationship Funds. To gain exposure to Small Cap Securities and High Yield Securities, the Global Fund will invest in the Brinson Post-Venture Fund and the Brinson High Yield Fund portfolios, respectively, of Brinson Relationship Funds. Each portfolio of Brinson Relationship Funds in which the Global Fund may invest is permitted to invest in the same securities of a particular asset class in which the Global Fund is permitted to invest directly, and with similar risks.

  RUSSIAN SECURITIES (GLOBAL FUND): The Series may invest in securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares of Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the Series could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the Series to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent the Series from investing in the securities of certain Russian companies deemed suitable by the Advisor and could cause a delay in the sale of Russian securities by the Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

  In light of the risks described above, the Board of Trustees of the Series has approved certain procedures concerning the Series' investments in Russian securities. Among these procedures is a requirement that the Series will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Series' sub-custodian containing certain protective conditions including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Series. This requirement will likely have the effect of precluding investments in certain Russian companies that the Series would otherwise make.

  For more detailed descriptions of these investment policies and techniques, please refer to the Statement of Additional Information, which is available without charge upon request by calling 1-800-448-2430.

                                                    ----------------------
                                                      The Brinson Funds


                                                 Brinson Global Fund
                                                 Brinson Global Equity Fund
                                                 Brinson Global Bond Fund
                                                 Brinson U.S. Balanced Fund
                                                 Brinson U.S. Equity Fund
                                                 Brinson U.S. Large
                                                   Capitalization Equity Fund
                                                 Brinson U.S. Bond Fund
                                                 Brinson Non-U.S. Equity Fund

                                                          Prospectus

                                                      September 15, 1998





                                                  [BRINSON LOGO APPEARS HERE]

                                                        Institutional

                                                       Asset Management
                                                    ----------------------

The Brinson Funds
----------------------------------------

209 South LaSalle Street . Chicago, Illinois 60604-1295

Tel: 1-800-448-2430

                             [SWISSKEY FUNDS LOGO]

                           209 South LaSalle Street
                            Chicago, IL 60604-1295

                                  PROSPECTUS
                              SEPTEMBER 15, 1998

  This Prospectus describes the UBS INVESTMENT FUNDS CLASS OF SHARES of the investment portfolios offered by The Brinson Funds (the "Trust"). The Trust is a no-load, open-end management investment company advised by Brinson Partners, Inc. ("Brinson Partners" or the "Advisor"), which currently offers eight distinct investment portfolios: Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund (each a "Series" and collectively, the "Series"). Each Series offers three separate classes of shares--UBS Investment Funds class of shares, the Brinson Fund-Class I and the Brinson Fund-Class N. The UBS Investment Funds class of shares of the Series are referred to as the: UBS Investment Fund--Global, UBS Investment Fund-- Global Equity, UBS Investment Fund--Global Bond, UBS Investment Fund--U.S. Balanced, UBS Investment Fund--U.S. Equity, UBS Investment Fund--U.S. Large Capitalization Equity, UBS Investment Fund--U.S. Bond and UBS Investment Fund--Non-U.S. Equity (each a "Fund" and collectively, the "UBS Investment Funds" or "Funds"). This Prospectus pertains only to the UBS Investment Funds class of shares, which do not have a sales load, but are subject to annual 12b-1 plan expenses. The Brinson Fund-Class I shares, which are designed primarily for institutional investors, do not have a sales load and are not subject to annual Rule 12b-1 plan expenses. Further information relating to the Brinson Fund-Class N shares and the Brinson Fund-Class I shares of the Trust may be obtained by calling 1-800-448-2430.

  This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the UBS Investment Funds. Investors should read and retain this Prospectus for future reference. Additional information about the Funds and the other classes of shares of the Trust's investment portfolios is contained in the Statement of Additional Information dated September 15, 1998, as amended from time to time, which has been filed with the U.S. Securities and Exchange Commission and is available upon request and without charge from the Trust at the addresses and telephone numbers below. The Statement of Additional Information is incorporated by reference into this Prospectus. The Statement of Additional Information, material incorporated by reference into this Prospectus, and other information regarding the Trust and the Series is maintained electronically with the U.S. Securities and Exchange Commission at its Internet Web site (http://www.sec.gov).

  AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN ANY OF THE FUNDS IS NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. AN INVESTMENT IN ANY SERIES INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

UNDERWRITER:                           ADVISOR:
Funds Distributor, Inc.                Brinson Partners, Inc.
60 State Street                        209 South LaSalle Street
Suite 1300                             Chicago, IL 60604-1295
Boston, MA 02109                       1-800-794-7753
1-800-794-7753

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Annual Fund Operating Expenses.............................................   3
Financial Highlights.......................................................   5
Prior Performance of Advisor...............................................   6
Description of the Funds...................................................   9
Investment Objectives and Policies.........................................   9
  Global Fund..............................................................   9
  Global Equity Fund.......................................................  10
  Global Bond Fund.........................................................  10
  U.S. Balanced Fund.......................................................  11
  U.S. Equity Fund.........................................................  11
  U.S. Large Capitalization Equity Fund....................................  11
  U.S. Bond Fund...........................................................  12
  Non-U.S. Equity Fund.....................................................  12
Investment Considerations and Risks........................................  13
Management of the Trust....................................................  16
Portfolio Management.......................................................  17
Administration of the Trust................................................  17
Purchase of Shares.........................................................  19
Account Options............................................................  21
Redemption of Shares.......................................................  22
Net Asset Value............................................................  25
Distribution Plan..........................................................  26
Dividends, Distributions and Taxes.........................................  27
General Information........................................................  28
Performance Information....................................................  31
Appendix A.................................................................  32

  THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY JURISDICTION OR TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS TO MAKE SUCH AN OFFER OR SOLICITATION. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                       TOTAL FUND
                                                                                        OPERATING
                                                  12B-1                                 EXPENSES
                                               EXPENSES/2/                          (AFTER FEE WAIVER
                            MANAGEMENT FEES    (AFTER FEE       OTHER EXPENSES       AND/OR EXPENSE
UBS INVESTMENT FUNDS     (AFTER FEE WAIVER)/1/   WAIVER)   (AFTER REIMBURSEMENT)/1/ REIMBURSEMENT)/1/
--------------------     --------------------- ----------- ------------------------ -----------------
Global Fund.............         0.80%            0.65%             0.14%                 1.59%
Global Equity Fund......         0.78%            0.76%             0.22%                 1.76%
Global Bond Fund........         0.69%            0.49%             0.21%                 1.39%
U.S. Balanced Fund......         0.69%            0.50%             0.11%                 1.30%
U.S. Equity Fund........         0.70%            0.52%             0.10%                 1.32%
U.S. Large Capitaliza-
 tion Equity Fund.......         0.00%            0.52%             0.80%                 1.32%
U.S. Bond Fund..........         0.26%            0.47%             0.34%                 1.07%
Non-U.S. Equity Fund....         0.80%            0.84%             0.20%                 1.84%

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/1/Pursuant to the terms of the Investment Advisory Agreements between the Trust on behalf of each Series and the Advisor, the Advisor is to receive a monthly fee at the following annual rates for each of the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Bond Fund and Non-U.S. Equity
   Fund: 0.80%, 0.80%, 0.75%, 0.70%, 0.70%, 0.70%, 0.50% and 0.80%,
   respectively. Brinson Partners has agreed irrevocably to waive its fees and reimburse certain expenses so that total operating expenses, with the exception of 12b-1 expenses, of the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund will never exceed 1.10%, 1.00%, 0.90%, 0.80%, 0.80%, 0.80%, 0.60% and 1.00%, respectively.
   Absent these fee waivers and expense reimbursements, the total operating expenses for the UBS Investment Fund class shares of the Series for the fiscal year ended June 30, 1998 would have been 1.78% Global Equity Fund, 1.45% Global Bond Fund, 1.31% U.S. Balanced Fund, 2.11% U.S. Large Equity Capitalization Fund and 1.31% U.S. Bond Fund. The fees and expenses for the U.S. Large Capitalization Equity Fund are based on the period from April 6, 1998 (commencement of operations) to June 30, 1998.

/2/For purposes of this Table, "12b-1 Expenses" is comprised of an asset-based sales charge of up to 0.65% of average daily net assets and a service fee of 0.25% of average daily net assets for UBS Investment Fund class shares of each Series. See "Distribution Plan." Although the Distribution Plan relating to the UBS Investment Funds (the "Plan") provides that the Trust may pay up to an annual rate of 0.65% of the average daily net assets of the UBS Investment Fund class shares, plus a 0.25% service fee for each UBS Investment Fund ("distribution fees"), the Trust and the Underwriter have agreed to limit aggregate distribution fees with respect to UBS Investment Fund class shares so as not to exceed 0.65%, 0.76%, 0.49%, 0.50%, 0.52%, 0.52%, 0.47% and 0.84% of the average daily net assets of the UBS Investment Fund-Global, UBS Investment Fund-Global Equity, UBS Investment Fund-Global Bond, UBS Investment Fund-U.S. Balanced, UBS Investment Fund-U.S. Equity, UBS Investment Fund-U.S. Large Capitalization Equity, UBS Investment Fund-U.S. Bond and UBS Investment Fund-Non-U.S. Equity, respectively.

  Pursuant to rules of the National Association of Securities Dealers, Inc. ("NASD"), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Funds may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the UBS Investment Funds may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD. This amount also includes service fees.

EXAMPLE: Based on the level of expenses listed above after fee waivers and reimbursements, the total expenses relating to an investment of $1,000 would be as follows assuming a 5% annual return and redemption at the end of each time period.

UBS INVESTMENT FUNDS                             1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------------------                             ------ ------- ------- --------
Global Fund.....................................  $16     $50    $ 87     $189
Global Equity Fund..............................  $18     $55    $ 95     $207
Global Bond Fund................................  $14     $44    $ 76     $167
U.S. Balanced Fund..............................  $13     $41    $ 71     $157
U.S. Equity Fund................................  $13     $42    $ 72     $159
U.S. Large Capitalization Equity Fund...........  $13     $42    $ 72     $159
U.S. Bond Fund..................................  $11     $34    $ 59     $131
Non-U.S. Equity Fund............................  $19     $58    $100     $216

  The foregoing table is designed to assist the investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly.

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THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, A FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN ACTUAL RETURNS GREATER OR LESS THAN 5%.

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
  The selected financial information in the following table has been audited by the Funds' independent auditors, whose unqualified reports thereon (the "Reports") appear in the Funds' Annual Report to Shareholders dated June 30, 1998 (the "Annual Report"). Additional performance and financial data and related notes are contained in the Annual Report, which is available without charge upon request. The Funds' Financial Statements for the fiscal year ending June 30, 1998 and the Reports are incorporated by reference into the Statement of Additional Information.
FINANCIAL HIGHLIGHTS--PERIODS ENDED JUNE 30
  The following table presents financial data relating to a share of beneficial interest outstanding throughout the period presented. This information has been derived from the Funds' financial statements.

                            INCOME (LOSS) FROM INVESTMENT
                                     OPERATIONS                 LESS DISTRIBUTIONS
                           ------------------------------- -----------------------------
                                                           DISTRIBU-
                                                             TIONS   DISTRIBU-
                                                  TOTAL    FROM AND    TIONS              NET                 NET
                             NET        NET       INCOME   IN EXCESS FROM AND            ASSET              ASSETS
                 NET ASSET INVEST-   REALIZED      FROM     OF NET   IN EXCESS           VALUE-    TOTAL    END OF
                  VALUE-     MENT       AND      INVEST-    INVEST-   OF NET     TOTAL    END     RETURN    PERIOD
                 BEGINNING  INCOME  UNREALIZED     MENT      MENT    REALIZED  DISTRIBU-   OF      (NON-      (IN
      YEAR       OF PERIOD  (LOSS)  GAIN (LOSS) OPERATIONS  INCOME     GAIN      TIONS   PERIOD ANNUALIZED)  000S)
      ----       --------- -------  ----------- ---------- --------- --------- --------- ------ ----------- ------
UBS INVESTMENT FUND-GLOBAL (Commencement of Operations July 31, 1995)/3/
1996............  $11.60    0.39        1.10       1.49     (0.59)    (0.32)    (0.91)   $12.18   13.24%    $14,030
1997............  $12.18    0.34        1.75       2.09     (0.57)    (0.65)    (1.22)   $13.05   18.13%    $26,303
1998............  $13.05    0.30        0.61       0.91     (0.55)    (0.70)    (1.25)   $12.71    7.60%    $30,436
UBS INVESTMENT FUND-GLOBAL EQUITY (Commencement of Operations July 31, 1995)/3/
1996............  $10.35   (0.01)       1.93       1.92     (0.01)    (0.69)    (0.70)   $11.57   19.25%    $33,012
1997............  $11.57    0.08        2.13       2.21     (0.06)    (0.99)    (1.05)   $12.73   20.34%    $61,680
1998............  $12.73    0.07        0.83       0.90     (0.07)    (1.05)    (1.12)   $12.51    8.15%    $59,147
UBS INVESTMENT FUND-GLOBAL BOND (Commencement of Operations July 31, 1995)/3/
1996............  $10.56    0.78        0.15       0.93     (1.37)    (0.10)    (1.47)   $10.02    9.17%    $ 3,653
1997............  $10.02    0.62        0.10       0.72     (0.94)    (0.19)    (1.13)   $ 9.61    7.20%    $ 4,110
1998............  $ 9.61    0.38/2/    (0.18)      0.20     (0.25)    (0.17)    (0.42)   $ 9.39    2.28%    $ 4,377
UBS INVESTMENT FUND-U.S. BALANCED (Commencement of Operations July 31, 1995)/3/
1996............  $11.38    0.42        0.86       1.28     (0.42)    (0.57)    (0.99)   $11.67   11.54%    $   779
1997............  $11.67    0.38        1.31       1.69     (0.36)    (0.54)    (0.90)   $12.46   14.99%    $ 1,649
1998............  $12.46    0.42/2/     0.95       1.37     (0.70)    (0.94)    (1.64)   $12.19   11.79%    $ 1,880
UBS INVESTMENT FUND-U.S. EQUITY (Commencement of Operations July 31, 1995)/3/
1996............  $11.94    0.10        2.92       3.02     (0.13)    (0.25)    (0.38)   $14.58   25.70%    $ 5,387
1997............  $14.58    0.11        4.22       4.33     (0.09)    (1.23)    (1.32)   $17.59   31.28%    $35,039
1998............  $17.59    0.09        3.38       3.47     (0.10)    (1.13)    (1.23)   $19.83   20.80%    $55,063
UBS INVESTMENT FUND-U.S. LARGE CAPITALIZATION EQUITY (Commencement of Operations April 6, 1998)/3/
1998............  $10.00    0.02       (0.22)     (0.20)    (0.01)       --     (0.01)   $ 9.79   (2.06)%   $     1
UBS INVESTMENT FUND-U.S. BOND (Commencement of Operations August 31, 1995)/3/
1996............  $10.00    0.46       (0.13)      0.33     (0.38)    (0.03)    (0.41)   $ 9.92    3.24%    $   636
1997............  $ 9.92    0.46/2/     0.32       0.78     (0.48)       --     (0.48)   $10.22    7.91%    $ 1,399
1998............  $10.22    0.50        0.49       0.99     (0.53)    (0.14)    (0.67)   $10.54    9.97%    $ 2,444
UBS INVESTMENT FUND-NON-U.S. EQUITY (Commencement of Operations July 31, 1995)/3/, /4/
1996............  $10.26    0.12        1.45       1.57     (0.15)    (0.56)    (0.71)   $11.12   15.78%    $ 1,262
1997............  $11.12    0.11        1.93       2.04     (0.11)    (0.56)    (0.67)   $12.49   19.32%    $ 7,797
1998............  $12.49    0.08        0.30       0.38     (0.08)    (0.74)    (0.82)   $12.05    3.90%    $ 5,310
                          RATIOS/SUPPLEMENTAL DATA
                 -------------------------------------------
                                           RATIO OF NET
                   RATIO OF EXPENSES     INVESTMENT INCOME
                    TO AVERAGE NET        TO AVERAGE NET
                        ASSETS                ASSETS
                 --------------------- ---------------------            AVERAGE
                   BEFORE     AFTER      BEFORE     AFTER              COMMISS-
                  EXPENSE    EXPENSE    EXPENSE    EXPENSE   PORTFOLIO    ION
                 REIMBURSE- REIMBURSE- REIMBURSE- REIMBURSE- TURNOVER  RATE PAID
      YEAR          MENT       MENT       MENT       MENT      RATE    PER SHARE
      ----       ---------- ---------- ---------- ---------- --------- ---------
UBS INVESTMENT FUND-GLOBAL (Commencement of Operations July 31, 1995)/3/
1996............  1.69%/1/        N/A   3.04%/1/        N/A    142%     $0.0291
1997............  1.64%           N/A   2.38%           N/A    150%     $0.0326
1998............  1.59%           N/A   2.05%           N/A     88%     $0.0274
UBS INVESTMENT FUND-GLOBAL EQUITY (Commencement of Operations July 31, 1995)/3/
1996............  2.53%/1/   1.76%/1/  (0.19)%/1/  0.58%/1/     74%     $0.0288
1997............  2.00%      1.75%      0.60%      0.85%        32%     $0.0246
1998............  1.78%      1.76%      0.53%      0.55%        46%     $0.0254
UBS INVESTMENT FUND-GLOBAL BOND (Commencement of Operations July 31, 1995)/3/
1996............  2.14%/1/   1.39%/1/   4.49%/1/   5.24%/1/    184%         N/A
1997............  1.81%      1.39%      4.41%      4.83%       235%         N/A
1998............  1.45%      1.39%      3.98%      4.04%       151%         N/A
UBS INVESTMENT FUND-U.S. BALANCED (Commencement of Operations July 31, 1995)/3/
1996............  1.51%/1/   1.30%/1/   3.26%/1/   3.47%/1/    240%     $0.0481
1997............  1.38%      1.30%      3.28%      3.36%       329%     $0.0441
1998............  1.31%      1.30%      3.38%      3.39%       194%     $0.0549
UBS INVESTMENT FUND-U.S. EQUITY (Commencement of Operations July 31, 1995)/3/
1996............  1.66%/1/   1.32%/1/   0.61%/1/   0.95%/1/     36%     $0.0457
1997............  1.41%      1.32%      0.54%      0.63%        43%     $0.0422
1998............  1.32%           N/A   0.60%           N/A     42%     $0.0469
UBS INVESTMENT FUND-U.S. LARGE CAPITALIZATION EQUITY (Commencement of Operations April 6, 1998)/3/
1998............  2.11%/1/   1.32%/1/   0.00%/1/   0.79%/1/     12%     $0.0350
UBS INVESTMENT FUND-U.S. BOND (Commencement of Operations August 31, 1995)/3/
1996............  4.10%/1/   1.07%/1/   2.53%/1/   5.56%/1/    363%         N/A
1997............  2.12%      1.07%      4.67%      5.72%       410%         N/A
1998............  1.31%      1.07%      5.14%      5.38%       198%         N/A
UBS INVESTMENT FUND-NON-U.S. EQUITY (Commencement of Operations July 31, 1995)/3/, /4/
1996............  2.04%/1/   1.84%/1/   0.83%/1/   1.03%/1/     20%     $0.0219
1997............  1.81%           N/A   1.02%           N/A     25%     $0.0245
1998............  1.84%           N/A   0.68%           N/A     49%     $0.0221

/1/Annualized
-----
/2/The net investment income per share was determined by using average shares outstanding throughout the period.
/3/Formerly known as the SwissKey class of shares, redesignated as the UBS Investment Funds class of shares on September 15, 1998.
/4/During the year ended June 30, 1998, the Non-U.S. Equity Fund (the "Fund") had total borrowings of $32,600,000 outstanding for 1 day (June 29, 1998) under the Trust's agreement with The Chase Manhattan Bank to provide a 364-day $100 million committed line of credit. The Fund had 36,449,018.679 shares outstanding on June 29, 1998, and the amount of debt per share was $12.05. At June 30, 1998, the Fund had no debt outstanding.
N/A=Not Applicable

PRIOR PERFORMANCE OF ADVISOR

  The following table sets forth the Advisor's performance data relating to the historical performance of funds contained within an institutional collective investment trust ("CIT") (described below) managed by the Advisor. Such CITs have investment objectives, policies, strategies and risks substantially similar to those of the various Series of the Trust. The data is provided to illustrate the past performance of the Advisor in managing investment portfolios which are substantially similar to each applicable Series of the Trust as measured against specified market indices. The performance data of the UBS Investment Funds class of shares of each Series of the Trust is also included in the table.

  The Advisor adopted the Performance Presentation Standards of the Association for Investment Management and Research (AIMR Standards) as of January 1, 1993. The CIT returns presented in this Prospectus are the responsibility of the Advisor. They are presented in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR--PPS(TM)). AIMR has not been involved with the preparation or review of these returns.

  Investment results are time-weighted performance calculations representing total return. Returns are calculated using geometric linking of monthly returns. Each composite is a single entity composite, consisting of the assets of each applicable fund of the Brinson Trust Company Collective Investment Trust for Pension and Profit Sharing Trusts, or its predecessors, which may be a single client. Clients must be an ERISA or governmental employee benefit plan in order to qualify to invest in a CIT. Composites are valued monthly, taking into account cash flows. All realized and unrealized capital gains and losses, as well as all dividends and interest from investments and cash balances, are included. Investment transactions are accounted for on a trade date basis. Total returns for the CIT composites exclude the impact of administrative expenses and the impact of any income taxes an investor might have incurred as a result of taxable ordinary income and capital gains realized by the CIT.

  The composite for each CIT is composed of all actual fee-paying, discretionary client portfolios invested in the CIT. No alterations of composites as presented here have occurred due to changes in personnel. Accounts of all sizes invested in each CIT are included in composite performance and no minimum account relationship size was set for inclusion in the composites as the individual account size does not impact portfolio management style. CITs are not subject to certain expenses, investment limitations, diversification requirements and restrictions to which the Series are subject and which are imposed by the Investment Company Act of 1940 (the "Act") and the Internal Revenue Code of 1986, as amended. Had such expenses, limitations, requirements and restrictions been applicable to the CITs, the performance results of the CIT composites could have been adversely affected. The CITs' performance presented does not represent the historical performance of the Series and should not be interpreted as indicative of future performance of the Series.

                                                        AVERAGE ANNUAL
                                                    --------------------------
                                              ONE    TWO   THREE  FIVE    TEN
TOTAL RETURNS AS OF JUNE 30, 1998            YEAR   YEARS  YEARS  YEARS  YEARS
---------------------------------            -----  -----  -----  -----  -----
Global Securities Portfolio/1/..............  8.22% 13.58% 14.93% 11.66% 12.40%
UBS Investment Fund--Global/2/..............  7.60  12.74  13.72  10.78    N/A
GSMI Mutual Fund Index...................... 13.76  15.86  15.72  13.56  12.41
Global Equity with Cash Portfolio/1/........ 10.88  16.31  19.47  13.61  12.81
UBS Investment Fund--Global Equity/2/.......  8.15  14.08  17.52    N/A    N/A
MSCI World Equity (Free) Index/3/, /4/...... 17.18  19.88  19.56  16.02  11.63
Global Bond Portfolio/1/....................  3.71   5.73   7.89   6.55   9.05
UBS Investment Fund--Global Bond/2/.........  2.28   4.71   6.75    N/A    N/A
Salomon World Govt Bond Index/3/............  4.32   4.10   2.84   6.33   8.35
U.S. Balanced Portfolio/1/.................. 12.87  14.64  14.67  12.04  12.69
UBS Investment Fund--U.S. Balanced/2/....... 11.79  13.38  13.25    N/A    N/A
U.S. Balanced Mutual Fund Index/3/.......... 22.38  22.05  20.83  16.32  14.57
U.S. Equity Portfolio/1/.................... 21.89  27.26  28.66  22.02  19.66
UBS Investment Fund--U.S. Equity/2/......... 20.80  25.92  27.29    N/A    N/A
Wilshire 5000 Index/3/...................... 28.86  29.09  28.13  21.56  17.61
U.S. Large Capitalization Equity Portfo-
 lio/1/, /5/................................ 21.41  28.61  30.56  23.49  20.64
UBS Investment Fund--U.S. Large Capitaliza-
 tion Equity/2/, /6/........................ (0.32)   N/A    N/A    N/A    N/A
S & P 500/3/................................ 30.21  32.37  30.23  23.05  18.55
U.S. Bond Portfolio/1/...................... 10.89   9.89   8.27   7.14   9.40
UBS Investment Fund--U.S. Bond/2/...........  9.97   8.94    N/A    N/A    N/A
Salomon BIG Index/3/........................ 10.59   9.36   7.88   6.91   9.11
Non-U.S. Equity Portfolio/1/................  5.88  12.99  16.98  12.22  10.93
UBS Investment Fund--Non-U.S. Equity/2/.....  3.90  11.34  15.00    N/A    N/A
MSCI Non-U.S. Equity (Free) Index/3/, /4/...  6.04   9.77  11.04  10.29   6.98

----------
FOOTNOTES:
   /1Performance/figures for the Advisor's composite accounts are net of advisory fees. Advisory fees are determined by taking the average account size within the fund at June 30, 1998 and applying the standard fee schedule. Performance figures for the Advisor's composite accounts gross of fees would be:

                                                        AVERAGE ANNUAL
                                                    --------------------------
                                              ONE    TWO   THREE  FIVE    TEN
                                             YEAR   YEARS  YEARS  YEARS  YEARS
                                             -----  -----  -----  -----  -----
   Global Securities Portfolio..............  8.94% 14.30% 15.65% 12.38% 13.12%
   Global Equity with Cash Portfolio........ 11.73  17.16  20.32  14.46  13.66
   Global Bond Portfolio....................  4.28   6.30   8.46   7.12   9.62
   U.S. Balanced Portfolio.................. 13.59  15.36  15.39  12.76  13.41
   U.S. Equity Portfolio.................... 22.47  27.84  29.24  22.60  20.24
   U.S. Large Capitalization Equity Portfo-
    lio..................................... 22.02  29.22  31.17  24.10  21.25
   U.S. Bond Portfolio...................... 11.20  10.20   8.58   7.45   9.71
   Non-U.S. Equity Portfolio................  6.59  13.70  17.69  12.93  11.64

  /2/Total returns include reinvestment of all capital gain and income distributions. 12b-1 fee applies after July 31, 1995. Inception dates and average annual returns since each Fund's inception date are as follows:
     UBS Investment Fund-Global, 8/31/92, 11.11%; UBS Investment Fund-Global Equity, 1/31/94, 11.88%; UBS Investment Fund-Global Bond, 7/31/93, 6.19%; UBS Investment Fund-U.S. Balanced, 12/31/94, 13.15%; UBS Investment Fund-U.S. Equity, 2/28/94, 22.73%; UBS Investment Fund-U.S. Large Capitalization Equity, 4/30/98, (0.32)%; UBS Investment Fund-U.S. Bond, 8/31/95, 7.43%; and UBS Investment Fund-Non-U.S. Equity, 8/31/93, 8.49%.
  /3/GSMI Mutual Fund Index, an un-managed index compiled by the Advisor, constructed as follows: 40% Wilshire 5000 Index; 22% MSCI Non-U.S. Equity
     (Free) Index; 21% Salomon BIG Bond Index; 9% Salomon Non-U.S. Government Bond Index (unhedged); 2% JP Morgan EMBI+; 3% IFC Investable Index; and 3% High Yield Bond Index. MSCI World Equity (Free) Index is an un-managed market driven broad based index which includes U.S. and non-U.S. equity markets in terms of capitalization and performance. Salomon World Government Bond Index is an un-managed market driven index which measures the broad global fixed income markets invested in debt issues of U.S. and non-U.S. governments, governmental entities and supranationals. U.S. Balanced Mutual Fund Index, an un-managed index compiled by the Advisor, constructed as follows: 65% Wilshire 5000 Index and 35% Salomon Brothers Broad Investment Grade Bond Index. Wilshire 5000 Index is an un-managed broad weighted index which includes all U.S. common stocks. S & P 500 Index is an un-managed index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. Salomon Brothers Broad Investment Grade (BIG) Bond Index is an un-managed market driven broad based index which includes U.S. bonds with over one year to maturity. MSCI Non-U.S. Equity (Free) Index is an un-managed market driven broad based index which includes non-U.S. equity markets in terms of capitalization and performance.
  /4/Beginning 1/31/88 these indices are "free".
  /5/Prior to 6/30/97, returns represent the large capitalization holdings of the audited U.S. Equity Portfolio (inception date as of 12/31/81).

  /6/Non-annualized return since performance inception 4/30/98.

DESCRIPTION OF THE FUNDS

  The investment objective of each Series is fundamental and may not be changed without a vote of the holders of the majority of the voting securities of the Series. Unless otherwise stated in this Prospectus or the Statement of Additional Information, each Series' investment policies are not fundamental and may be changed without shareholder approval. There can be no assurance that the Series will achieve their investment objectives.

  The Series do not intend to concentrate their investments in a particular industry. None of the Series intends to issue senior securities as defined in the Act, except that each Series may engage in borrowing activities as defined in Appendix A and in the Statement of Additional Information. Each Series' investment objective and its policies concerning portfolio lending, borrowing, the issuance of senior securities and concentration are "fundamental," which means that they may not be changed without the affirmative vote of the holders of a majority of the Series' outstanding voting securities (as defined in the Act).

INVESTMENT OBJECTIVES AND POLICIES

GLOBAL FUND

INVESTMENT OBJECTIVE

  The Global Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk while seeking to achieve its investment objective. As a global fund, at least 65% of the Series' total assets will be invested in securities of issuers in at least three countries, one of which may be the United States. The Series may utilize a wide range of equity, debt and money market securities in domestic and foreign markets, and the Series may invest in other open-end investment companies advised by Brinson Partners. The Series may enter into repurchase agreements and reverse repurchase agreements, and engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing active asset allocation strategies across global equity and fixed income markets and active security selection within each market. These decisions are undertaken relative to the GSMI Mutual Fund Index (the "Global Benchmark"), which is compiled by Brinson Partners. The Global Benchmark consists of eight distinct asset classes representing the primary wealth-holding public securities markets. These asset classes are U.S. equities, non-U.S. equities, emerging markets equities, U.S. bonds, non-U.S. bonds, emerging markets bonds, high yield bonds and cash equivalents. Each asset class is represented in the Global Benchmark by an index compiled by an independent data provider. In order to compile the Global Benchmark, the Advisor determines current relative market capitalizations in the world markets (U.S. equities, non-U.S. equities, emerging markets equities, U.S. bonds, non-U.S. bonds, emerging markets bonds, high yield bonds and cash) and then weights each relevant index. Based on this weighting, the Advisor determines the return of the relative indices, applies the index weighting and then determines the return of the Global Benchmark. From time to time, the Advisor may substitute an equivalent index within a given asset class when it believes that such index more accurately reflects the relevant global market.


  Although it may invest anywhere in the world, it is expected that the Series' assets will be primarily invested in equity markets listed in the Morgan Stanley Capital International ("MSCI") World Equity (Free) Index. The

Series will primarily invest in fixed income markets listed in the Salomon World Government Bond Index. The Series may invest up to 10% of its net assets in equity and debt securities of emerging market issuers, or securities with respect to which the return is derived from the equity or debt securities of issuers in emerging markets.

GLOBAL EQUITY FUND

INVESTMENT OBJECTIVE

  The Global Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk while seeking to achieve its investment objective. As a global fund, at least 65% of the Series' total assets will be invested in equity securities of issuers in at least three countries, one of which may be the United States. The Series may utilize a wide range of equity securities that are traded on both domestic and foreign stock exchanges or, in the case of domestic stocks, in the over-the-counter market. The Series may enter into repurchase agreements and reverse repurchase agreements, and engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing an active asset allocation strategy across global equity markets, active management of currency exposures and active security selection within each market. The benchmark for the Series is the MSCI World Equity (Free) Index (the "Global Equity Benchmark"). The Global Equity Benchmark is a market driven broad based index which includes U.S. and non-U.S. equity markets in terms of capitalization and performance. The Global Equity Benchmark is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. Although it may invest anywhere in the world, it is expected that the Series' assets will primarily be invested in equity markets listed in the Global Equity Benchmark. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant global market.

GLOBAL BOND FUND

INVESTMENT OBJECTIVE

  The Global Bond Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk while seeking to achieve its investment objective. As a global fund, at least 65% of the Series' total assets will be invested in debt securities with an initial maturity of more than one year of issuers in at least three countries, one of which may be the United States. The Series seeks to achieve this objective by investing primarily in debt securities that may also provide the potential for capital appreciation. The Series may enter into repurchase agreements and reverse repurchase agreements, and may engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a non-diversified portfolio as described in "Investment Considerations and Risks-Non-Diversified Status". The benchmark for the Series is the Salomon World Government Bond Index (the "Global Bond Benchmark"). The Global Bond Benchmark is a market driven index which measures the broad global fixed income markets invested in debt issues of U.S. and non-U.S. governments, governmental entities and supranationals. Although it may invest anywhere in the world, it is expected that the Series' assets will be primarily invested in fixed income markets listed in the Global Bond Benchmark. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant global fixed income securities market.

U.S. BALANCED FUND

INVESTMENT OBJECTIVE

  The U.S. Balanced Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk while seeking to achieve its investment objective. Under normal circumstances, the Series will invest at least 25% of its net assets in fixed income securities. The Series may utilize a wide range of equity, debt and money market securities. The Series may also invest in equity securities, including warrants, preferred stock and securities convertible into equity securities. The Series may enter into repurchase agreements and reverse repurchase agreements, and may engage in futures and options for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. It is not the policy of the Series to take unreasonable risks to obtain speculative or aggressively high returns.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing active asset allocation strategies across U.S. equity and fixed income markets and active security selection within each market. These decisions are undertaken relative to the U.S. Balanced Mutual Fund Index (the "U.S. Balanced Benchmark"), which is compiled by Brinson Partners. The U.S. Balanced Benchmark represents a fixed composite of 65% Wilshire 5000 Index and 35% Salomon Brothers Broad Investment Grade (BIG) Bond Index. From time to time, the Advisor may substitute an equivalent index within a given asset class when the Advisor believes that such new index more accurately reflects the relevant U.S. market.

U.S. EQUITY FUND

INVESTMENT OBJECTIVE

  The U.S. Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities of U.S. companies. The Series is a diversified portfolio that seeks to achieve its objective by investing in a wide range of equity securities of U.S. companies that are traded on major stock exchanges as well as in the over-the-counter market. The Series may engage in futures and options for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. The benchmark for the Series is the Wilshire 5000 Index (the "U.S. Equity Benchmark"). The U.S. Equity Benchmark is a broad weighted index which includes all U.S. common stocks. The U.S. Equity Benchmark is designed to provide a representative indication of the capitalization and return for the U.S. equity market.

U.S. LARGE CAPITALIZATION EQUITY FUND

INVESTMENT OBJECTIVE

  The U.S. Large Capitalization Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. Under normal circumstances, at least 65% of the Series' total assets will be invested in large capitalization equity securities of U.S. companies. The Advisor defines large capitalization companies as those with market capitalizations in the upper 65% of the Wilshire 5000 Index at the time of the Series' investment. Companies whose capitalization falls below this level after purchase continue to be considered large capitalization companies. The Series is a non-diversified portfolio as described in "Investment Considerations and Risks--Non-Diversified Status." The Series seeks to achieve its objective by investing in a wide range of equity securities of U.S. companies that are traded on major stock exchanges as well as in the over-the-counter market. The Series may engage in futures and options for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. The benchmark for the Series is the Standard & Poor's 500 Stock Index (the "U.S. Large Capitalization Equity Benchmark"). The U.S. Large Capitalization Equity Benchmark is a broad weighted index which includes primarily U.S. common stocks. The U.S. Large Capitalization Equity Benchmark is designed to provide a representative indication of the capitalization and return for the large capitalization U.S. equity market.

U.S. BOND FUND

INVESTMENT OBJECTIVE

  The U.S. Bond Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. As a matter of fundamental policy, under normal circumstances, the Series intends to invest at least 65% of its total assets in U.S. debt securities with an initial maturity of more than one year. The Series is a diversified portfolio that seeks to achieve its objective by investing primarily in fixed income securities, which may also provide the potential for capital appreciation. The Series may also engage in futures and options transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series may invest in a broad range of fixed income securities, including debt securities of the U.S. government, together with its agencies and instrumentalities and the debt securities of U.S. corporations. A majority of the fixed income securities in which the Series will invest will possess a minimum rating of BBB- by Standard & Poor's Ratings Group ("S&P") or Baa3 by Moody's Investors Services, Inc. ("Moody's") or, if unrated, will be determined to be of comparable quality by Brinson Partners. Such securities are considered to be investment grade. Other fixed income securities in which the Series may invest include zero coupon securities, mortgage-backed securities, asset-backed securities and when-issued securities. The Series may invest a portion of its assets in short-term debt securities (including repurchase and reverse repurchase agreements) of corporations, the U.S. government or its agencies or instrumentalities, and banks and finance companies.

  The benchmark for the Series is the Salomon Brothers Broad Investment Grade
(BIG) Bond Index (the "U.S. Bond Benchmark"). The U.S. Bond Benchmark is a market driven broad based index which includes U.S. bonds with over one year to maturity. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant fixed income securities market.

NON-U.S. EQUITY FUND

INVESTMENT OBJECTIVE

  The Non-U.S. Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, by investing primarily in the equity securities of non-U.S. issuers. Under normal conditions, at least 65% of the Series' total assets will be invested in equity securities of issuers in at least three countries other than the United States. In seeking to achieve its investment objective while controlling risk, the Series may invest in a wide range of equity securities, including: American, European and Global Depositary Receipts, common and preferred stock; debt securities convertible into or exchangeable for common stock; and securities such as warrants or rights that are convertible into common stock. The Series may engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by investing primarily in the equity securities of non-U.S. issuers. The benchmark for the Series is the MSCI Non-U.S. Equity (Free) Index (the "Non-U.S. Equity Benchmark"). The Non-U.S. Equity Benchmark is a market driven broad based index which includes non-U.S. equity markets in terms of capitalization and performance. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant international market. Although it may invest anywhere in the world, it is expected that the Series' assets will be primarily invested in the equity markets included in the MSCI Non-U.S. Equity (Free) Index.

INVESTMENT CONSIDERATIONS AND RISKS

  The following provides information about the types of instruments in which the Series may invest, strategies employed by Brinson Partners in its attempt to attain each Series' investment objective and a summary of related risks. Shareholders should understand that all investments involve risks and there can be no guarantee against loss resulting from an investment in the Series, nor can there be any assurance that the Series will be able to attain their investment objectives. A complete list of the Series' investment restrictions and more detailed information about the Series' investments are contained in Appendix A in this Prospectus, and in the Statement of Additional Information.

  EQUITY SECURITIES (GLOBAL FUND, GLOBAL EQUITY FUND, U.S. BALANCED FUND, U.S. EQUITY FUND, U.S. LARGE CAPITALIZATION EQUITY FUND AND NON-U.S. EQUITY FUND) -
 Equity securities fluctuate in value as a result of various factors, which are often unrelated to the value of the issuer of the securities. These fluctuations may be pronounced. The Global Fund may invest in small market capitalization companies and in equity securities that are considered by the Advisor to be in their post-venture capital stage. These securities may have limited marketability, and therefore, may be more volatile. Fluctuations in the value of the Series' equity investments will affect the value of their shares and thus the Funds' total returns to investors.

  FIXED INCOME SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND)
 - All fixed income securities are subject to two types of risks: credit risk and interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed income securities resulting from the inverse relationship between the price and yield of fixed income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed income securities decline, and when interest rates fall, prices rise.

  FOREIGN SECURITIES AND CURRENCY CONSIDERATIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND AND NON-U.S. EQUITY FUND) - Investments in securities of foreign issuers may involve greater risks than those of U.S. issuers. There is generally less information available to the public about non-U.S. companies and less government regulation and supervision of non-U.S. stock exchanges, brokers and listed companies. Non-U.S. companies are not subject to uniform global accounting, auditing and financial reporting standards, practices and requirements. Securities of some non-U.S. companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Securities trading practices abroad may offer less protection to investors. Settlement of transactions in some non-U.S. markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Series' portfolios. Additionally, in some non-U.S. countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property or other assets of the Series, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. The Series intend to diversify broadly among countries, but reserve the right to invest a substantial portion of their assets in one or more countries if economic and business conditions warrant such investments. Brinson Partners will take these factors into consideration in managing the Series' investments. Because the Series will keep their books and records in U.S. dollars, the Series will be required, for federal income tax purposes, to account for income and losses on all transactions involving foreign currency under Section 988 of the Internal Revenue Code of 1986, as amended, and the applicable U.S. Treasury Regulations, so that generally any component of a gain or loss attributable to currency fluctuations results in ordinary income or loss and not capital gain or loss.

  The U.S. dollar market value of the Series' investments and of dividends and interest earned by the Series may be significantly affected by changes in currency exchange rates. Some currency prices may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Series. Although the Series may attempt to manage currency exchange rate risks, there is no assurance that the Series will do so at an appropriate time or that they will be able to predict exchange rates accurately. For example, if the Series increase their exposure to a currency and that currency's price subsequently falls, such currency management may result in increased losses to the Series. Similarly, if the Series decrease their exposure to a currency, and the currency's price rises, the Series will lose the opportunity to participate in the currency's appreciation. Each Series will manage currency exposures relative to the normal currency allocation and will consider return and risk of currency exposures relative to its respective Benchmark. In addition, if the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars.

  On January 1, 1999, the European Monetary Union (the "EMU") plans to introduce a new single currency, the Euro, which will replace the national currencies of participating member nations. If the Series hold investments in nations with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting, will be impacted. Although it is not possible to predict the impact of the Euro on the Series, the transition and the elimination of currency risk among nations participating in the EMU may change the economic environment and behavior of investors, particularly in European markets.

  The adoption of the Euro does not reduce the currency risk presented by fluctuations in value of the U.S. dollar to other currencies and, in fact, currency exchange risk may be magnified. Also, increased market volatility may result. Additional risks that may result include the fact that European issuers in which the Series invest may face substantial conversion costs, which may not be accurately anticipated and may impact issuer profitability and creditworthiness.

  Brinson Partners has created an interdepartmental team to handle all Euro-related changes to enable the Series to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the Series will not be adversely affected, Brinson Partners and the Trust's service providers are taking steps that they believe are reasonably designed to address the Euro issue.

  There are additional risks inherent in investing in less developed countries which are applicable to the Global Fund. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries.

  Emerging markets countries such as those in which the Global Fund may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

  FOREIGN CURRENCY TRANSACTIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND AND NON-U.S. EQUITY FUND) - To manage exposure to currency fluctuations, the Series may alter fixed income or money market exposures, enter into forward currency exchange contracts, buy or sell options or futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Series will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require the Series to set aside liquid assets in a segregated custodial account to cover their obligations.

  FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS (ALL SERIES) - The Series may attempt to reduce the overall level of investment risk of particular securities and attempt to protect against adverse market movements by investing in futures, options and other derivative instruments. A derivative instrument is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, a specific security or an index of securities. The derivative instruments in which the Series may invest include the purchase and writing of options on securities (including index options) and options on foreign currencies, investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government securities, equity or fixed income securities ("futures contracts"), forward contracts and swaps and swap-related products such as equity index swaps, interest rate swaps, currency swaps, and related caps, collars and floors.

  The investment in futures, options, forward contracts, swaps and similar strategies by the Series will depend on Brinson Partners' judgment as to the potential risks and rewards of different types of strategies, and it should be recognized that the use of these instruments exposes the Series to additional investment risks and transaction costs. If the Advisor incorrectly analyzes the market conditions or does not employ the appropriate strategy with respect to these instruments, the Series could be left in a less favorable position. For example, gains and losses on investments in futures depend on the Advisor's ability to predict correctly the direction of security prices, interest rates and other economic factors. Additional risks inherent in the use of futures, options and forward contracts include: adverse movements in the prices of securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedge positions to avoid adverse tax consequences. Options and futures can be volatile instruments and may not perform as expected. A Series could experience losses if the prices of its options and futures positions are poorly correlated with its other investments. If a hedge is applied at an inappropriate time or price trends are judged incorrectly, options and futures strategies may lower a Series' return (i.e., options and futures may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge). Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities and may offer less liquidity and less protection to a Series in the event of default by the other party to the contract. The loss from investing in futures transactions is potentially unlimited. A Series does not intend to purchase put and call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets.

  Each Series may invest in derivatives for hedging purposes, to maintain liquidity, or in anticipation of changes in the composition of its portfolio holdings. No Series will engage in derivative investments purely for speculative purposes. A Series will invest in one or more derivatives only to the extent that the instrument under consideration is judged by the Advisor to be consistent with the Series' overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to the Series' other portfolio investments.

  Where not specified, investment limitations with respect to a Series' derivative instruments will be consistent with that Series' existing percentage limitations with respect to its overall investment policies and restrictions. The risks and policies of various types of derivative instruments permitted for the Series, including options, futures, forward contracts and applicable interest rate swaps, are described in greater detail in Appendix A in this Prospectus, and in the Statement of Additional Information.

  NON-DIVERSIFIED STATUS (GLOBAL BOND FUND AND U.S. LARGE CAPITALIZATION EQUITY FUND) - Each Series is classified as a "non-diversified" investment company under the Act, which means that the proportion of the Series' assets that may be invested in the securities of a single issuer is not limited by the Act. Since each Series may invest a larger portion of its assets in the securities of a single issuer than investment companies that are classified as diversified funds under the Act, an investment in the Global Bond Fund or in the U.S. Large Capitalization Equity Fund may be subject to greater fluctuations in value than an investment in a diversified fund.

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

  The Trust is a Delaware business trust. Under Delaware law, the Board of Trustees has overall responsibility for managing the business and affairs of the Trust. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Series.

THE ADVISOR

  Brinson Partners, a Delaware corporation, is an investment management firm, managing as of June 30, 1998, over $286 billion, primarily for pension and profit sharing institutional accounts. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Bahrain, Basel, Frankfurt, Geneva, Hong Kong, London, Melbourne, New York, Paris, Rio de Janeiro, Singapore, Sydney, Tokyo and Zurich, in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is a part of the UBS Brinson Division of UBS AG. UBS AG, with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS AG was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998.

  Brinson Partners also serves as the investment advisor to nine other investment companies: Brinson Relationship Funds, which includes seventeen investment portfolios (series); The Enterprise Group of Funds, Inc. - International Growth Portfolio; Enterprise Accumulation Trust - International Growth Portfolio; Fort Dearborn Income Securities, Inc.; The Hirtle Callaghan International Trust - The International Equity Portfolio; John Hancock Variable Annuity Series Trust I - International Balanced Portfolio; Managed Accounts Services Portfolio Trust - Pace Large Company Value Equity Investments; AON Funds - International Equity Fund; and The Republic Funds -
 Republic Equity Fund.

  Pursuant to its investment advisory agreements (the "Agreements") with the Trust on behalf of each Series, Brinson Partners receives a monthly fee at various annual percentage rates of each Series' average daily net assets, as described below, for providing investment advisory services. Brinson Partners is responsible for paying its own expenses. Pursuant to the Agreements, Brinson Partners is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries.

  For providing investment advisory services during the fiscal year ended June 30, 1998, Brinson Partners was entitled to receive, under the Agreements, a monthly fee at an annual rate as follows of the average daily net assets of the Funds:

      Global Fund......................................................... 0.80%
      Global Equity Fund.................................................. 0.80
      Global Bond Fund.................................................... 0.75
      U.S. Balanced Fund.................................................. 0.70
      U.S. Equity Fund.................................................... 0.70
      U.S. Large Capitalization Equity Fund............................... 0.70
      U.S. Bond Fund...................................................... 0.50
      Non-U.S. Equity Fund................................................ 0.80

  The fee payable to Brinson Partners by the Global, Global Equity and Non-U.S. Equity Funds is higher than the advisory fees paid by most other mutual funds, but is comparable to those of other mutual funds with similar investment objectives. The Advisor, however, has irrevocably agreed to waive its fees and reimburse certain expenses so that the total operating expenses, with the exception of 12b-1 expenses, of the UBS Investment Fund--Global, UBS Investment Fund--Global Equity, UBS Investment Fund--Global Bond, UBS Investment Fund--U.S. Balanced, UBS Investment Fund--U.S. Equity, UBS Investment Fund--U.S. Large Capitalization Equity, UBS Investment Fund--U.S Bond and UBS Investment Fund--Non-U.S. Equity will never exceed 1.10%, 1.00%, 0.90%, 0.80%, 0.80%, 0.80%, 0.60% and 1.00%, respectively.

PORTFOLIO MANAGEMENT

  Investment decisions for the Series are made by an investment management team at Brinson Partners. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

ADMINISTRATION OF THE TRUST

THE UNDERWRITER

  Funds Distributor, Inc. ("FDI"), 60 State Street, Suite 1300, Boston, MA 02109, was engaged pursuant to an agreement dated February 5, 1997, for the limited purpose of acting as underwriter to facilitate the filing of notices regarding sales of the shares of the Trust under state securities laws and to assist in the sale of shares. The fee for such service is borne by the Advisor.

THE ADMINISTRATOR

ADMINISTRATIVE, ACCOUNTING, TRANSFER AGENCY AND CUSTODIAN SERVICES

  The Trust, on behalf of each Series, has entered into a Multiple Services Agreement (the "Services Agreement") with Morgan Stanley Trust Company ("MSTC"), One Pierrepont Plaza, Brooklyn, New York 11201, pursuant to which MSTC is required to provide general administrative, accounting, portfolio valuation, transfer agency and custodian services to the Series, including the coordination and monitoring of any third party service providers.

  MSTC provides custodian services for the securities and cash of the Series. The custody fee schedule is based primarily on the net amount of assets held during the period for which payment is being made.

  As authorized under the Services Agreement, MSTC has entered into a Mutual Funds Service Agreement (the "CGFSC Agreement") with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC provides administrative, accounting, portfolio valuation and transfer agency services to the Series. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. Subject to the supervision of the Board of Trustees of the Trust, MSTC supervises and monitors such services provided by CGFSC.

  Pursuant to the CGFSC Agreement, CGFSC provides:

    (1) administrative services, including providing the necessary office space, equipment and personnel to perform administrative and clerical services; preparing, filing and distributing proxy materials, periodic reports to investors, registration statements and other documents; and responding to investor inquiries;

    (2) accounting and portfolio valuation services, including the daily calculation of each Fund's net asset value and the preparation of certain financial statements; and

    (3) transfer agency services, including the maintenance of each investor's account records, responding to investors' inquiries concerning accounts, processing purchases and redemptions of each Fund's shares, acting as dividend and distribution disbursing agent and performing other service functions. Shareholder inquiries should be made to the transfer agent at 1-800-794-7753.

  Also as authorized under the Services Agreement, MSTC has entered into a sub-administration agreement (the "FDI Agreement") with FDI, under which FDI provides administrative assistance to the Series with respect to (i) regulatory matters, including regulatory developments and examinations, (ii) all aspects of the Series' day-to-day operations, (iii) office facilities, clerical and administrative services, and (iv) maintenance of books and records.

  For its administrative, accounting, transfer agency and custodian services, MSTC receives the following as compensation from the Trust on an annual basis:
0.0025% of the average daily U.S. assets of the Trust, 0.0525% of the average daily non-U.S. assets of the Trust, 0.3250% of the average daily emerging markets equity assets of the Trust; and 0.019% of the average daily emerging markets debt assets of the Trust. MSTC receives an additional fee of 0.075% of the average daily net assets of the Trust for administrative duties, the latter subject to the expense limitation applicable to the Trust. No fee (asset based or otherwise) is charged on any investments made by any fund into any other fund sponsored or managed by the Advisor and assets of a fund that are invested in another investment company or series thereof sponsored or managed by the Advisor will not be counted in determining the 0.075% administrative duties fee or the applicability of the expense limitation on such fee. The foregoing fees include all out-of-pocket expenses or transaction charges incurred by MSTC and any third party service provider in providing such services. Pursuant to the CGFSC Agreement and the FDI Agreement, MSTC pays CGFSC and FDI, respectively, for the services that CGFSC and FDI provide to MSTC in fulfilling MSTC's obligations under the Services Agreement.

INDEPENDENT AUDITORS

  Ernst & Young LLP, Chicago, Illinois, are the independent auditors of the Trust.

PURCHASE OF SHARES

  Shares of the Funds may be purchased directly from the Trust at the net asset value next determined after receipt of the order in proper form by the transfer agent. There is no sales load in connection with the purchase of Fund shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the UBS Investment Funds class of shares or any Series. The Funds will not accept a check endorsed over by a third-party. The minimum initial investment for Fund shares is $1,000 (including IRAs). Subsequent investments for Fund shares will be accepted in minimum amounts of $50 (including IRAs). The Trust reserves the right to vary the initial investment minimum and minimums for additional investments in the Funds at any time. In addition, Brinson Partners may waive the minimum initial investment requirement for any investor.

  The UBS Investment Funds will be marketed directly through the offices of UBS AG. Through its branches and subsidiaries, UBS AG conducts securities research, provides investment advisory services and manages mutual funds in major cities throughout the world, including Amsterdam, Basel, Frankfurt, Geneva, Hong Kong, Houston, London, Los Angeles, Luxembourg, Miami, Monte Carlo, New York, Paris, San Francisco, Singapore, Sydney, Tokyo, Toronto and Zurich.

  The UBS Investment Funds may be purchased through broker-dealers having sales agreements with FDI, or through financial institutions having agency agreements with FDI. There is no sales load or charge in connection with the purchase of shares. The UBS Investment Funds class of shares, however, are subject to annual 12b-1 Plan expenses of up to a maximum of 0.90% (0.25% of which are service fees to be paid by the Funds to FDI, dealers or others for providing personal service and/or maintaining shareholder accounts) of the Funds' average daily net assets of such shares.

  Purchase orders for shares of the Funds which are received by the transfer agent in proper form prior to the close of regular trading hours (currently 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day that the Funds' net asset values per share are calculated, are priced according to the net asset value determined on that day. Purchase orders for shares of the Funds received after the close of the NYSE on a particular day are priced as of the time the net asset value per share is next determined. The Funds reserve the right to change the time at which purchases are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

  Under certain circumstances, the Trust has entered into one or more agreements (each, a "Sales Agreement") with brokers, dealers or financial institutions (each, an "Authorized Dealer") under which the Authorized Dealer may directly, or through intermediaries that the Authorized Dealer is authorized to designate under the Sales Agreement (each, a "Sub-designee"), accept purchase and redemption orders that are in "good form" on behalf of the Funds. A Fund will be deemed to have received a purchase order when the Authorized Dealer or Sub-designee accepts the purchase order and such order will be priced at the Fund's net asset value next computed after such order is accepted by the Authorized Dealer or Sub-designee.

  The Trust may accept telephone orders for Fund shares from broker-dealers or service organizations which have been previously approved by the Trust. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for the same to the Fund. Shares of the Funds may be purchased through broker-dealers, banks and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Trust.

  Brinson Partners, or its affiliates, from its own resources, may compensate broker-dealers or other financial intermediaries ("Service Providers") for marketing, shareholder servicing, recordkeeping and/or other services performed with respect to UBS Investment Funds class of shares. Payments made for any of these purposes may be made from its revenues, its profits or any other sources available to it. When such service arrangements are in effect, they are made generally available to all qualified Service Providers.

PURCHASES MAY BE MADE IN ONE OF THE FOLLOWING WAYS:

                    INITIAL INVESTMENT             SUBSEQUENT INVESTMENTS
              -------------------------------  -------------------------------
              MINIMUM $1,000                   MINIMUM $50
BY MAIL       . Complete and sign the Account  . Make your check payable
[LOGO]          Application accompanying this    to "UBS Investment Fund--
                Prospectus.                      __________."
              . Make your check payable to     . Enclose the remittance
                "UBS Investment Fund--           portion of your account
                __________."                     statement and include the
              . Mail to the address indicated    amount of investment, the
                on the Account Application.      account name and number.
                                               . Mail to the address indicated
                                                 on your account statement or
                                                 enclose in the envelope
                                                 provided.

BY WIRE       . Call 1-800-794-7753 to         . Wire federal funds to:
[LOGO]          arrange for a wire               THE CHASE MANHATTAN BANK
                transaction.                     ABA # 021000021
              . Wire federal funds within 24     DDA # 9102-783504
                hours to:                        FBO "UBS INVESTMENT FUND--
                THE CHASE MANHATTAN BANK         __________" AND INCLUDE YOUR
                ABA # 021000021                  NAME AND ACCOUNT NUMBER.
                DDA # 9102-783504
                FBO "UBS INVESTMENT FUND--
                __________" AND INCLUDE YOUR
                NAME AND NEW ACCOUNT NUMBER.
              . Complete and sign the Account
                Application and mail to the
                address indicated on the
                Account Application immediately
                following the initial wire
                transaction.

BY TELEPHONE  . Call 1-800-794-7753 to         . Call 1-800-794-7753 to
[LOGO]          arrange for a telephone          arrange for a telephone
                transaction.                     transaction.

                               INITIAL INVESTMENT            SUBSEQUENT INVESTMENTS
                         ------------------------------- -------------------------------
PURCHASING BY EXCHANGES  . You may open a new account    . You may purchase additional
[LOGO]                     for a Series of the Trust by    shares of a Series of the
                           making an exchange from an      Trust by making an exchange
                           existing UBS Investment Funds   from an existing UBS
                           class account of any other      Investment Funds class account
                           Series of the Trust. Exchanges  of any other Series of the
                           may be made by mail or          Trust. Exchanges may be made
                           telephone. Call 1-800-794-7753  by mail or telephone. Call
                           for assistance.                 1-800-794-7753 for assistance.

AUTOMATICALLY            . Please refer to "Automatic    . Please refer to "Automatic
                           Investment Plan" under          Investment Plan" under
                           "Account Options" or call 1-    "Account Options" or call 1-
                           800-794-7753 for assistance.    800-794-7753 for assistance.

ACCOUNT OPTIONS

  The following account options are available to shareholders. There are no charges for the programs noted below and an investor may change or terminate these plans at any time by written notice to the Trust. For information about participating in these account options, call the transfer agent at 1-800-794-7753.

      ACCOUNT OPTIONS                          INSTRUCTIONS
 -------------------------- ---------------------------------------------------
 AUTOMATIC INVESTMENT PLAN  . You may have money deducted directly from your checking, savings or bank money market
                              accounts for investment in the Funds each
                              month or quarter.
                            . Complete the Automatic Investment Plan
                              section on the Account Application
                              accompanying this Prospectus and mail it to
                              the address indicated.
                            . The account must be opened first with the
                              initial $1,000 minimum investment with
                              subsequent minimum investments of $50
                              pursuant to the Automatic Investment Plan.
                            . The account designated will be debited in
                              the specified amount, on the date
                              indicated, and Fund shares will be
                              purchased. The Trust may alter or terminate
                              the Automatic Investment Plan at any time.

SYSTEMATIC WITHDRAWAL PLAN . A shareholder with a minimum account of
                              $10,000 may direct the transfer agent to send the shareholder (or anyone the shareholder designates) regular, monthly, quarterly or semi-annual payments. Each payment under a Systematic Withdrawal Plan
                              ("SWP") must be at least $100. Such
                              payments are drawn from share redemptions.
                            . Shareholders participating in the SWP must
                              elect to have their dividends and
                              distributions automatically reinvested in additional Fund shares.
                            . The Trust may terminate any SWP for an
                              account if the value of the account falls below $5,000 as a result of share redemptions or an exchange of shares of a Fund for UBS Investment Fund class of shares of another Series of the Trust.

        ACCOUNT OPTIONS                         INSTRUCTIONS
 ------------------------------ ----------------------------------------------
 INDIVIDUAL RETIREMENT ACCOUNTS n An IRA is a tax-deferred retirement savings account that may be used by an
                                  individual under age 70 1/2 who has
                                  compensation or self-employment income
                                  and his or her unemployed spouse, or
                                  an individual who has received a
                                  qualified distribution from his or her
                                  employer's retirement plan.
                                n The minimum purchase requirement for
                                  IRAs is $1,000.

REDEMPTION OF SHARES

  Shares of the Funds may be redeemed without charge on any business day that the NYSE is open. Redemptions will be effected at the net asset value per share next determined after the receipt by the transfer agent of a redemption request meeting the requirements described below. The Trust normally sends redemption proceeds on the next business day but, in any event, redemption proceeds are sent within five business days of receipt of a redemption request in proper form. Payment also may be made by wire directly to any bank previously designated by the shareholder in an Account Application. Please note that the shareholder's bank may impose a fee for wire service. The Trust will honor redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to fifteen days from the purchase date.

  Except as noted below, redemption requests received in proper form by the transfer agent prior to the close of regular trading hours on the NYSE on any business day that the Funds' net asset values per share are calculated are effected that day. The Funds reserve the right to change the time at which redemptions are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists. Redemption requests received in proper form by the transfer agent after the close of the NYSE are effected as of the time the net asset value per share is next determined. No redemption will be processed until the transfer agent has received a completed application with respect to the account.

  Shares of the Funds may be redeemed through certain broker-dealers, banks and bank trust departments who may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were redeemed directly from the Trust.

  Under the Sales Agreement, the Authorized Dealer or Sub-designee is authorized to accept redemption orders on behalf of the Funds. A Fund will be deemed to have received a redemption order when the Authorized Dealer or Sub-designee accepts the redemption order and such order will be priced at the Fund's net asset value next computed after such order is accepted by the Authorized Dealer or Sub-designee.

  The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of Brinson Partners or the Board of Trustees, result in the necessity of a Series selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Series. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Trust has elected, pursuant to Rule 18f-1 under the Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Series, during any 90 day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Series. Any portfolio securities paid or distributed in-kind would be valued as described under "Net Asset Value." In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Series. In-kind payments need not constitute a cross-section of a Series' portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where a Series computes such redemption in-kind, the Series will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

MINIMUM BALANCES

  Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to involuntarily redeem shares in any Fund account for their then current net asset value (which will be promptly paid to the shareholder) if at any time the total investment does not have a value of at least $1,000 as a result of redemptions and not due to changes in the asset value of the Series. The shareholder will be notified that the value of his or her Fund account is less than the required minimum and will be allowed at least 60 days to bring the value of the account up to the minimum before the redemption is processed.

SHARES MAY BE REDEEMED IN ONE OF THE FOLLOWING WAYS:

 BY MAIL                     . Submit a written request for redemption with:
 [LOGO]                        . The Fund's name;
                               . Your Fund account number;
                               . The dollar amount or number of shares to be
                                 redeemed; and
                               . Signatures of all persons required to sign for
                                 transactions, exactly as their names appear on
                                 the Account Application.
                             . To protect your account from fraud, the Fund
                               and its agents may require a signature
                               guarantee for certain redemptions to verify the
                               identity of the person who has authorized a
                               redemption from your account. Please contact
                               the Fund for further information.
                             . Mail to the address indicated on the Account
                               Application. Questions may be directed to the
                               transfer agent at 1-800-794-7753.

 BY WIRE                     . This service must be elected either on the
 [LOGO]                        initial application or subsequently arranged in
                               writing.
                             . Shares may be redeemed by instructing the
                               transfer agent by telephone at 1-800-794-7753.
                             . Wire redemption requests must be received by
                               the transfer agent before 4:00 p.m. Eastern
                               time for money to be wired the next business
                               day.
 BY TELEPHONE 1-800-794-7753 . This service must be elected either on the
 [LOGO]                        initial application or subsequently arranged in
                               writing.
                             . Shares may be redeemed by instructing the
                               transfer agent by telephone at 1-800-794-7753.
                             . Shares will be sold at the next share price
                               calculated after the order is received and
                               accepted. Share price is normally calculated at
                               4:00 p.m. Eastern time.

 AUTOMATICALLY               . Please refer to "Systematic Withdrawal Plan"
                               under "Account Options" or call 1-800-794-7753
                               for assistance.

----------
NOTE: The Trust reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming shares of the UBS Investment Funds by wire or telephone may be modified or terminated at any time by the Trust.

TELEPHONE TRANSACTIONS:

  Shareholders who wish to initiate purchase, exchange or redemption transactions by telephone must elect the option, as described above. With respect to such telephone transactions, the Funds will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of the shareholder's social security number or mother's maiden name) and, if they do not, the Funds or the transfer agent may be liable for any losses due to unauthorized or fraudulent transactions. Written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

EXCHANGE OF SHARES:

  Fund shares may be exchanged for UBS Investment Funds class of shares of any other Series within the Trust. Exchanges will not be permitted between the UBS Investment Funds class of shares and either the Brinson Fund-Class N shares or the Brinson Fund-Class I shares of a Series of the Trust.

  Fund shares may be exchanged by written request or by telephone if the shareholder has previously signed a telephone authorization on the Account Application. The telephone exchange may be difficult to implement during times of drastic economic or market changes. The Trust reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange and/or telephone transfer privileges upon 60 days' prior written notice to shareholders.

  Exchanges will be made on the basis of the relative net asset values per share of the UBS Investment Funds class of shares of the Fund from which, and the Fund into which, the exchange is made. Exchanges may be made only for shares of a Series and class then offering its shares for sale in your state of residence and are subject to the minimum initial investment requirement. For federal income tax purposes, an exchange of shares would be treated as if the shareholder had redeemed shares of one Series and reinvested in shares of another Series. Gains or losses on the shares exchanged are realized by the shareholder at the time of the exchange. Any shareholder wishing to make an exchange should first obtain and review a prospectus of the other Series. Requests for telephone exchanges must be received by the transfer agent by the close of regular trading hours (currently 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. The Funds reserve the right to change the time at which exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

TRANSFER OF SECURITIES:

  At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to a Series that meet the Series' investment objective and policies. Securities transferred to a Series will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by a Series in exchange for securities will be issued at net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Series and must be delivered to the Series by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of a Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Series' portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933, as amended, or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Series, will not exceed 5% of the Series' net assets immediately after the transaction.

NET ASSET VALUE

  The net asset value per share for each class of shares of the Series is computed by adding, with respect to each class of shares, the value of a Series' investments, cash and other assets attributable to that class, deducting liabilities of the class and dividing the result by the number of shares of that class outstanding. The public offering price of the shares of each classes' shares, all of which are sold on a continuous basis, is the net asset value of that class. The valuation of assets for determining the net asset value may be summarized as follows:

    Securities traded on securities exchanges are valued at the last available sale price. Securities that are not traded on a particular day or on an exchange are valued at either (a) the bid price or (b) a valuation within the range considered best to represent value in the circumstances. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Valuations of equity securities may be obtained from a pricing service and/or broker-dealers when such prices are believed to reflect fair value of such securities. Use of a pricing service and/or broker-dealers has been approved by the Board of Trustees. Futures contracts are valued at their daily quoted settlement price on the exchange on which they are traded. Forward foreign currency contracts are valued daily using the mean between the bid and asked forward points added to the current exchange rate and an unrealized gain or loss is recorded. The Series realizes a gain or loss upon settlement of the contracts. For valuation purposes, foreign securities initially expressed in foreign currency values will be converted into U.S. dollar values using WM/Reuters closing spot rates as of 4:00 p.m. London time.

    Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of over 60 days are valued at market price. Debt securities are valued on the basis of prices provided by a pricing service, or at the bid price where readily available, as long as the bid price, in the opinion of the Advisor, continues to reflect the value of the security. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Securities (including over-the-counter options) for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

  Net asset value is determined on each day that the NYSE is open, as of the close of business of the regular session of the NYSE (currently 4:00 p.m. Eastern time). Investments and requests to exchange or redeem shares received by the Series in proper form before such close of business are effective, and will receive the price determined, on that day. Investment, exchange and redemption requests received after such close of business are effective, and will receive the share price determined, on the next business day. The Funds reserve the right to change the time at which purchases, redemptions and exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

  Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE and values of foreign futures and options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the NYSE which will not be reflected in the computation of the net asset value of a class of a Series. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Where a foreign securities market remains open at the time that a Series values its portfolio securities, or closing prices of securities from that market may not be retrieved because of local time differences or other difficulties in obtaining such prices at that time, last sale prices in such market at a point in time most practicable to timely valuation of the Series may be used.

  The Series' portfolio securities from time to time may be listed primarily on foreign exchanges which trade on days when the NYSE is closed (such as Saturday). As a result, the net asset value of a Fund may be significantly affected by such trading on days when shareholders have no access to the Fund.

  All of the Series' classes of shares will bear pro rata all of the expenses of that Series common to all classes. The net asset value of all outstanding shares of each class of the Series will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that class. All income earned and expenses incurred by the Series will be borne on a pro rata basis by each outstanding share of a class, based on each class' proportionate participation in the Series represented by the value of shares of such class, except that the Brinson Fund-Class N and the Brinson Fund-Class I will not incur any of the expenses under the UBS Investment Funds class' 12b-1 Plan.

  Due to the specific distribution expenses and other costs that will be allocable to each class, the dividends paid to each class, and related performance, of the Series may vary. The per share net asset value of the UBS Investment Funds class of shares and the Brinson Fund-Class N shares will generally be lower than that of the Brinson Fund- Class I shares of a Series because of the higher expenses borne by the UBS Investment Funds class of shares and the Brinson Fund-Class N shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the service and distribution expense differential among the classes.

DISTRIBUTION PLAN

  The Board of Trustees of the Trust has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Act for the UBS Investment Funds class of shares. The Plan permits each Series to reimburse FDI, Brinson Partners and others from the assets of the UBS Investment Funds class of shares a quarterly fee for services and expenses incurred in distributing and promoting sales of the UBS Investment Fund class of shares. These expenses include, but are not limited to, preparing and distributing advertisements and sales literature, printing prospectuses and reports used for sales purposes, and paying distribution and maintenance fees to brokers, dealers and others in accordance with a selling agreement with the Trust on behalf of the UBS Investment Funds class of shares or FDI. In addition, each Series may make payments directly to FDI for payment to dealers or others, or directly to others, such as banks, who assist in the distribution of the UBS Investment Funds or provide services with respect to the UBS Investment Funds.

  UBS AG, or one of its affiliates, pursuant to a selected dealer agreement, may provide additional compensation to securities dealers from its own resources in connection with sales of the UBS Investment Funds class of shares of the Series.

  The aggregate distribution fees paid by the Series from the assets of the respective UBS Investment Funds class of shares to FDI and others under the Plan may not exceed 0.90% of a Fund's average daily net assets in any year (0.25% of which are service fees to be paid by the Series to FDI, dealers and others, for providing personal service and/or maintaining shareholder accounts). The Plan provides, however, that the aggregate distribution fees for each respective Fund shall not exceed the following maximum amounts for the 1999 fiscal year; UBS Investment Fund--Global--0.65%, UBS Investment Fund--Global Equity--0.76%, UBS Investment Fund--Global Bond--0.49%, UBS Investment Fund--U.S. Balanced--0.50%, UBS Investment Fund--U.S. Equity-- 0.52%, UBS Investment Fund--U.S. Large Capitalization Equity--0.52%, UBS Investment Fund--U.S. Bond--0.47% and UBS Investment Fund--Non-U.S. Equity-- 0.84%.

  The Plan applies only to the UBS Investment Funds class of shares of each Series. Shares of other classes are not included in calculating the Plan's fees and the Plan is not used to assist in the distribution and marketing of each Series' Brinson Fund-Class I or Brinson Fund-Class N shares. All payments made by the UBS Investment Funds class of shares of a Series pursuant to the Plan shall be made for the purpose of selling shares issued by the UBS Investment Funds class of that Series. Distribution expenses which are attributable to a particular class of a Series will be charged against the assets of that class of that Series. Distribution expenses which are attributable to more than one class or Series will be allocated among the classes or Series, in proportion to their relative net assets.

  The quarterly fees paid to FDI under the Plan are subject to the review and approval by the Trust's Trustees who are not "interested persons" of the Advisor or FDI (as defined in the Act) and who may reduce the fees or terminate the Plan at any time.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

  The Series will distribute their net investment income semi-annually in June and December. The Series will distribute annually in December substantially all of their net long-term capital gains and any undistributed net short-term capital gains realized during the one year period commencing November 1 (or date of the creation of the Series, if later) and ending October 31, and, at the same time, will distribute all of their net investment income earned through the end of December and not previously distributed as ordinary (not capital) income.

  Dividends and other distributions paid by a Series with respect to its UBS Investment Fund class, Brinson Fund-Class N and Brinson Fund-Class I shares are calculated in the same manner and at the same time. The per share amount of any income dividends will generally differ among the classes only to the extent that the Brinson Fund-Class N and the UBS Investment Fund class are subject to separate 12b-1 fees. The per share dividends on UBS Investment Funds class of shares and Brinson Fund-Class N shares will be lower than the per share dividends on the Brinson Fund-Class I shares of each Series as a result of the distribution and service fees applicable with respect to the UBS Investment Funds class of shares and Brinson Fund-Class N shares.

  Income dividends and capital gain distributions are reinvested automatically in additional Fund shares of the same class of a Series at net asset value, unless the shareholder has notified the transfer agent, in writing, of the shareholder's election to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex dividend date (the "ex date") at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital although such dividends and distributions are subject to taxes.

TAXES

  Each Series has qualified, and intends to continue to qualify, for taxation as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("the Code"). Such qualification relieves a Series of liability for federal income taxes to the extent the Series' earnings are distributed in accordance with the Code. Each Series is treated as a separate corporate entity for federal tax purposes.

  Distributions of any net investment income and of any net realized short-term capital gains are taxable to shareholders as ordinary income. All distributions may be subject to state and local taxes.

  Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain regardless of how long a shareholder may have held shares of a Series. The tax treatment of distributions of ordinary income or capital gains will be the same whether the shareholder reinvests the distributions or elects to receive them in cash. A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  Shareholders will be advised annually of the source and tax status of all distributions for federal income tax purposes. Further information regarding the tax consequences of investing in the Series is included in the Statement of Additional Information. The above discussion is intended for general information only. Investors should consult their own tax advisors for more specific information on the tax consequences of particular types of distributions.

  Redemptions of Series shares, and the exchange of shares between two Series of the Trust, are taxable events and, accordingly, shareholders may realize capital gains or losses on these transactions.

  Shareholders may be subject to back-up withholding on reportable dividend and redemption payments ("back-up withholding") if a certified taxpayer identification number is not on file with the Series, or if, to the Series' knowledge, an incorrect number has been furnished, or if the Series has been notified by the Internal Revenue Service that an account is subject to back-up withholding. An individual's taxpayer identification number is the individual's social security number.

  If more than 50% of a Series' total assets at the close of its taxable year consists of stock or securities in foreign corporations, the Series may elect to "pass-through" to shareholders for foreign tax credit purposes the amount of foreign income taxes paid by the Series with respect to its direct holdings of securities in foreign corporations. A Series will make such an election only if it deems such election to be in the best interests of its shareholders. If this election is made, shareholders of the Series will be required to include in their gross incomes their pro rata share of foreign taxes paid by the Series. However, shareholders will be able to treat their pro rata share of foreign taxes as either a deduction (itemized deduction in the case of individuals) or a foreign tax credit (but not both) against U.S. income taxes on their tax returns. A Series which makes investments in the securities of foreign corporations may make investments in foreign companies that are "passive foreign investment companies" ("PFICs"). These investments in PFICs may cause a Series to pay income taxes and interest charges. If possible, the Series will not invest in PFICs or will adopt other strategies to avoid these taxes and charges.

GENERAL INFORMATION

ORGANIZATION

  The Brinson Funds is a Delaware business trust organized pursuant to an Agreement and Declaration of Trust, dated December 1, 1993. The Trust was originally organized as a Maryland corporation on April 14, 1992.

On December 1, 1993, the Trust reorganized as a Delaware business trust through a merger of the Maryland corporation into the Trust. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund and consists of eight different Series. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders. All of the Series, except the Global Bond Fund and the U.S. Large Capitalization Equity Fund, are diversified portfolios. The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

DESCRIPTION OF SHARES

  Each Series is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. The Board of Trustees has the power to designate one or more series or sub-series/classes of shares of beneficial interest and to classify or reclassify only unissued shares with respect to such series. Shares of each series represent equal proportionate interests in the assets of that series only and have identical voting, dividend, redemption, liquidation, and other rights, except that only shares of each Series' Brinson Fund-Class N and UBS Investment Fund classes shall have voting rights with respect to the Rule 12b-1 Plan relating to such classes, respectively, as described below. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights. Currently, the Trust offers eight investment portfolios or series-Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund. Three classes of shares are currently issued by the Trust for each Series, the Brinson Fund-Class N, Brinson Fund-Class I, and the UBS Investment Funds class. Prior to September 15, 1998, the "UBS Investment Funds class" was known as the "Swisskey Fund class."

VOTING RIGHTS

  Each issued and outstanding full and fractional share of a Series is entitled to one full and fractional vote in the Series and all shares of each Series participate equally with regard to dividends, distributions, and liquidations with respect to that Series. Shareholders do not have cumulative voting rights. On any matter submitted to a vote of shareholders, shares of each Series will vote separately except when a vote of shareholders in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of more than one Series, in which case the shareholders of all such Series shall be entitled to vote thereon. Only the UBS Investment Funds class shareholders may vote on matters related to the Rule 12b-1 Plan associated with that class. Only the Brinson Fund-Class N shareholders may vote on matters related to the Rule 12b-1 Plan associated with that class.

  As of August 18, 1998, UBS AG held of record more than 25% of the outstanding shares of the Global Fund; UBS held of record more than 25% of the outstanding shares of the Global Equity Fund; UBS held of record more than 25% of the outstanding shares of the Global Bond Fund; UBS held of record more than 25% of the outstanding shares of the U.S. Balanced Fund; UBS SA held of record more than 25% of the outstanding shares of the U.S. Equity Fund; Thomas
J. Digenan held of record more than 25% of the outstanding shares of the U.S. Large Capitalization Equity Fund; UBS SA held of record more than 25% of the outstanding shares of the U.S. Bond Fund; UBS and UBS SA each held of record more than 25% of the outstanding shares of the Non-U.S. Equity Fund. A shareholder that holds such a percentage of the outstanding shares of a class may be deemed a controlling person of that class under the Act.

SHAREHOLDER MEETINGS

  The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Series. The U.S. Securities and Exchange Commission, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the respective Series. In addition, subject to certain conditions, shareholders of each Series may apply to the Series to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

PORTFOLIO TURNOVER (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND)

  As a result of the investment policies of the Global Fund, Global Bond Fund, U.S. Balanced Fund and U.S. Bond Fund, their portfolio turnover rates may exceed 100%. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Series and ultimately by the Series' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income for tax purposes.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  The Trust will attempt to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Trust, a Series may pay a broker-dealer a commission for effecting a portfolio transaction for the Series in excess of the amount of commission another broker-dealer would have charged if Brinson Partners determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Series, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition.

  When buying or selling securities, a Series may pay commissions to brokers who are affiliated with the Advisor or the Series. The Series may purchase securities in certain underwritten offerings for which an affiliate of the Series or the Advisor may act as an underwriter. The Series may effect futures transactions through, and pay commissions to, futures commission merchants who are affiliated with the Advisor or the Series in accordance with procedures adopted by the Board of Trustees of the Trust.

SHAREHOLDER REPORTS AND INQUIRIES

  Shareholders will receive semi-annual reports showing portfolio investments and other information as of December 31 and annual reports audited by independent auditors as of June 30. Shareholders with inquiries should call the UBS Investment Funds at 1-800-794-7753 or write to The UBS Investment Funds, P.O. Box 2798, Boston, MA 02708-2798.

YEAR 2000 ISSUES

  Like other investment companies, as well as other financial and business organizations around the world, the Trust could be adversely affected if the computer systems used by the Advisor, MSTC, CGFSC and other service providers, in performing their administrative functions for the Trust, do not properly process and calculate date-related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Year 2000 Issue, and, in particular, foreign service providers' responsiveness to the issue, could affect portfolio and operational areas including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, custody functions and others. The Advisor, MSTC and CGFSC are taking steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Trust's other service providers. These include identifying those systems that may not function properly after December 31, 1999, and correcting or replacing those systems. In addition, steps include testing the processing of Series data on all systems relied on by the Advisor, MSTC and CGFSC. As of the date of this Prospectus, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Series.

PERFORMANCE INFORMATION

  From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Funds' past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by a Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semi-annual compounded basis. The Funds' total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in a Fund. Aggregate total return reflects the total percentage change over the stated period.

  To help investors better evaluate how an investment in the SwissKey Funds might satisfy their investment objectives, advertisements regarding the Funds may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Indices; Lehman Brothers Treasury Index; Salomon Brothers Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger-Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's, et al., which rate fund performance over various time periods.

  The principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Funds will not be included in the UBS Investment Funds' calculations of yield or total return. Further information about the performance of the Funds is included in the Funds' Annual Report dated June 30, 1998, which may be obtained without charge by contacting the Trust at 1-800-794-7753.

APPENDIX A

INVESTMENT POLICIES AND TECHNIQUES

  EQUITY SECURITIES (GLOBAL FUND, GLOBAL EQUITY FUND, U.S. BALANCED FUND, U.S. EQUITY FUND, U.S. LARGE CAPITALIZATION EQUITY FUND AND NON-U.S. EQUITY FUND):
The Series may invest in a broad range of equity securities of U.S. and non-U.S. issuers, including common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts ("Depositary Receipts"). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. The Series expect their U.S. equity investments to emphasize large and intermediate capitalization companies, although the Global Fund may also invest in small capitalization equity markets. The equity markets in the non-U.S. component of the Series will typically include available shares of larger capitalization companies. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country. The Global Fund may invest in equity securities of companies considered by the Advisor to be in their post-venture capital stage, or "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The Global Fund also may invest in open-end investment companies advised by Brinson Partners, in equity securities of issuers in emerging markets and in securities with respect to which the return is derived from the equity securities of issuers in emerging markets.

  FIXED INCOME SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND): The Series may invest in a broad range of fixed income securities of U.S. and non-U.S. issuers, including governments and governmental entities, supranational issuers as well as corporations and other business organizations. The Series may purchase U.S. dollar denominated securities that reflect a broad range of investment maturities, qualities and sectors. A majority of the fixed income securities in which the Series will invest will possess a minimum rating of BBB- by S&P or Baa3 by Moody's or, if unrated, will be determined to be of comparable quality by Brinson Partners. Such securities are considered to be investment grade. While securities rated BBB- or Baa3 are regarded as having an adequate capacity to pay principal and interest, such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics; and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated bonds. Securities rated lower than BBB- by S&P and Baa3 by Moody's are classified as non-investment grade securities (commonly referred to as "junk bonds"), carry a higher degree of risk and are considered to be speculative by the major credit rating agencies. Each Series currently intends to limit its aggregate investment in non-investment grade debt securities of its U.S. and non-U.S. dollar denominated fixed income assets to no more than 5% of its net assets. To the extent that a security held by a Series is downgraded to below investment grade, the Series will dispose of that or another non-investment grade security so that no more than 5% of its assets will be invested in below investment grade securities. Other fixed income securities in which the Series may invest include zero coupon securities, mortgage-backed securities, asset-backed securities and when-issued securities.

  The non-U.S. fixed income component of the Series will typically be invested in the securities of non-U.S. governments, governmental agencies and supranational issues. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others: the World Bank, the European Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-American Development Bank, the Export-Import Bank and the Asian Development Bank.

  The Global Fund may invest in fixed income securities of emerging market issuers, including government and government-related entities (including participation in loans between governments and financial institutions), and of entities organized to restructure outstanding debt securities of developing countries' corporate issuers.

  CASH AND CASH EQUIVALENTS (ALL SERIES): The Series may invest a portion of their assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency. When unusual market conditions warrant, a Series may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code). When a Series invests for defensive purposes, it may affect the attainment of the Series' investment objective.

  Under the terms of an exemptive order issued by the SEC, each Series may invest cash (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of the Series to purchase securities or other assets at a later date; (iv) to be invested on a strategic management basis (i-iv is herein referred to as "Uninvested Cash"); and (v) collateral that it receives from the borrowers of its portfolio securities in connection with the Series' securities lending program, in a series of shares of Brinson Supplementary Trust (the "Supplementary Trust Series"). Brinson Supplementary Trust is a private investment company which has retained the Advisor to manage its investments. The Trustees of the Trust also serves as Trustees of the Brinson Supplementary Trust. The Supplementary Trust Series will invest in U.S. dollar denominated money market instruments having a dollar-weighted average maturity of 90 days or less. A Series' investment of Uninvested Cash in shares of the Supplementary Trust Series will not exceed 25% of the Series' total assets. In the event that the Advisor waives 100% of its investment advisory fee with respect to a Series, as calculated monthly, then that Series will be unable to invest in the Supplementary Trust Series until additional investment advisory fees are owed by the Series.

  ZERO COUPON SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND): Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and, therefore, are issued and traded at a discount from their value at maturity or par value. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, a Series investing in zero coupon securities will realize no cash until the cash payment date and, if the issuer defaults, a Series may obtain no return at all on its investment. The market price of zero coupon securities generally is more volatile than the market price of securities that pay interest periodically and are likely to be more responsive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities. For federal tax purposes, the Series will be required to include in income daily portions of original issue discount accrued and to distribute the same to shareholders annually, even if no payment is received before the distribution date.

  MORTGAGE- AND ASSET-BACKED SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND): Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by agencies or instrumentalities of the U.S. government. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, "private lenders").

Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

  Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather, they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

  The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, the rate of return on these securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline. As a result, if a Series purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Series purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by a Series at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

  WHEN-ISSUED SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND): The Series may purchase securities on a "when-issued" basis for payment and delivery at a later date. The price is generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to a Series. At the time of settlement, the market value of the security may be more or less than the purchase price. The Series will establish a segregated account consisting of cash, U.S. government securities, equity securities and/or investment and non-investment grade debt securities in accordance with SEC positions. The cash, U.S. government securities, equity securities, investment or non-investment grade debt securities and other assets held in any segregated account maintained by the Series with respect to any when-issued securities, options, futures, forward contracts or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (the assets held in a segregated account are referred to in this Prospectus as "Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.

  FOREIGN CURRENCY TRANSACTIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND AND NON-U.S. EQUITY FUND): The Series may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. The Series will convert currency on a spot basis from time to time and investors should be aware that changes in currency exchange rates and exchange control regulations may affect the costs of currency conversion.

  The Series may enter into forward contracts for hedging purposes as well as non-hedging purposes. For hedging purposes, a Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. A Series may also enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes in exchange rates.

  When a Series enters into forward contracts for non-hedging purposes, it will establish a segregated account with its custodian bank in which it will maintain Segregated Assets in accordance with SEC positions.

  At the maturity of a forward contract, a Series may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Series may realize a gain or loss from currency transactions.

  OPTIONS ON CURRENCIES (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND AND NON-U.S. EQUITY FUND): The Series also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the respective portfolio's exposure to changes in currency exchange rates. Call options on foreign currency written by a Series will be "covered," which means that the Series will own an equal amount of, or an offsetting position in, the underlying foreign currency. With respect to put options on foreign currency written by a Series, the Series will establish a segregated account with its custodian bank consisting of Segregated Assets in accordance with SEC positions.

  FUTURES CONTRACTS (ALL SERIES): The Series may enter into contracts for the future purchase or sale of securities and indices. The Global Funds and the Non-U.S. Equity Fund also may enter into contracts for the future purchase or sale of foreign currencies. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. A Series may enter into a futures contract to the extent that not more than 5% of its assets are required as futures contract margin deposits and its obligations relating to such futures transactions represent not more than 25% of the Series' assets.

  The Global Fund, Global Equity Fund, Global Bond Fund and Non-U.S. Equity Fund will enter into such futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges.

  OPTIONS (ALL SERIES): The Series may purchase and write put and call options on foreign or U.S. securities and indices and enter into related closing transactions. A Series' may use options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter and recognized foreign exchanges. It is the position of the U.S. Securities and Exchange Commission that over-the-counter options are illiquid. Accordingly, a Series will invest in such options only to the extent consistent with its 15% limit on investment in illiquid securities.

  REPURCHASE AGREEMENTS (ALL SERIES): The Series may enter into repurchase agreements with banks or broker-dealers. Repurchase agreements are considered under the Act to be collateralized loans by a Series to the seller secured by the securities transferred to the Series. Repurchase agreements under the Act will be fully collateralized by securities which the Series may invest in directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, the Series may experience delay or difficulty in recovering its cash. To the extent that, in the meantime, the value of the security purchased had decreased, the Series could experience a loss. No more than 15% of a Series' net assets will be invested in illiquid securities, including repurchase agreements which have a maturity of longer than seven days. The Series must treat each repurchase agreement as a security for tax diversification purposes and not as cash, a cash equivalent or as a receivable.

  BORROWING (ALL SERIES): Each Series is authorized, within specified limits, to borrow money as a temporary defensive measure for extraordinary purposes and to pledge its assets in connection with such borrowings.

  LOANS OF PORTFOLIO SECURITIES (ALL SERIES): Each Series may loan its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would become bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent factors by Brinson Partners, subject to overall supervision by the Board of Trustees, including the creditworthiness of the borrowing broker-dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by Brinson Partners.

  RULE 144A AND ILLIQUID SECURITIES (ALL SERIES): Each Series may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations that mature in more than seven days. Certain restricted securities that may be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933 may be determined to be liquid under guidelines adopted by the Trust's Board of Trustees.

  INVESTMENT COMPANY SECURITIES (GLOBAL FUND): The Trust has received an exemptive order (the "Exemptive Order") from the SEC which permits each Series to invest its assets in certain portfolios of Brinson Relationship Funds, another registered investment company advised by Brinson Partners. Currently, only the Global Fund intends to invest in the portfolios of Brinson Relationship Funds and only to the extent consistent with Brinson Partners' investment process of allocating assets to specific asset classes. The Global Fund will invest in the portfolios of Brinson Relationship Funds to obtain exposure to the following asset classes: (1) equity and fixed income securities of issuers located in emerging market countries ("Emerging Market Securities"); (2) equity securities issued by companies with relatively small overall market capitalizations ("Small Cap Securities"); and (3) high yield securities ("High Yield Securities"). The Global Fund will invest in corresponding portfolios of Brinson Relationship Funds only to the extent the Advisor determines that such investments are a more efficient means for the Global Fund to gain exposure to the asset classes identified above than by investing directly in individual securities. Thus, to gain exposure to Emerging Market Securities, the Global Fund will invest in the Brinson Emerging Markets Equity Fund and the Brinson Emerging Markets Debt Fund portfolios of Brinson Relationship Funds. To gain exposure to Small Cap Securities and High Yield Securities, the Global Fund will invest in the Brinson Post-Venture Fund and the Brinson High Yield Fund portfolios, respectively, of Brinson Relationship Funds. Each portfolio of Brinson Relationship Funds in which the Global Fund may invest is permitted to invest in the same securities of a particular asset class in which the Global Fund is permitted to invest directly, and with similar risks.

  RUSSIAN SECURITIES (GLOBAL FUND): The Series may invest in securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares of Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the Series could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the Series to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent the Series from investing in the securities of certain Russian companies deemed suitable by the Advisor and could cause a delay in the sale of Russian securities by the Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

  In light of the risks described above, the Board of Trustees of the Series has approved certain procedures concerning the Series' investments in Russian securities. Among these procedures is a requirement that the Series will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Series' sub-custodian containing certain protective conditions including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Series. This requirement will likely have the effect of precluding investments in certain Russian companies that the Series would otherwise make.

  For more detailed descriptions of these investment policies and techniques, please refer to the Statement of Additional Information, which is available without charge upon request by calling 1-800-794-7753.

[SWISSKEY FUNDS LOGO]
                                                           A P P L I C A T I O N
                                                              c/o Transfer
                                                              Agent
                                                              P.O. Box 2798,
                                                              Boston, MA
                                                              02208-2798
                                                              1-800-794-7753
LOGO

 1. ACCOUNT REGISTRATION

If you have another Fund account with the same registration and tax ID as this Account and would like to keep the same account number, please provide the
existing Account Number          Name of Fund                      .
[_] INDIVIDUAL ACCOUNT

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Name               Social Security Number
-----------------------------------------

[_] JOINT ACCOUNT

--------------------------------------------------------------------------------

Name               Social Security Number
-----------------------------------------
-----------------------------------------
Name               Social Security Number
-----------------------------------------

  (Joint Account will be Joint Account with rights of survivorship unless oth-erwise specified).
[_] CUSTODIAL ACCOUNT/GIFT TO MINOR

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         Minor's Name                                Custodian's Name
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Minor's Social Security Number                  Minor's State of Residence
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[_] TRUST, CORPORATION, PARTNERSHIP OR OTHER ENTITY
  (Please include a copy of the corporate resolution form)

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         Name of Legal Entity                            Taxpayer I.D. Number
------------------------------------------------------------------------------
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Name of Fiduciary (if to be included in
             registration)                              Date of Trust Document
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 2. MAILING ADDRESS

--------------------------------------------------------------------------------

             Street Address
---------------------------
---------------------------

City, State, Zip Code                      Daytime Phone
--------------------------------------------------------

 3. FUND INVESTMENT

Please make check payable to the appropriate Fund(s).
($1,000 minimum initial investment per Fund; $50 minimum additional investment per Fund)

------------------------------------------------------------------------------------------------
              FUND NAME         AMOUNT                     FUND NAME                      AMOUNT
------------------------------------------------------------------------------------------------
UBS Investment
 Fund--Global               $                  UBS Investment Fund--U.S. Balanced     $
------------------------------------------------------------------------------------------------
UBS Investment
 Fund--Global
 Equity                     $                  UBS Investment Fund--U.S. Equity       $
------------------------------------------------------------------------------------------------
UBS Investment
 Fund--Global
 Bond                       $                  UBS Investment Fund--U.S. Bond         $
------------------------------------------------------------------------------------------------
UBS Investment
 Fund--                                        UBS Investment Fund--U.S. Large
 Non-U.S. Equity            $                   Capitalization Equity                 $


 4. DISTRIBUTION OPTIONS

Check one--if no box is checked, all dividends and capital gains will be reinvested in additional shares of the Fund.

[_] Reinvest all dividends and capital gains
                                [_] Pay all dividends in cash and reinvest
                              capital gains
[_] Pay all capital gains in cash and reinvest dividends
                                [_] Pay all dividends and capital gains in
                              cash

 5. FUND INVESTMENT OPTIONS

This application confirms prior purchase made by [_] telephone or [_] wire.
The following account number was assigned                   (See accompanying
prospectus for telephone or wire instructions.)
Do you wish to be able to redeem shares by telephone?           [_] Yes  [_] No
Do you wish to be able to exchange shares between Funds by telephone?
                                                                [_] Yes  [_] No
Do you wish to be able to wire redemption proceeds to your bank account designated?
                                                                [_] Yes  [_] No
If no boxes are marked, you will not have the privileges specified.
FOR WIRE REDEMPTIONS, COMPLETE INFORMATION BELOW.
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                 Bank Name                                   Bank ABA#                  Your Shareholder Account Number
-----------------------------------------------------------------------------------------------------------------------

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            Bank Street Address                                     Bank City, State, Zip Code
----------------------------------------------------------------------------------------------

A VOIDED CHECK FROM THIS BANK ACCOUNT MUST BE ATTACHED TO THIS DOCUMENT.
NOTE: Be sure that your bank accepts wire transfers.

 6. AUTOMATIC INVESTMENT PLAN

[_] Automatic Investment Plan ($50 minimum) I (we) have read the description of the Automatic Investment Plan in the Prospectus. Please debit my account on the [_] 10th [_] 15th [_] 20th (choose one). (If no date is specified, your account will be debited the 20th of each month) ($1,000 minimum initial
investment) Fund:                      Monthly Dollar
Amount:
I agree that your rights with respect to such debit shall be the same as if it were a check drawn upon you and signed personally by me. This authority shall remain in effect until you receive written notice from me changing the terms or revoking it. I agree that you shall be fully protected in honoring any such debit. I further agree that if any debit be dishonored, whether with or without cause or whether intentionally or inadvertently, you shall be under no liability whatsoever.
I (we) understand that my automatic clearing house (ACH) debit will be dated on the day of each month indicated above. If that day falls on a day in which the NYSE is not open for business, the debit will occur on the next available business day. I (we) agree that if such debit is not honored, Chase Global Funds Services Company reserves the right to discontinue this service and any share purchase made upon such deposit will be cancelled. I (we) further agree that if the net asset value of shares purchased is less when said purchase is cancelled than when the purchase was made, Chase Global Funds Services Company shall be authorized to liquidate other shares or fractions thereof held in my
(our) account to make up the deficiency. This Automatic Investment Plan may be discontinued by Chase Global Funds Services Company upon 30 days written notice or at any time by the investor by written notice to Chase Global Funds Services Company which is received not later than 5 business days prior to the above designated investment date.

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                                    Signature(s)                                                 Date

A VOIDED CHECK FROM THIS BANK ACCOUNT MUST BE ATTACHED TO THIS DOCUMENT.

 7. SIGNATURE CERTIFICATION

This order is subject to acceptance by the Fund(s). Receipt of the current prospectus(es) is hereby acknowledged. I(we) am of legal age in my state of residence. I (we) agree that the UBS Investment Funds will not be liable for any loss or damage for acting in good faith upon instructions received by telephone and believed to be genuine. I (we) understand all telephone conversations with the UBS Investment Funds' representatives are tape-recorded so you can compare actions taken with original instructions should clarification be necessary and hereby consent to such recording. THE FOLLOWING IS REQUIRED BY FEDERAL TAX LAW TO AVOID 31% BACKUP WITHHOLDING: "BY SIGNING BELOW, I CERTIFY UNDER PENALTIES OF PERJURY THAT THE SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER ENTERED ABOVE IS CORRECT (OR I AM WAITING FOR A NUMBER TO BE ISSUED), AND THAT I HAVE NOT BEEN NOTIFIED BY THE IRS THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING UNLESS I HAVE CHECKED THE BOX." IF BASED ON THE FOREGOING YOU ARE SUBJECT TO BACKUP WITHHOLDING, CHECK BOX [_]

[_] U.S. CITIZEN      [_] RESIDENT ALIEN      [_] NONRESIDENT ALIEN, COUNTRY


THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION TO AVOID BACKUP WITHHOLDING.

--------------------------------------------------------------------------------------------------------
                 Signature of: [_] Owner [_] Trustee [_] Custodian                                  Date

-----------------------------------------------------------------------------------------------------
                         Signature of Joint Owner (if any)                                       Date

 8. FOR INVESTMENT DEALER INFORMATION ONLY

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                        Firm Name                                  Branch/Branch #
-------------------------------------------------------------------------------------------------------------

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                      Branch Address                                           City, State, Zip Code
----------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                     Representative #                         Representative's Last Name
-------------------------------------------------------------------------------------------------------------

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                                                     MAIL TO: UBS INVESTMENTS
                                                              c/o Transfer
                                                              Agent

                      IRA APPLICATION AND TRANSFER REQUEST
                                                              P.O. Box 2798,
                                                              Boston, MA
                                                              02208-2798
LOGO                                                          1-800-794-7753

 1. ACCOUNT REGISTRATION


--------------------------------------------------------------------------------

        Name                        Social Security Number
----------------------------------------------------------
----------------------------------------------------------
   Street Address                         Birth Date
----------------------------------------------------------
----------------------------------------------------------
City, State, Zip Code                   Daytime Phone
----------------------------------------------------------

 2. TYPE OF ACCOUNT


Check one as applicable

--------------------------------------------------------------------------------
    TYPE OF ACCOUNT
--------------------------------------------------------------------------------
 Regular IRA[_] $                [_] Current Year   [_] Prior Year
--------------------------------------------------------------------------------
 Spousal IRA[_] $                [_] Current Year   [_] Prior Year
--------------------------------------------------------------------------------
 Rollover IRA[_] $               Do not combine with Regular IRA
--------------------------------------------------------------------------------
 IRA Transfer[_] $               Complete IRA Transfer Information below
--------------------------------------------------------------------------------
 SEP IRA [_] $                   Include employer name and address
--------------------------------------------------------------------------------
 Roth IRA [_] $
--------------------------------------------------------------------------------
 Roth Conversion
 IRA[_] $
--------------------------------------------------------------------------------
 Employer Name
--------------------------------------------------------------------------------
 Employer Address


 3. IRA TRANSFER INFORMATION


--------------------------------------------------------------------------------
                     Name of Present Trustee/Custodian
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             City, State, Zip
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Investor's Name and Account Number
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Type of Account[_] Individual[_] Spousal[_] Rollover or
 Transfer[_] SEP
--------------------------------------------------------------------------------
 Type of Assets[_] Mutual Fund[_] Money Market[_] CD - [_] immediately [_] at maturity [_] Securities


 4. DIVIDEND DISTRIBUTIONS


All dividends and capital gains are reinvested.

 5. FUND INVESTMENT

Please make check payable to UBS Investment Funds

-------------------------------------------------------------------------------
     FUND NAME             AMOUNT            FUND NAME             AMOUNT
-------------------------------------------------------------------------------
 UBS Investment Fund--Global
                      $                   UBS Investment Fund--U.S.
                                           Balanced           $
-------------------------------------------------------------------------------
 UBS Investment Fund--Global              UBS Investment Fund--U.S.
  Equity              $                    Equity             $
-------------------------------------------------------------------------------
 UBS Investment Fund--Global              UBS Investment Fund--U.S.
  Bond                $                    Bond               $
-------------------------------------------------------------------------------
 UBS Investment Fund--Non-U.S.            UBS Investment Fund--U.S.
  Equity              $                    Large Capitalization Equity
                                                              $

 6. BENEFICIARY DESIGNATION

PRIMARY BENEFICIARY

-------------------------------------------------------------------------------

        Name                        Social Security Number
----------------------------------------------------------
----------------------------------------------------------
   Street Address                         Birth Date
----------------------------------------------------------
----------------------------------------------------------
City, State, Zip Code                    Relationship
----------------------------------------------------------

SECONDARY BENEFICIARY

-------------------------------------------------------------------------------

        Name                        Social Security Number
----------------------------------------------------------
----------------------------------------------------------
   Street Address                         Birth Date
----------------------------------------------------------
----------------------------------------------------------
City, State, Zip Code                    Relationship
----------------------------------------------------------

Any married resident of a "community property" or "marital property" state, which classifies this IRA under state law as community or marital property, who designates a beneficiary or beneficiaries other than his or her spouse to receive more than half of the account balance, must obtain the consent of his or her spouse to such beneficiary designation. The spouse's signature below shall serve as evidence of consent.

I hereby give the account holder any interest I may have in the funds deposited in this account and consent to the beneficiary designation(s) indicated above. I assume full responsibility for any adverse consequences that may result.

-------------------------------------------------------------------------------

----------------------------------------------
Spouse's Signature                        Date

-------------------------------------------------------------------------------
 7. SIGNATURE CERTIFICATION

I hereby adopt UBS Investment Funds Individual Retirement Custodial Account Agreement appointing Chase Manhattan Bank as custodian. I have received, read and understood the Individual Retirement Custodial Account Agreement and Disclosure Statement and the Prospectus for The UBS Investment Funds, under this Agreement.

I certify under penalties of perjury that the social security number entered above is correct and that I have not been notified by the IRS that I am subject to backup withholding unless I have checked this box [_].

-------------------------------------------------------------------------------

-------------------------------------
Signature                        Date

-------------------------------------------------------------------------------
 8. FOR INVESTMENT DEALER INFORMATION ONLY

                        Firm Name                                  Branch/Branch #
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                      Branch Address                                           City, State, Zip Code
----------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                     Representative #                         Representative's Last Name
-------------------------------------------------------------------------------------------------------------

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                             [SWISSKEY FUNDS LOGO]

                        For Additional Information about
                          UBS Investment Funds, call:
                                 1-800-794-7753

                             [SWISSKEY FUNDS LOGO]


                                   PROSPECTUS
                               September 15, 1998

             UBS INVESTMENT FUND--GLOBAL
             UBS INVESTMENT FUND--GLOBAL EQUITY
             UBS INVESTMENT FUND--GLOBAL BOND
             UBS INVESTMENT FUND--U.S. BALANCED
             UBS INVESTMENT FUND--U.S. EQUITY
             UBS INVESTMENT FUND--U.S. LARGE CAPITALIZATION EQUITY UBS INVESTMENT FUND--U.S. BOND
             UBS INVESTMENT FUND--NON-U.S. EQUITY

                               THE BRINSON FUNDS


                            [LOGO OF BRINSON FUNDS]



             GLOBAL FUND                         U.S. EQUITY FUND
          GLOBAL EQUITY FUND          U.S. LARGE CAPITALIZATION EQUITY FUND
           GLOBAL BOND FUND                       U.S. BOND FUND
          U.S. BALANCED FUND                   NON-U.S. EQUITY FUND


                      STATEMENT OF ADDITIONAL INFORMATION

                              September 15, 1998

The Brinson Funds (the "Trust") currently offers eight separate series, each with its own investment objective and policies. The Trust also offers three classes of shares for each series - the Brinson Fund-Class I, the Brinson Fund-Class N and the UBS Investment Funds class. Information concerning the Brinson Fund-Class I of each series is included in a separate Prospectus dated September 15, 1998. Information concerning the Brinson Fund-Class N of each series is included in a separate Prospectus dated September 15, 1998. Information concerning the UBS Investment Funds class of shares of each series is included in a separate Prospectus for the UBS Investment Funds dated September 15, 1998. This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the current Prospectuses of the Trust. Much of the information contained herein expands upon subjects discussed in the Prospectuses. No investment in shares should be made without first reading the applicable Prospectus. A copy of each Prospectus may be obtained without charge from the Trust at the addresses and telephone numbers below.

UNDERWRITER:                                                            ADVISOR:

Funds Distributor, Inc.                                   Brinson Partners, Inc.
60 State Street                                         209 South LaSalle Street
Suite 1300                                               Chicago, IL  60604-1295
Boston, MA  02109                       1-800-448-2430 (Brinson Fund-Class I and
1-800-448-2430 (Brinson Fund-Class I                       Brinson Fund-Class N)
and Brinson Fund-Class N)            1-800-794-7753 (UBS Investment Funds class)
1-800-794-7753 (UBS Investment Funds class)

                        TABLE OF CONTENTS

                                                                                                     PAGE
                                                                                                     ----
THE BRINSON FUNDS..................................................................................    4
INVESTMENT STRATEGIES..............................................................................    4
INVESTMENTS RELATING TO ALL FUNDS..................................................................    4
    Repurchase Agreements..........................................................................    4
    Reverse Repurchase Agreements..................................................................    5
    Borrowing......................................................................................    5
    Loans of Portfolio Securities..................................................................    5
    Swaps..........................................................................................    5
    Futures........................................................................................    6
    Options........................................................................................    7
    Index Options..................................................................................    9
    Special Risks of Options on Indices............................................................    9
    Rule 144A Securities...........................................................................   10
    Other Investments..............................................................................   10
INVESTMENTS RELATING TO THE GLOBAL FUNDS AND THE NON-U.S. EQUITY FUND..............................   10
    Foreign Securities.............................................................................   10
    Forward Foreign Currency Contracts.............................................................   11
    Options on Foreign Currencies..................................................................   11
INVESTMENTS RELATING TO THE GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND...   12
     Lower Rated Debt Securities...................................................................   12
     Convertible Securities........................................................................   13
     When-Issued Securities........................................................................   13
     Mortgage-Backed Securities and Mortgage Pass-Through Securities...............................   13
     Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage
          Investment Conduits ("REMICs")...........................................................   15
     Other Mortgage-Backed Securities..............................................................   16
     Asset-Backed Securities.......................................................................   16
     Zero Coupon and Delayed Interest Securities...................................................   17
INVESTMENTS RELATING TO THE GLOBAL FUND............................................................   18
     Emerging Markets Investments..................................................................   18
     Risks of Investing in Emerging Markets........................................................   19
     Investments in Affiliated Investment Companies................................................   20
INVESTMENT RESTRICTIONS............................................................................   21
MANAGEMENT OF THE TRUST............................................................................   23
     Trustees and Officers.........................................................................   23
     Compensation Table............................................................................   24
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES................................................   25
INVESTMENT ADVISORY AND OTHER SERVICES.............................................................   28
    Advisor........................................................................................   28
    Administrator..................................................................................   30
    Underwriter....................................................................................   32
    Distribution Plan..............................................................................   33
    Code of Ethics.................................................................................   33
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS...................................................   34
    Portfolio Turnover.............................................................................   35
SHARES OF BENEFICIAL INTEREST......................................................................   35
PURCHASES..........................................................................................   36
    Exchanges of Shares............................................................................   36
    Net Asset Value................................................................................   36
REDEMPTIONS........................................................................................   37
    Taxation.......................................................................................   38

PERFORMANCE CALCULATIONS.....................................................................  41
   Total Return..............................................................................  41
   Yield.....................................................................................  43
FINANCIAL STATEMENTS.........................................................................  43
CORPORATE DEBT RATINGS --- APPENDIX A........................................................  44

THE BRINSON FUNDS


The Brinson Funds (the "Trust"), 209 South LaSalle Street, Chicago, Illinois 60604-1295, is an open-end management investment company which currently offers shares of eight series representing separate portfolios of investments: Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund (collectively referred to as the "Series" or the "Funds," or individually as a "Series" or a "Fund"). The Global Fund, Global Equity Fund and Global Bond Fund are referred to herein collectively as the "Global Funds" or individually as the "Global Fund" and the U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Fund and U.S. Bond Fund are referred to herein as the "U.S. Funds." The Trust currently offers three classes of shares for each Series: the Brinson Fund-Class I, Brinson Fund-Class N and UBS Investment Funds class of shares. The Brinson Fund-Class I shares of each Series, which are designed primarily for institutional investors, have no sales charges and are not subject to annual 12b-1 plan expenses. The Brinson Fund-Class N shares, which are available exclusively to 401(k) participants, have no sales charges, but are subject to annual 12b-1 plan expenses of 0.25% of average daily net assets of the respective Series. The UBS Investment Funds class of shares of each Series have no sales charges, but are subject to annual 12b-1 expenses of up to a maximum of 0.90% of average daily net assets of the respective Series.

INVESTMENT STRATEGIES

The following discussion of investment techniques and instruments supplements and should be read in conjunction with the investment objectives and policies set forth in the Prospectuses of the Funds. The investment practices described below, except for the discussion of percentage limitations with respect to portfolio loan transactions and borrowing, are not fundamental and may be changed by the Board of Trustees without the approval of the shareholders.

INVESTMENTS RELATING TO ALL FUNDS

The following discussion applies to all Series.

REPURCHASE AGREEMENTS
---------------------

When a Series enters into a repurchase agreement, it purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. A Series may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Series, would exceed 15% of the value of the net assets of the Series.

In the event of bankruptcy or other default by the seller of the security under a repurchase agreement, a Series may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In such event, instead of the contractual fixed rate of return, the rate of return to a Series would be dependent upon intervening fluctuations of the market value of the underlying security and the accrued interest on the security. Although a Series would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform, the ability of a Series to recover damages from a seller in bankruptcy or otherwise in default would be reduced.

Repurchase agreements are securities for purposes of the tax diversification requirements that must be met for pass-through treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, each Series will limit the value of its repurchase agreements on each of the quarterly testing dates to ensure compliance with Subchapter M of the Code.

REVERSE REPURCHASE AGREEMENTS
-----------------------------

Reverse repurchase agreements involve sales of portfolio securities of a Series to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Series to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. A Series retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase transaction, a Series will direct its custodian bank to place cash, U.S. government securities, equity securities and/or investment and non-investment grade debt securities in a segregated account of the Series in an amount equal to the repurchase price. Any assets held in any segregated accounts maintained by a Series with respect to any reverse repurchase agreements, when-issued securities, options, futures, forward contracts or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (any such assets held in a segregated account are referred to in this Statement of Additional Information as "Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent positions of the U.S. Securities and Exchange Commission (the "SEC").

A reverse repurchase agreement involves the risk that the market value of the securities retained by a Series may decline below the price of the securities the Series has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Series' use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Series' obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Series and as such, are subject to the same investment limitations.

BORROWING
---------

The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. A Series will not borrow money in excess of 33 1/3% of the value of its total assets. A Series has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, a Series shall, within three days thereafter (not including Sundays or holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. A Series will not pledge more than 10% of its net assets, or issue senior securities as defined in the Investment Company Act of 1940, as amended (the "Act"), except for notes to banks and reverse repurchase agreements. Investment securities will not be purchased while a Series has an outstanding borrowing that exceeds 5% of a Series' net assets.

LOANS OF PORTFOLIO SECURITIES
-----------------------------

The Series may lend portfolio securities to qualified broker-dealers and financial institutions provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) a Series may call the loan at any time and receive the securities loaned; (3) a Series will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund, respectively.

Collateral will consist of U.S. and non-U.S. securities, cash equivalents or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, a Series will only enter into portfolio loans after a review of all pertinent factors by Brinson Partners, Inc. ("Brinson Partners" or the "Advisor") under the supervision of the Board of Trustees, including the creditworthiness of the borrower. Creditworthiness will be monitored on an ongoing basis by the Advisor.

SWAPS
-----

The Series (except for the Global Equity Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund and Non-U.S. Equity Fund) may engage in swaps, including but not limited to interest rate, currency and index swaps and the purchase or sale of related caps, floors, collars and other derivative instruments. The Series expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Series anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If Brinson Partners is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Series will be less favorable than it would have been if this investment technique was never used. Thus, if the other party to a swap defaults, a Series' risk of loss consists of the net amount of interest payments that the Series is contractually entitled to receive. Under Internal Revenue Service rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract.

FUTURES
-------

The Series may enter into contracts for the purchase or sale for future delivery of securities. The Global Funds and the Non-U.S. Equity Fund may also enter into contracts for the purchase or sale for future delivery of foreign currencies.

A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to a Series of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, a Series incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month. A Series may enter into futures contracts and engage in options transactions related thereto to the extent that not more than 5% of the Series' assets are required as futures contract margin deposits and premiums on options, and may engage in such transactions to the extent that obligations relating to such futures and related options on futures transactions represent not more than 25% of a Series' assets.

When a Series enters into a futures transaction, it must deliver to the futures commission merchant selected by a Series an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in a segregated account at the custodian bank. Thereafter, a "variation margin" may be paid by the Series to, or drawn by the Series from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.

The Series will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges. In addition, all of the Series except the Global Bond Fund and U.S. Bond Fund may sell stock index futures in anticipation of or during a market decline to attempt to offset the decrease in market value of their common stocks that might otherwise result; and they may purchase such contracts in order to offset increases in the cost of common stocks that they intend to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

The Series may enter into futures contracts to protect against the adverse affects of fluctuations in security prices, interest or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, a Series might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Series. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Series would increase at approximately the same rate, thereby keeping the net asset value of the Series from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Series could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Series could then buy debt securities on the cash market.

To the extent that market prices move in an unexpected direction, a Series may not achieve the anticipated benefits of futures contracts or may realize a loss. For example, if a Series is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Series would lose part or all of the benefit of the increased value which it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Series had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Series may be required to sell securities at a time when it may be disadvantageous to do so.

OPTIONS
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The Series may purchase and write call or put options on securities but will only engage in option strategies for non-speculative purposes.

The U.S. Funds may invest in options that are listed on U.S. exchanges or traded over-the-counter and the Global Funds and the Non-U.S. Equity Fund may invest in options that are either listed on U.S. or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Series' ability to effectively hedge its securities. The Series have been notified by the SEC that it considers over-the-counter options to be illiquid. Accordingly, a Series will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.

PURCHASING CALL OPTIONS - The Series may purchase call options on securities to the extent that premiums paid by a Series do not aggregate more than 20% of the Series' total assets. When a Series purchases a call option, in return for a premium paid by the Series to the writer of the option, the Series obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Series may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions.

A Series may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Series will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Series will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Series will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Series would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Series may expire without any value to the Series, in which event the Series would realize a capital loss which will be short-term unless the option was held for more than one year.

COVERED CALL WRITING - A Series may write covered call options from time to time on such portions of its portfolio, without limit, as Brinson Partners determines is appropriate in seeking to achieve the Series' investment objective. The advantage to a Series of writing covered calls is that the Series receives a premium which is additional income. However, if the security rises in value, the Series may not fully participate in the market appreciation.

During the option period for a covered call option, the writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Series, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Series to write another call option on the underlying security with either a different exercise price or expiration date or both. A Series may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, the Series will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

The Series will write call options only on a covered basis, which means that a Series will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, a Series would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

PURCHASING PUT OPTIONS - The Series may only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of a Series' total assets. A Series will, at all times during which it holds a put option, own the security covered by such option. With regard to the writing of put options, each Series will limit the aggregate value of the obligations underlying such put options to 50% of its total net assets. The purchase of the put on substantially identical securities held will constitute a short sale for tax purposes, the effect of which is to create short-term capital gain on the sale of the security and to suspend running of its holding period (and treat it as commencing on the date of the closing of the short sale) or that of a security acquired to cover the same if, at the time the put was acquired, the security had not been held for more than one year.

A put option purchased by a Series gives it the right to sell one of its securities for an agreed price up to an agreed date. The Series intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Series to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, a Series will lose the value of the premium paid. A Series may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

The Series may sell a put option purchased on individual portfolio securities. Additionally, the Series may enter into closing sale transactions. A closing sale transaction is one in which a Series, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

WRITING PUT OPTIONS - The Series may also write put options on a secured basis which means that a Series will maintain in a segregated account with its custodian Segregated Assets in an amount not less than the exercise price of the option at all times during the option period. The amount of Segregated Assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Series. Secured put options will generally be written in circumstances where Brinson Partners wishes to purchase the underlying security for a Series' portfolio at a price lower than the current market price of the security. In such event, a Series would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

Following the writing of a put option, a Series may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Series may not, however, effect such a closing transaction after it has been notified of the exercise of the option.


INDEX OPTIONS

The Series may purchase exchange-listed call options on stock and fixed income indices depending upon whether a Series is an equity or bond series and sell such options in closing sale transactions for hedging purposes. A Series may purchase call options on broad market indices to temporarily achieve market exposure when the Series is not fully invested. A Series may also purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry.

In addition, the Series may purchase put options on stock and fixed income indices and sell such options in closing sale transactions for hedging purposes. A Series may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect a Series from a decline in value of heavily weighted industries in the Series' portfolio. Put options on stock and fixed income indices may also be used to protect a Series' investments in the case of a major redemption.

The Series may also write (sell) put and call options on stock and fixed income indices. While the option is open, a Series will maintain a segregated account with its custodian in an amount equal to the market value of the option.

Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The indices on which options are traded include both U.S. and non-U.S. markets.

SPECIAL RISKS OF OPTIONS ON INDICES
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The Series' purchases of options on indices will subject them to the risks described below.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Series will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Series of options on indices is subject to Brinson Partners' ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, a Series would not be able to close out options which it had purchased and the Series may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

If a Series holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Series may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

RULE 144A SECURITIES
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The Series may invest in securities that are exempt under Rule 144A from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"). Those securities purchased under Rule 144A are traded among qualified institutional investors.

The Board of Trustees of the Trust has instructed Brinson Partners to consider the following factors in determining the liquidity of a security purchased under Rule 144A: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Although having delegated the day-to-day functions, the Board of Trustees will continue to monitor and periodically review the Advisor's selection of Rule 144A securities, as well as the Advisor's determinations as to their liquidity. Investing in securities under Rule 144A could have the effect of increasing the level of a Series' illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, however, the Board of Trustees and Brinson Partners will continue to monitor the liquidity of that security to ensure that each Series has no more than 15% of its total assets in illiquid securities.


The Series will limit investments in securities of issuers which the Series are restricted from selling to the public without registration under the 1933 Act to no more than 15% of the Series' total assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant a policy and procedures adopted by the Trust's Board of Trustees which includes continuing oversight by the Board of Trustees.

If Brinson Partners determines that a security purchased in reliance on Rule 144A which was previously determined to be liquid, is no longer liquid and, as a result, the Series' holdings of illiquid securities exceed the Series' 15% limit on investment in such securities, Brinson Partners will determine what action shall be taken to ensure that the Series continue to adhere to such limitation, including disposing of illiquid assets which may include such Rule 144A securities.

OTHER INVESTMENTS
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The Board of Trustees may, in the future, authorize a Series to invest in securities other than those listed in this Statement of Additional Information and in the Prospectuses, provided such investment would be consistent with that Series' investment objective and that it would not violate any fundamental investment policies or restrictions applicable to that Series.

INVESTMENTS RELATING TO THE GLOBAL FUNDS AND THE NON-U.S. EQUITY FUND

The following discussion of strategies, techniques and policies applies only to the Global Fund, Global Equity Fund, Global Bond Fund and the Non-U.S. Equity Fund.

FOREIGN SECURITIES
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Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Series' Prospectuses, which are not typically associated with investing in U.S. issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Series may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Series will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The investment policies of the Series permit them to enter into forward foreign currency exchange contracts, futures, options and interest rate swaps (in the case of the Global Funds) in order to hedge portfolio holdings and commitments against changes in the level of future currency rates.

There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by the Series. Payment of an interest equalization tax, if imposed, would reduce the Series' rates of return on investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the Series by U.S. corporations. The Series' ability to "pass through" the foreign taxes paid for tax credit or deduction purposes will be determined by the composition of the Series' portfolios. More than 50% of a Series must be invested in stock or securities of foreign corporations for "pass through" to be possible in the first instance. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in the Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract and similar financial instruments other than any "regulated futures contract" or "non-equity option" which would be marked-to-market under the rules of Section 1256 of the Code if held at the end of the tax year. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to these special currency rules. If subject, they are or would be treated as sold for their fair market value at year-end under the marked-to-market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally a taxable gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts the Series may make or enter into will be subject to the special currency rules described above.

FORWARD FOREIGN CURRENCY CONTRACTS
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The Series may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Series will account for forward contracts by marking-to-market each day at current forward contract values.

A Series will only enter into forward contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Series enters into a forward contract to sell an amount of foreign currency, the Series' custodian or sub-custodian will place Segregated Assets in a segregated account of the Series in an amount not less than the value of the Series' total assets committed to the consummation of such forward contracts. If the additional Segregated Assets placed in the segregated account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series' commitments with respect to such contracts.

OPTIONS ON FOREIGN CURRENCIES
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The Series also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Series' exposure to changes in currency exchange rates. The Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the dollar price of the currency does decline, a Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the dollar price of such securities, the Series may purchase call options on such currency.

The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Series to be derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Series may write options on foreign currencies for the same types of hedging purposes. For example, where a Series anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Series also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

The Series may write covered call options on foreign currencies. A call option written on a foreign currency by a Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Series has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in Segregated Assets in a segregated account with its custodian bank.

With respect to writing put options, at the time the put is written, a Series will establish a segregated account with its custodian bank consisting of Segregated Assets in an amount equal in value to the amount the Series will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the Series has purchased a closing put of the same series as the one previously written.

INVESTMENTS RELATING TO THE GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND

The following discussion applies to the Global Fund, Global Bond Fund, U.S. Balanced Fund and U.S. Bond Fund.

LOWER RATED DEBT SECURITIES
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Fixed income securities rated lower than Baa by Moody's Investors Services, Inc. or BBB by Standard & Poor's Ratings Group are considered to be of poor standing and predominantly speculative. Such securities ("lower rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower rated securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

In the past, the high yields from lower rated securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Series from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on lower rated securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

The value of lower-rated securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

Especially at such times, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower rated securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of lower rated securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower rated securities prices may become more volatile.

Besides credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding lower rated securities. A description of various corporate debt ratings appears in Appendix A to this Statement of Additional Information.

CONVERTIBLE SECURITIES
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The Series may invest in convertible securities which generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claim on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

WHEN-ISSUED SECURITIES
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The Series may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that a Series will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Series makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or forward delivery securities may be more or less than the purchase price. The Advisor does not believe that a Series' net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. The Series will establish a segregated account in which it will maintain Segregated Assets equal in value to commitments for when-issued or forward delivery securities.

MORTGAGE-BACKED SECURITIES AND MORTGAGE PASS-THROUGH SECURITIES
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The Series may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Series may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations") and in other types of mortgage-related securities.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA") is backed by GNMA and the full faith and credit of the U.S. government. These guarantees, however, do not apply to the market value of Series shares. Also, securities issued by GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than GNMA are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Bank are supported by the issuer's right to borrow from the U.S. Treasury, while others such as those issued by the Federal National Mortgage Association ("FNMA"), are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. The Series may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Series to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Series, the prepayment right of mortgagors may limit the increase in net asset value of the Series because the value of the mortgage-backed securities held by the Series may not appreciate as rapidly as the price of noncallable debt securities.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Series to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Series, the prepayment right will tend to limit to some degree the increase in net asset value of the Series because the value of the mortgage-backed securities held by the Series may not appreciate as rapidly as the price of noncallable debt securities.

For federal tax purposes other than diversification under Subchapter M, mortgage backed securities are not considered to be separate securities but rather "grantor trusts" conveying to the holder an individual interest in each of the mortgages constituting the pool.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-backed securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

Any discount enjoyed on the purchases of a pass-through type mortgage-backed security will likely constitute market discount. As a Series receives principal payments, it will be required to treat as ordinary income an amount equal to the lesser of the amount of the payment or the "accrued market discount." Market discount is to be accrued either under a constant rate method or a proportional method. Pass-through type mortgage-backed securities purchased at a premium to face will be subject to a similar rule requiring recognition of an offset to ordinary interest income, an amount of premium attributable to the receipt of principal. The amount of premium recovered is to be determined using a method similar to that in place for market discount. A Series may elect to accrue market discount or amortize premium notwithstanding the amount of principal received but such election will apply to all bonds held and thereafter acquired unless permission is granted by the Commissioner of the Internal Revenue Service to change such method.

The principal governmental guarantor of mortgage-related securities is GNMA, which is a wholly-owned U. S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages which are insured by the Federal Housing Authority or guaranteed by the Veterans Administration. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Series shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and should be viewed as an economic offset to interest to be earned. If prepayments occur, less interest will be earned and the value of the premium paid will be lost.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation of the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government.

FHLMC is a corporate instrumentality of the U.S. government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Series' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Series' quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND REAL ESTATE MORTGAGE INVESTMENT
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CONDUITS ("REMICS")
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A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA and their income streams. Privately-issued CMOs tend to be more sensitive to interest rates than Government-issued CMOs.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series
Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

Most if not all newly-issued debt securities backed by pools of real estate mortgages will be issued as regular and residual interests in REMICs because, as of January 1, 1992, new CMOs which do not make REMIC elections will be treated as "taxable mortgage pools," a wholly undesirable tax result. Under certain transition rules, CMOs in existence on December 31, 1991 are unaffected by this change. The Series will purchase only regular interests in REMICs. REMIC regular interests are treated as debt of the REMIC and income/discount thereon must be accounted for on the "catch-up method," using a reasonable prepayment assumption under the original issue discount rules of the Code.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately-issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. Such instruments also tend to be more sensitive to interest rates than U.S. government-issued CMOs. The Series will not invest in subordinated privately-issued CMOs. For federal income tax purposes, the Series will be required to accrue income on CMOs and REMIC regular interests using the "catch-up" method, with an aggregate prepayment assumption.

OTHER MORTGAGE-BACKED SECURITIES
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The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Series' investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities. The Advisor will not purchase any such other mortgage-backed securities until the Series' Prospectuses and this Statement of Additional Information have been supplemented.

ASSET-BACKED SECURITIES
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The Series may invest a portion of its assets in debt obligations known as "asset-backed securities." Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases).

Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide that the Series pay the debt service on the debt obligations issued. The Series may invest in these and other types of asset-backed securities that may be developed in the future.

The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Such asset-backed securities are subject to the same prepayment risks as mortgage-backed securities. For federal income tax purposes, the Series will be required to accrue income on pay-through asset-backed securities using the "catch-up" method, with an aggregate prepayment assumption.

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass-through certificates" or "collateralized obligations."

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payment, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

ZERO COUPON AND DELAYED INTEREST SECURITIES
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The Series may invest in zero coupon or delayed interest securities which pay no cash income until maturity or a specified date when the securities begin paying current interest (the "cash payment date") and are sold at substantial discounts from their value at maturity. When held to maturity or cash payment date, the entire income of such securities, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity or cash payment date. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit qualities that pay interest periodically. Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on such security (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holder receives no cash payments of interest during the year. The Series will be required to distribute such income to shareholders to comply with Subchapter M of the Code and avoid excise taxes, even though the Series have not received any cash from the issue.

Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities has stated that for federal tax and securities purposes, in its opinion, purchasers of such certificates, such as the Series, most likely will be deemed the beneficial holder of the underlying U.S. government securities. The Series understand that the staff of the SEC no longer considers such privately stripped obligations to be U.S. government securities, as defined in the Act; therefore, the Series intends to adhere to this staff position and will not treat such privately stripped obligations to be U.S. government securities for the purpose of determining if the Series is "diversified," or for any other purpose, under the Act.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the U.S. Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Series will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount for tax purposes.

INVESTMENTS RELATING TO THE GLOBAL FUND

EMERGING MARKETS INVESTMENTS (Global Fund only).
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The Series may invest up to 10% of its assets in equity and debt securities of emerging market issuers, or securities with respect to which the return is derived from the equity or debt securities of issuers in emerging markets. The Series may invest in equity securities of issuers in emerging markets, or securities with respect to which the return is derived from the equity securities of issuers in emerging markets. The Series also may invest in fixed income securities of emerging market issuers, including government and government-related entities (including participation in loans between governments and financial institutions), and of entities organized to restructure outstanding debt of such issuers. The Series also may invest in debt securities of corporate issuers in developing countries.

The Series' investments in emerging market government and government-related securities may consist of (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging countries (including participation in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging countries and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above.

The Series' investments in the fixed income securities of emerging market issuers may include investments in Brady Bonds, Structured Securities, Loan Participation and Assignments (as such capitalized terms are defined below), and certain non-publicly traded securities.

Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

Structured Securities are issued by entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments.

The Series may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). The Series' investments in Loans are expected in most instances to be in the form of a participation in loans ("Participation") and assignments of all or a portion of Loans ("Assignments") from third parties. The Series will have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.

When a Series purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Series as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

The Series also may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities and limited partnerships. Investing in such unlisted emerging market equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.

The Series' investments in emerging market securities will at all times be limited by the Series' prohibition on investing more than 15% of its net assets in illiquid securities.

RISKS OF INVESTING IN EMERGING MARKETS
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Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Series may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a governmental issuer to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental issuer may default on its obligations. If such a default occurs, the Series may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting country itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

The issuers of the government and government-related debt securities in which the Series expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related debt securities in which the Series may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Payments to holders of the high yield, high risk, foreign debt securities in which the Series may invest may be subject to foreign withholding and other taxes. Although the holders of foreign government and government-related debt securities may be entitled to tax gross-up payments from the issuers of such instruments, there is no assurance that such payments will be made.

INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
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The Series may invest in securities issued by other registered investment companies advised by Brinson Partners pursuant to exemptive relief granted by the SEC. Currently, the Global Fund is the only Series of the Trust that intends to invest in portfolios of Brinson Relationship Funds, another investment company which is advised by Brinson Partners, and only to the extent consistent with the Advisor's investment process of allocating assets to specific asset classes. The Global Fund will invest in corresponding portfolios of Brinson Relationship Funds only to the extent that the Advisor determines that such investments are a more efficient means for the Global Fund to gain exposure to the asset classes referred to below than by investing directly in individual securities.

To gain exposure to equity and fixed income securities of issuers located in emerging market countries, the Global Fund may invest that portion of its assets allocated to emerging markets investments in the Brinson Emerging Markets Equity Fund portfolio and the Brinson Emerging Markets Debt Fund portfolio of Brinson Relationship Funds. The investment objective of the Brinson Emerging Markets Equity Fund and the Brinson Emerging Markets Debt Fund is to maximize total U.S. dollar return, consisting of capital appreciation and current income, while controlling risk. Under normal circumstances, at least 65% of the total assets of the Brinson Emerging Markets Equity Fund is invested in the equity securities of issuers in emerging markets or securities with respect to which the return is derived from the equity securities of issuers in emerging markets. At least 65% of the total assets of the Brinson Emerging Markets Debt Fund is invested in the debt securities issued by governments, government-related entities (including participations in loans between governments and financial institutions), corporations and entities organized to restructure outstanding debt of issuers in emerging markets, or debt securities the return on which is derived primarily from other emerging markets instruments. The Brinson Emerging Markets Equity Fund and Brinson Emerging Markets Debt Fund are permitted to invest in the same types of securities as the Global Fund may invest in directly.

In lieu of investing directly in certain high yield, higher risk securities, the Global Fund may invest a portion of its assets in the Brinson High Yield Fund portfolio (the "High Yield Fund") of Brinson Relationship Funds. The investment objective of the High Yield Fund is to maximize total U.S. dollar return, consisting of capital appreciation and current income, while controlling risk. The High Yield Fund maintains a high yield portfolio and as such, at least 65% of its assets are invested in high yield securities. The Global Fund currently intends to limit its investment in non-investment grade debt securities to no more than 5% of its net assets. Any investment in the High Yield Fund will be considered within this limitation.

In lieu of investing directly in equity securities issued by companies with relatively small overall market capitalizations, the Global Fund may invest a portion of its assets in the Brinson Post-Venture Fund portfolio (the "Post-Venture Fund") of Brinson Relationship Funds. The investment objective of the Post-Venture Fund is to maximize total U.S. dollar return, consisting of capital appreciation and current income, while controlling risk. The Post-Venture Fund invests primarily in publicly- traded companies representing the lower 5% of the Wilshire 5000 Index, and, as such, at least 65% of its assets are invested in small capitalization equity securities.

Each portfolio of Brinson Relationship Funds in which the Global Fund may invest is permitted to invest in the same securities of a particular asset class in which the Global Fund is permitted to invest directly, and with similar risks. Pursuant to undertakings with the SEC, the Global Fund will not be subject to the imposition of double management or administration fees with respect to its investments in Brinson Relationship Funds.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental policies and may not be changed as to a Series, without the approval of a majority of the outstanding voting securities (as defined in the Act) of the Series. Unless otherwise indicated, all percentage limitations listed below apply to the Series only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Series' total assets will not be considered a violation.

Except as set forth under "Investment Objectives and Policies" and "Investment Considerations and Risks" in each Prospectus, or "Investment Strategies" in this Statement of Additional Information, each Series may not:

      (i) As to 75% of the total assets of each Series, purchase the securities of any one issuer, other than securities issued by the U.S. government or its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the total assets of a Series would be invested in securities of such issuer (this does not apply to the Global Bond Fund or the U.S. Large Capitalization Equity Fund);

     (ii) Invest in real estate or interests in real estate (this will not prevent a Series from investing in publicly-held real estate investment trusts or marketable securities of companies which may represent indirect interests in real estate), interests in oil, gas and/or mineral exploration or development programs or leases;

     (iii) Purchase or sell commodities or commodity contracts, but may enter into futures contracts and options thereon in accordance with its Prospectus. Additionally, each Series may engage in forward foreign currency contracts for hedging and non-hedging purposes;

     (iv) Make investments in securities for the purpose of exercising control over or management of the issuer;

     (v) Purchase the securities of any one issuer if, immediately after such purchase, a Series would own more than 10% of the outstanding voting securities of such issuer;

     (vi) Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by a Series for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin;

     (vii) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed or privately placed debt securities, (b) the lending of portfolio securities, or (c) entry into repurchase agreements with banks or broker-dealers;

     (viii) Borrow money in excess of 33 1/3% of the value of its assets except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions or issue senior securities. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Series' assets, asset coverage of at least 300% is required. A Series will not purchase securities when borrowings exceed 5% of that Series' total assets;

     (ix) Purchase the securities of issuers conducting their principal business activities in the same industry, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if immediately after such purchase, the value of a Series' investments in such industry would exceed 25% of the value of the total assets of the Series across several countries;


     (x) Act as an underwriter of securities, except that, in connection with the disposition of a security, a Series may be deemed to be an "underwriter" as that term is defined in the 1933 Act;

     (xi)   Invest in securities of any open-end investment company, except that
            (i) a Series may purchase securities of money market mutual funds,
            (ii) the Global Fund and Global Equity Fund may each invest in the securities of closed-end investment companies at customary brokerage commission rates in accordance with the limitations imposed by the Act and the rules thereunder, and (iii) in accordance with any exemptive order obtained from the SEC which permits investment by a Series in other Series or other investment companies or series thereof advised by the Advisor. In addition, each Series may acquire securities of other investment companies if the securities are acquired pursuant to a merger, consolidation, acquisition, plan of reorganization or a SEC approved offer of exchange;

     (xii) Invest in puts, calls, straddles or combinations thereof except to the extent disclosed in a Series' Prospectus; and

     (xiii) Invest more than 5% of its total assets in securities of companies less than three years old. Such three year periods shall include the operation of any predecessor company or companies.


                            MANAGEMENT OF THE TRUST

                             TRUSTEES AND OFFICERS

                                POSITION
                                  WITH
NAME AND ADDRESS         AGE   THE TRUST     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------         ---   ---------     -------------------------------------------
Walter E. Auch            77  Trustee        Retired; formerly Chairman and CEO of Chicago Board of
6001 N. 62nd Place                           Options Exchange (1979-1986); Trustee of the Trust since
Paradise Valley, AZ                          May, 1994; Trustee, Brinson Relationship Funds since
85253                                        December, 1994; Director, Thomsen Asset Management
                                             Corp. since 1987; Director, Fort Dearborn Income
                                             Securities, Inc. 1987 to 1995; Director, Geotek Industries,
                                             Inc. since 1989; Director, Smith Barney VIP Fund since
                                             1991; Director, SB Advisers since 1992; Director, SB
                                             Trak since 1992; Director, Banyan Realty Trust since 1987;
                                             Director, Banyan Land Fund II since 1988; Director,
                                             Banyan Mortgage Investment Fund since 1989; and
                                             Director, Express America Holdings Corp. since 1992, and
                                             Nicholas/Applegate, Legend Properties, Inc.

Frank K. Reilly           62  Chairman and   Professor, University of Notre Dame since 1982; Trustee
College of Business           Trustee        of the Trust since December, 1993; Trustee, Brinson
Administration                               Relationship Funds since September, 1994; Director of The
University of                                Brinson Funds, Inc. 1992-1993; Trustee, Brinson Trust
Notre Dame                                   Company, 1992-July, 1993; Director, Fort Dearborn
Notre Dame, IN  46556-0399                   Income Securities, Inc. since 1993; Director, First Interstate
                                             Bank of Wisconsin from January, 1989 through March,
                                             1990; Director, Greenwood Trust Company since 1993; and
                                             Director, Dean Witter Trust, FSB, since 1996.

Edward M. Roob            63  Trustee        Retired; prior thereto, Senior Vice President, Daiwa
841 Woodbine Lane                            Securities America Inc. (1986-1993); Trustee of the Trust
Northbrook, IL  60002                        since January, 1995; Trustee, Brinson Relationship Funds
                                             since January 1995; Director, Fort Dearborn Income
                                             Securities, Inc. since 1993; Director, Brinson Trust
                                             Company since 1993; Committee Member, Chicago Stock
                                             Exchange since 1993; Member of Board of Governors,
                                             Midwest Stock Exchange (1987-1991).


                                OTHER OFFICERS

                            POSITION
                            WITH THE    OFFICER
NAME                   AGE    TRUST      SINCE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----                   ---  --------    -------   -----------------------------------------------------
E. Thomas McFarlan      54  President      1992   Managing Director, Brinson Partners, Inc. since 1991; Treasurer and Principal
                                                  Accounting Officer, The Brinson Funds 1995-1997; President and Director of The
                                                  Brinson Funds, Inc. 1992-1993; Trustee, Brinson Trust Company since 1991; prior thereto, Executive Vice President of Washington Mutual Savings Bank.

Thomas J. Digenan       34  Vice           1993   Director, Brinson Partners, Inc. since 1993; Assistant Treasurer, The Brinson
                            President             Funds 1995-1997; Assistant Secretary, The Brinson Funds, 1993-1995; Assistant
                                                  Secretary, The Brinson Funds, Inc. 1993; prior thereto, Senior Manager, KPMG Peat
                                                  Marwick.

Debra L. Nichols        32  Vice           1992   Director, Brinson Partners, Inc. since 1995; Associate, Brinson Partners, Inc.
                            President             from 1991 to 1995; Vice President, The Brinson Funds since 1997; Secretary, The
                                                  Brinson Funds 1997; Assistant Secretary, The Brinson Funds 1993-1997; Assistant
                                                  Secretary, The Brinson Funds, Inc. 1992-1993; prior thereto, private investor.

Carolyn  M. Burke       31  Secretary,     1995   Director, Brinson Partners, Inc., since January 1997; Associate, Brinson Partners,
                            Treasurer             Inc. from 1995 to 1997; Secretary, Treasurer and Principal Accounting Officer,
                            and Principal         The Brinson Funds since 1997; Assistant Secretary, The Brinson Funds 1995-1997;
                            Accounting            prior thereto, Financial Analyst, Van Kampen American Capital Investment Advisory
                            Officer               Corp. 1992-1995; Senior Accountant, KPMG Peat Marwick 1989-1992.

Catherine E. Macrae     41  Assistant      1995   Associate Director, Brinson Partners, Inc. since January 1996; Associate,
                            Secretary             Brinson Partners, Inc., from 1992 to 1996; prior thereto, Economic Analyst,
                                                  Chicago Mercantile Exchange.

                               COMPENSATION TABLE

                             TRUSTEES AND OFFICERS

                                        AGGREGATE COMPENSATION      TOTAL COMPENSATION FROM
                                      FROM TRUST FOR FISCAL YEAR    TRUST AND FUND COMPLEX
NAME AND POSITION HELD                    ENDED JUNE 30, 1998         PAID TO TRUSTEES/1/
----------------------                --------------------------    -----------------------
Walter E. Auch, Trustee               $12,300                       $24,900
6001 N. 62nd Place
Paradise Valley, AZ 85253

Frank K. Reilly, Trustee              $14,400                       $42,450
College of Business Administration
University of Notre Dame
Notre Dame, IN  46556-0399

Edward M. Roob, Trustee               $14,400                       $42,450
841 Woodbine Lane
Northbrook, IL  60002

/1/ This amount represents the aggregate amount of compensation paid to the Trustees for (a) service on the Board of Trustees for the Trust's most recently completed fiscal year; and (b) service on the Board of Directors of two other investment companies managed by Brinson Partners for the calendar year ending June 30, 1998.

No officer or Trustee of the Trust who is also an officer or employee of Brinson Partners receives any compensation from the Trust for services to the Trust. The Trust pays each Trustee who is not affiliated with Brinson Partners a fee of $6,000 per year, plus $300 per Series per meeting, and reimburses each Trustee and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings.

The Board of Trustees has an Audit Committee which has the responsibility, among other things, to (i) recommend the selection of the Trust's independent auditors, (ii) review and approve the scope of the independent auditors' audit activity, (iii) review the audited financial statements, and (iv) review with such independent auditors the adequacy of the Series' basic accounting system and the effectiveness of the Series' internal controls. The Audit Committee met once during the fiscal year ended June 30, 1998. There is no separate nominating or investment committee. Items pertaining to these committees are submitted to the full Board of Trustees.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of August 18, 1998, the officers and Trustees as a group owned less than 1% of the outstanding equity securities of the Trust and of each class of equity securities of the Trust.

As of August 18, 1998, the following persons owned of record or beneficially more than 5% of the outstanding voting shares of the Brinson Fund-Class I, Brinson Fund-Class N, UBS Investment Funds class of shares or the Series, as applicable:

GLOBAL FUND


                                             Percentage of        Percentage of
Name & Address of Beneficial Owners              Class               Series
-----------------------------------          -------------        -------------
BRINSON FUND-CLASS I
--------------------

 First Alabama Bank                              11.57%              11.02%
 Mobile, AL

 Suntrust Bank                                    7.68%               7.32%
 Atlanta, GA


 American Express                                 6.36%               6.06%
 Minneapolis, MN

BRINSON FUND-CLASS N
--------------------

 Emjayco                                         88.76%*               N/A
 Milwaukee, WI

 Merrill Lynch Trust Co.                         10.66%                N/A
 Somerset, NJ

UBS INVESTMENT FUNDS CLASS
--------------------------

 UBS AG                                          74.50%*               N/A
 New York, NY


GLOBAL EQUITY FUND

                                             Percentage of        Percentage of
Name & Address of Beneficial Owners              Class               Series
-----------------------------------          -------------        -------------

BRINSON FUND-CLASS I
---------------------
 Wachovia Bank NA
 Winston Salem, NC                               42.06%*              12.51%

 Charles Schwab & Co. Inc.                       18.39%                5.47%
 San Francisco, CA

 Wilmington Trust Co.                             6.29%                N/A
 Wilmington, DE

 National Financial Services Corp.                5.31%                N/A
 New York, NY

BRINSON FUND-CLASS N
--------------------

 Brinson Partners, Inc.                            100%*               N/A
 Chicago, IL

UBS INVESTMENT FUNDS CLASS
--------------------------

 UBS                                             38.10%*              26.77%+
 New York, NY

 UBS SA                                          22.83%               16.04%
 Zurich, Switzerland

 UBS SA                                          11.67%                8.20%
 Zurich, Switzerland

GLOBAL BOND FUND

BRINSON FUND-CLASS I
---------------------

 Wilmington Trust Co.                            27.78%*              26.83%+
 Wilmington, DE

 Baptist Health Systems, Inc.                    16.93%               16.35%
 Birmingham, AL

 Charles Schwab & Co.                            14.38%               13.89%
 San Francisco, CA

 Wilmington Trust Co. Trustee                    11.40%               11.01%
 Wilmington, DE

 Munson Williams Proctor Institute               11.11%               10.73%
 Utica, NY

BRINSON FUND-CLASS N
--------------------

 Emjayco                                         89.38%*               N/A
 Milwaukee, WI

 Brinson Partners, Inc.                          10.62%                N/A
 Chicago, IL

UBS INVESTMENT FUNDS CLASS
--------------------------

 UBS                                             58.54%*               N/A
 New York, NY

 UBS                                             13.98%                N/A
 New York, NY

 UBS SA                                           7.47%                N/A
 Zurich Switzerland

U.S. BALANCED FUND

BRINSON FUND-CLASS I
--------------------

 MAC & Co.                                       46.94%*              45.87%+
 Pittsburgh, PA

 Wachovia Bank of NA                             18.09%               17.68%
 Winston Salem, NC

 Mitra & Co.                                     17.19%               16.80%
 Milwaukee, WI

 American Express                                 8.98%                8.77%
 Minneapolis, MN

 Lasalle National Bank                            5.86%                5.72%
 Chicago, IL

BRINSON FUND-CLASS N
--------------------

 Brinson Partners, Inc.                            100%*               N/A
 Chicago, IL

UBS INVESTMENT FUNDS CLASS
--------------------------

 UBS                                             60.13%*               N/A
 New York, NY

 UBS SA                                          15.39%                N/A
 Zurich, Switzerland

                                             Percentage of        Percentage of
Name & Address of Beneficial Owners              Class               Series
-----------------------------------          -------------        -------------

UBS INVESTMENT FUNDS CLASS (CON'T)
--------------------------
 UBS SA                                          15.17%                N/A
 Zurich, Switzerland

U.S. EQUITY FUND

BRINSON FUND-CLASS I
--------------------

 Wachovia Bank Trust NA                          14.89%              13.25%
 Winston Salem, NC

 Charles Schwab & Co. Inc.                       11.69%              10.40%
 San Francisco, CA

 The Northern Trust Company Trustee               5.26%                N/A
 Chicago, IL

BRINSON FUND-CLASS N
--------------------

 Merrill Lynch Trust Co.                         78.96%*               N/A
 Somerset, NJ

 Emjayco                                         20.17%                N/A
 Milwaukee, WI

 Cowen Co.                                        7.73%                N/A
 New York, NY


UBS INVESTMENT FUNDS CLASS
--------------------------

 UBS SA                                          55.74%*              6.04%
 Zurich, Switzerland

 UBS SA                                          34.41%*               N/A
 Zurich, Switzerland

 UBS                                              8.52%                N/A
 New York, NY

U.S. LARGE CAPITALIZATION EQUITY FUND

BRINSON FUND-CLASS I
--------------------

 Norwest MN                                      58.12%*               N/A
 Minneapolis, MN

 Jay M. and Rebekah A. Enoch                     21.27%                N/A
 Moraga, CA

 National Financial Svcs Corp                    10.60%                N/A
 New York, NY

 Donaldson Lufkin & Jenrette                      8.23%                N/A
 Jersey City, NJ

BRINSON FUND-CLASS N
--------------------

 National Financial Services Corp.               99.99%*             97.50%+
 New York, NY

UBS INVESTMENT FUNDS CLASS
--------------------------

 Thomas J. Digenan                                 100%*               N/A
 Chicago, IL.

 U.S. BOND FUND

BRINSON FUND-CLASS I
--------------------

 Wachovia Bank NA                                26.87%*             25.21%+
 Winston Salem, NC

 Charles Schwab & Co. Inc.                       18.07%              16.96%
 San Francisco, CA

 Lafayette College Endowment                     16.17%              15.17%
 Easton, PA

 Firstcinco Rein                                 11.71%              10.99%
 Cincinnati, OH

 Lafayette College Endowment                      7.29%               6.84%
 Easton, PA

 Resources Trust Company                          6.06%               5.68%
 Englewood, CO

 Sealaska Corporation                             5.58%               5.23%
 Juneau, AK

BRINSON FUND-CLASS N
--------------------
 Brinson Partners, Inc.                            100%*               N/A
 Chicago, IL


                                             Percentage of        Percentage of
Name & Address of Beneficial Owners              Class               Series
-----------------------------------          -------------        -------------
 UBS INVESTMENT FUNDS CLASS
 --------------------------
 UBS SA                                          29.66%*               N/A
 Zurich, Switzerland

 UBS SA                                          22.20%                N/A
 Zurich, Switzerland

 ICM Investments LTD                             15.44%                N/A
 Newport Beach, CA

 UBS                                             12.30%                N/A
 New York, NY

 UBS                                              8.12%                N/A
 New York, NY

 NON-U.S. EQUITY FUND

 BRINSON FUND-CLASS I
 --------------------
 Northern Trust Company                          25.76%*               25.46%+
 Chicago, IL

 Charles Schwab & Co. Inc.                        5.69%                5.62%
 San Francisco, CA

 Key Trust Company                                5.28%                5.22%
 Cleveland, OH



 BRINSON FUND-CLASS N
 --------------------

 Emjayco                                         90.53%*                N/A
 Milwaukee, WI

 Brinson Partners Inc                             9.47%                 N/A
 Chicago, IL

 UBS INVESTMENT FUNDS CLASS
 --------------------------
 UBS                                             39.38%*                N/A
 New York, NY

 UBS SA                                          36.93%*                N/A
 Zurich, Switzerland

 UBS SA                                          12.95%                 N/A
 Zurich, Switzerland


* Person deemed to control the class within the meaning of the Act. Note that such persons possess the ability to control the outcome of matters submitted for the vote of shareholders of that class.

+ Person deemed to control the Series within the meaning of the Act. Note that such persons possess the ability to control the outcome of matters submitted for the vote of shareholders of that Series.



INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR
-------
Brinson Partners, a Delaware corporation, is an investment management firm, managing as of June 30, 1998, over $286 billion, primarily for institutional pension and profit sharing funds. Brinson Partners was organized in 1989 when it acquired the institutional asset management business of The First National Bank of Chicago and First

Chicago Investment Advisors, N.A. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Bahrain, Basel, Frankfurt, Geneva, Hong Kong, London, Melbourne, New York, Paris, Rio de Janeiro, Singapore, Sydney, Tokyo and Zurich in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is a part of the UBS Brinson Division of UBS AG. UBS AG, with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS AG was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998.

Brinson Partners also serves as the investment advisor to nine other investment companies: Brinson Relationship Funds, which includes seventeen investment portfolios (series); The Enterprise Group of Funds, Inc. - International Growth Portfolio; Enterprise Accumulation Trust - the International Growth Portfolio; Fort Dearborn Income Securities, Inc.; The Hirtle Callaghan International
Trust - International Equity Portfolio; John Hancock Variable Annuity Series Trust I -International Balanced Portfolio; Managed Accounts Services Portfolio Trust -Pace Large Company Value Equity Investments; AON Funds - International Equity Fund; and The Republic Funds - Republic Equity Fund.

Pursuant to its investment advisory agreements (the "Agreements") with the Trust, on behalf of each Series, Brinson Partners receives from each Series a monthly fee at an annual rate (as described in each Series' Prospectus and below) multiplied by the average daily net assets of that Series for providing investment advisory services. Brinson Partners is responsible for paying its expenses. Under the Agreements, each Series pays the following expenses: (1) the fees and expenses of the Trust's disinterested Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with Brinson Partners; (3) interest expenses; (4) taxes and governmental fees; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) auditing and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's custodian, administrative and transfer agent and any related services; (10) expenses of obtaining quotations of the Series' portfolio securities and of pricing the Series' shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and
(13) fees and expenses of membership in industry organizations.


Under the Agreements, the Advisor is entitled to a monthly fee of the respective Series' average daily net assets as follows: annual rates of 0.80% for the Global Fund, Global Equity Fund and Non-U.S. Equity Fund; 0.75% for the Global Bond Fund; 0.70% for the U.S. Balanced Fund, U.S. Equity Fund and U.S. Large Capitalization Equity Fund; and 0.50% for the U.S. Bond Fund. The Advisor has agreed irrevocably to waive its fees and reimburse expenses to the extent that total operating expenses exceed the following rates of the respective Series' average daily net assets as follows, without regard to 12b-1 Plan expenses for the UBS Investment Funds class of shares or the Brinson - Class N of each
Series: 1.10% for the Global Fund; 1.00% for the Global Equity Fund and Non-U.S. Equity Fund; 0.90% for the Global Bond Fund; 0.80% for the U.S. Balanced Fund, the U.S. Equity Fund and the U.S. Large Capitalization Equity Fund; and 0.60% for the U.S. Bond Fund.

Advisory fees accrued to Brinson Partners were as follows:

A.  FISCAL YEAR ENDED JUNE 30, 1996
-------------------------------------------------------------------------------------------
       SERIES*          GROSS ADVISORY FEES    NET ADVISORY FEES PAID    FUND EXPENSES PAID
                         EARNED BY ADVISOR        AFTER FEE WAIVER           BY ADVISOR
-------------------------------------------------------------------------------------------
GLOBAL FUND                 $3,415,057               $3,415,057               $   0.00
-------------------------------------------------------------------------------------------
GLOBAL EQUITY FUND          $  390,824               $   12,198               $378,626
-------------------------------------------------------------------------------------------
GLOBAL BOND FUND            $  310,066               $      158               $309,908
-------------------------------------------------------------------------------------------
U.S. BALANCED FUND          $1,465,283               $1,015,531               $449,752
-------------------------------------------------------------------------------------------
U.S. EQUITY FUND            $  638,063               $  326,322               $311,741
-------------------------------------------------------------------------------------------
U.S. BOND FUND              $   37,868               $     0.00               $230,216
-------------------------------------------------------------------------------------------
NON-U.S. EQUITY FUND        $1,403,109               $1,050,199               $352,910
-------------------------------------------------------------------------------------------


B. FISCAL YEAR ENDED JUNE 30, 1997

-------------------------------------------------------------------------------------------
       SERIES*          GROSS ADVISORY FEES    NET ADVISORY FEES PAID    FUND EXPENSES PAID
                         EARNED BY ADVISOR        AFTER FEE WAIVER           BY ADVISOR
-------------------------------------------------------------------------------------------
GLOBAL FUND                 $4,294,925               $4,294,925               $   0.00
-------------------------------------------------------------------------------------------
GLOBAL EQUITY FUND          $  641,075               $  445,564               $195,511
-------------------------------------------------------------------------------------------
GLOBAL BOND FUND            $  344,152               $  149,228               $194,924
-------------------------------------------------------------------------------------------
U.S. BALANCED FUND          $1,775,454               $1,559,981               $215,473
-------------------------------------------------------------------------------------------
U.S. EQUITY FUND            $1,423,666               $1,234,361               $189,305
-------------------------------------------------------------------------------------------
U.S. BOND FUND              $   67,835               $     0.00               $142,178
-------------------------------------------------------------------------------------------
NON-U.S. EQUITY FUND        $2,420,667               $2,420,667               $   0.00
-------------------------------------------------------------------------------------------

* The U.S. Large Capitalization Equity Fund had not commenced operations as of the time periods indicated.


C.    FISCAL YEAR ENDED JUNE 30, 1998
-------------------------------------------------------------------------------------------
       SERIES           GROSS ADVISORY FEES    NET ADVISORY FEES PAID    FUND EXPENSES PAID
                         EARNED BY ADVISOR        AFTER FEE WAIVER           BY ADVISOR
-------------------------------------------------------------------------------------------
GLOBAL FUND                 $5,378,141               $5,378,141               $  0.00
-------------------------------------------------------------------------------------------
GLOBAL EQUITY FUND          $  719,439               $  697,541               $21,898
-------------------------------------------------------------------------------------------
GLOBAL BOND FUND            $  500,982               $  457,480               $43,502
-------------------------------------------------------------------------------------------
U.S. BALANCED FUND          $1,674,661               $1,655,564               $19,097
-------------------------------------------------------------------------------------------
U.S. EQUITY FUND            $3,792,120               $3,792,120               $  0.00
-------------------------------------------------------------------------------------------
U.S. LARGE CAPITALIZATION
 EQUITY FUND                $   21,230               $     0.00               $23,989
-------------------------------------------------------------------------------------------
U.S. BOND FUND              $  142,474               $   74,626               $67,848
-------------------------------------------------------------------------------------------
NON-U.S. EQUITY FUND        $3,475,953               $3,475,953               $  0.00
-------------------------------------------------------------------------------------------

General expenses of the Trust (such as costs of maintaining corporate existence, legal fees, insurances, etc.) will be allocated among the Series in proportion to their relative net assets. Expenses which relate exclusively to a particular Series, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by that Series.

ADMINISTRATOR
-------------

Administrative, Accounting, Transfer Agency and Custodian Services

Effective May 10, 1997, the Trust, on behalf of each Fund, entered into a Multiple Services Agreement (the "Services Agreement") with Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, New York 11201 ("MSTC"), pursuant to which MSTC is required to provide general administrative, accounting, portfolio valuation, transfer agency and custodian services to the Funds, including the coordination and monitoring of any third party service providers.

Custody Services. MSTC provides custodian services for the securities and cash of the Fund. The custody fee schedule is based primarily on the net amount of assets held during the period for which payment is being made plus a per transaction fee for transactions during the period and out-of-pocket expenses.

As authorized under the Services Agreement, MSTC has entered into a Mutual Funds Service Agreement (the "CGFSC Agreement") with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC provides administrative, accounting, portfolio valuation and transfer agency services to the Fund. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913.

Pursuant to the CGFSC Agreement, CGFSC provides:

(1) administrative services, including providing the necessary office space, equipment and personnel to perform administrative and clerical services; preparing, filing and distributing proxy materials, periodic reports to investors, registration statements and other documents; and responding to investor inquiries;

(2) accounting and portfolio valuation services, including the daily calculation of each Fund's net asset value and the preparation of certain financial statements; and

(3) transfer agency services, including the maintenance of each investor's account records, responding to investors' inquiries concerning accounts, processing purchases and redemptions of each Fund's shares, acting as dividend and distribution disbursing agent and performing other service functions. Shareholder inquiries should be made to the transfer agent at 1-800-448-2430 (for the Brinson Fund-Class N and Brinson Fund-Class I) or 1-800-794-7753 (for the UBS Investment Funds).

Also as authorized under the Services Agreement, MSTC has entered into a sub-administration agreement (the "FDI Agreement") with Funds Distributor, Inc. ("FDI") under which FDI provides administrative assistance to the Funds with respect to (i) regulatory matters, including regulatory developments and examinations, (ii) all aspects of each Fund's day-to-day operations, (iii) office facilities, clerical and administrative services, and (iv) maintenance of books and records. FDI's business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

Pursuant to the CGFSC Agreement and the FDI Agreement, MSTC pays CGFSC and FDI, respectively, for the services that CGFSC and FDI provide to MSTC in fulfilling MSTC's obligations under the Services Agreement.

For the fiscal years ended June 30, 1997 and June 30, 1998, aggregate fees paid to MSTC for administration, accounting, portfolio valuation and transfer agency services under the Services Agreement were as follows:

                                              MAY 10, 1997
                                             THROUGH FISCAL      FISCAL YEAR ENDED
SERIES                                   YEAR END JUNE 30, 1997    JUNE 30, 1998
------                                   ----------------------  -----------------
GLOBAL FUND                                     $69,572              $464,398
GLOBAL EQUITY FUND                              $ 7,799              $  9,809
GLOBAL BOND FUND                                $ 3,707              $   0.00
U.S. BALANCED FUND                              $10,324              $ 79,503
U S.EQUITY FUND                                 $12,495              $247,167
U.S. LARGE CAPITALIZATION EQUITY FUND           $  0.00              $   0.00
U.S. BOND FUND                                  $  0.00              $   0.00
NON-U.S. EQUITY FUND                            $17,159              $305,643

Until May 9, 1997, FPS Services, Inc., 3200 Horizon Drive, King of Prussia, PA 19406-0903 ("FPS"), provided certain administrative services to the Trust pursuant to an administration agreement (the "Administration Agreement").

As compensation for services performed under the Administration Agreement, FPS received a fee payable monthly at an annual rate multiplied by the average daily net assets of the Trust.

Administration fees paid to FPS were as follows:

---------------------------------------------------------------
        SERIES*          FISCAL YEAR ENDED     JULY 1 1996
                           JUNE 30, 1996    THROUGH MAY 9, 1997
---------------------------------------------------------------
GLOBAL FUND                  $293,601            $271,364
---------------------------------------------------------------
GLOBAL EQUITY FUND           $ 32,468            $ 38,047
---------------------------------------------------------------
GLOBAL BOND FUND             $ 29,216            $ 25,412
---------------------------------------------------------------
U.S. BALANCED FUND           $140,841            $121,580
---------------------------------------------------------------
U.S. EQUITY FUND             $ 58,286            $ 76,534
---------------------------------------------------------------
U.S. BOND FUND               $ 58,286            $  6,542
---------------------------------------------------------------
NON-U.S. EQUITY FUND         $119,433            $122,780
---------------------------------------------------------------

* The U.S. Large Capitalization Equity Fund had not commenced operations as of the time periods indicated.

UNDERWRITER
-----------

FDI, 60 State Street, Suite 1300, Boston, MA 02109, acts as an underwriter of the Series' continuous offer of shares for the purpose of facilitating the filing of notices regarding sale of the shares of the Series under state securities laws and to assist in sales of shares pursuant to an underwriting agreement (the "Underwriting Agreement") approved by the Board of Trustees. In this regard, FDI has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Trust shall from time to time identify to FDI as states in which it wishes to offer the Series' shares for sale, in order that state filings may be maintained for the Series. FDI does not receive any compensation under the Underwriting Agreement.

FDI is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

The Trust does not impose any sales loads or redemption fees. Each Series shall continue to bear the expense of all filing fees incurred in connection with the filing of notices regarding sale of shares under state securities laws.

The Underwriting Agreement may be terminated by either party upon sixty (60) days' prior written notice to the other party, and if so terminated, the pro rata portion of the unearned fee will be returned to the Trust.

DISTRIBUTION PLAN
-----------------

The Board of Trustees of the Trust has adopted a distribution plan (the "UBS Investment Plan") pursuant to Rule 12b-1 under the Act, for each Series' UBS Investment Funds class of shares and a separate distribution plan (the "Class N Plan") pursuant to Rule 12b-1 under the Act for each Series' Brinson Fund-Class N shares (the UBS Investment Plan and the Class N Plan together, the "Plans"). The Plans permit each Series to reimburse FDI, Brinson Partners and others from the assets of the UBS Investment Funds class and Brinson Fund-Class N shares with a quarterly fee for services and expenses incurred in distributing and promoting sales of UBS Investment Funds class of shares and Brinson Fund-Class N shares, respectively. The aggregate fees paid by the UBS Investment Funds class and Brinson Fund-Class N shares to FDI, and others under the Plan for each Class may not exceed 0.90% of a UBS Investment Fund classes' average daily net assets and 0.25% of a Brinson Fund-Class N's average daily net assets, respectively, in any year. The UBS Investment Plan does not apply to the Brinson Fund-Class I or the Brinson Fund-Class N shares of each Series and those shares are not included in calculating the UBS Investment Plan's fees. The Class N Plan does not apply to the Brinson Fund-Class I or the UBS Investment Funds class of shares of each Series and those shares are not included in calculating the Class N Plan's fees.


Amounts spent on behalf of each UBS Investment Funds class of shares pursuant to the UBS Investment Plan during the fiscal year ended June 30, 1998 are set forth below.


============================================================================================================
                                     COMPENSATION  COMPENSATION   COMPENSATION TO
                                          OF            OF        SWISS BANK SALES
                          PRINTING   UNDERWRITERS    DEALERS         PERSONNEL      ADVERTISING     OTHER
        FUND
============================================================================================================
UBS Investment Fund-      $3,741.36  $0.00         $0.00         $215,695.93        $0.00        $ 64,708.62
 Global
------------------------------------------------------------------------------------------------------------
UBS Investment Fund-      $8,392.57  $0.00         $0.00         $483,844.59        $0.00        $145,153.37
 Global Equity
------------------------------------------------------------------------------------------------------------
UBS Investment Fund-      $1,000.00  $0.00         $0.00         $ 34,008.30        $0.00        $ 10,202.99
 Global Bond
------------------------------------------------------------------------------------------------------------
UBS Investment Fund-      $1,000.00  $0.00         $0.00         $ 61,691.74        $0.00        $ 20,307.52
 U.S. Balanced
------------------------------------------------------------------------------------------------------------
UBS Investment Fund-      $5,825.06  $0.00         $0.00         $335,823.55        $0.00        $100,747.06
 U.S. Equity
------------------------------------------------------------------------------------------------------------
UBS Investment Fund-      $    0.00  $0.00         $0.00         $      0.00        $0.00        $      0.00
 U.S. Large
 Capitalization Equity
------------------------------------------------------------------------------------------------------------
UBS Investment Fund-      $1,000.00  $0.00         $0.00         $ 11,891.51        $0.00        $  3,567.95
 U.S. Bond
------------------------------------------------------------------------------------------------------------
UBS Investment Fund-      $1,000.00  $0.00         $0.00         $ 14,053.50        $0.00        $  4,216.05
 Non-U.S. Equity
============================================================================================================

Amounts spent on behalf of each Brinson Fund - Class N class pursuant to the Class N Plan during the fiscal year ended June 30, 1998 are set forth below.

============================================================================================================
                                     COMPENSATION  COMPENSATION   COMPENSATION TO
                                          OF            OF        SWISS BANK SALES
                          PRINTING   UNDERWRITERS    DEALERS         PERSONNEL      ADVERTISING     OTHER
        FUND
============================================================================================================
Global Fund               $0.00      $0.00         $  670.71     $0.00              $0.00        $0.00
 - Class N
------------------------------------------------------------------------------------------------------------
Global Equity Fund        $0.00      $0.00         $    0.00     $0.00              $0.00        $0.00
 - Class N
------------------------------------------------------------------------------------------------------------
Global Bond Fund          $0.00      $0.00         $    4.13     $0.00              $0.00        $0.00
 - Class N
------------------------------------------------------------------------------------------------------------
U.S. Balanced Fund        $0.00      $0.00         $    0.00     $0.00              $0.00        $0.00
 - Class N
------------------------------------------------------------------------------------------------------------
U.S. Equity Fund          $0.00      $0.00         $  148.66     $0.00              $0.00        $0.00
 - Class N
------------------------------------------------------------------------------------------------------------
U.S. Large                $0.00      $0.00         $7,577.29     $0.00              $0.00        $0.00
 Capitalization
 Equity Fund -
 Class N
------------------------------------------------------------------------------------------------------------
U.S. Bond Fund -          $0.00      $0.00         $    0.00     $0.00              $0.00        $0.00
Class N
------------------------------------------------------------------------------------------------------------
Non-U.S. Equity           $0.00      $0.00         $    5.40     $0.00              $0.00        $0.00
Fund - Class N
------------------------------------------------------------------------------------------------------------

CODE OF ETHICS
--------------

The Trust has adopted a Code of Ethics which establishes standards by which certain access persons of the Trust, which include officers of the Advisor and officers and Trustees of the Trust, must abide relating to personal securities trading conduct.

Under the Code of Ethics, access persons are prohibited from engaging in certain conduct, including, but not limited to: 1) investing in companies in which the Series invest unless the securities have a broad public market and are registered on a national securities exchange or are traded in the over-the-counter markets; 2) making or maintaining an investment in any corporation or business with which the Series have business relationships if the investment might create, or give the appearance of creating, a conflict of interest; 3) participating in an initial public offering; 4) entering into a securities transaction when the access person knows or should know that such activity will anticipate, parallel or counter any securities transaction of a Series; 5) entering into any securities transaction, without prior approval, in connection with any security which has been designated as restricted; 6) entering into a net short position with respect to any security held by a Series; 7) entering into any derivative transaction when a direct transaction in the underlying security would be a violation; and 8) engaging in self-dealing or other transactions benefiting the access person at the expense of the Series or its shareholders.

In addition, access persons are required to receive advance approval prior to purchasing or selling a restricted security, and may not buy or sell certain prohibited securities. The Advisor will identify for access persons prohibited securities, which include securities that are being considered for purchase or sale by any account or fund managed by the Advisor, and provide a list of such securities to all access persons. Access persons are required to file quarterly reports of security investment transactions. Trustees or officers who are not "interested persons" of the Trust, as defined in the 1940 Act, need only report a transaction in a security if such Trustee or officer, at the time of the transaction, knew or should have known, in the ordinary course of fulfilling his or her official duties as a Trustee or officer, that, during the 15-day period immediately preceding or after the date of the transaction by the Trustee or officer, such security was purchased or sold by a Series, or was being considered for purchase by a Series.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brinson Partners is responsible for decisions to buy and sell securities for the Series and for the placement of the Series' portfolio business and the negotiation of commissions, if any, paid on such transactions. Fixed income securities in which the Series invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the bid/ask spread quoted on securities includes an implicit profit to the dealers. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options thereon. Brinson Partners is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Series. Under its advisory agreements with the Global Funds and the Non-U.S. Equity Fund, Brinson Partners is authorized to utilize the trading desk of its foreign subsidiaries to execute foreign securities transactions, but monitors the selection by such subsidiaries of brokers and dealers used to execute transactions for those Series. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting and monitoring broker-dealers and negotiating commissions, Brinson Partners considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Series or to Brinson Partners. Such services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows Brinson Partners to supplement its own investment research activities and obtain the views and information of others prior to making investment decisions. Brinson Partners is of the opinion that, because this material must be analyzed and reviewed by its staff, its receipt and use does not tend to reduce expenses but may benefit the Series by supplementing the Advisor's research.

Brinson Partners effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by dealers through whom the Series effect its securities transactions may be used by Brinson Partners in servicing all of its accounts; not all such services may be used in connection with the Series. In the opinion of Brinson Partners, it is not possible to measure separately the benefits from research services to each of the accounts (including the Series). Brinson Partners will attempt to equitably allocate portfolio transactions among the Series and others whenever concurrent decisions are made to purchase or sell securities by the Series and another. In making such allocations between the Series and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Series and the others. In some cases, this procedure could have an adverse effect on the Series. In the opinion of Brinson Partners, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.

The Series incurred brokerage commissions as follows:


                                  FISCAL YEAR ENDED           FISCAL YEAR ENDED           FISCAL YEAR ENDED
SERIES                              JUNE 30, 1996*              JUNE 30, 1997*              JUNE 30, 1998
------                            -----------------           -----------------           -----------------
GLOBAL FUND                            $327,191                    $385,571                    $442,603
GLOBAL EQUITY FUND                     $123,467                    $142,922                    $166,103
GLOBAL BOND FUND                       $   0.00                    $   0.00                    $   0.00
U.S. BALANCED FUND                     $ 99,554                    $139,165                    $ 85,784
U.S. EQUITY FUND                       $105,887                    $290,526                    $560,721
U.S. LARGE CAPITALIZATION
 EQUITY FUND                                N/A                         N/A                    $  9,714

U.S. BOND FUND                         $   0.00                    $   0.00                    $   0.00
NON-U.S. EQUITY FUND                   $322,915                    $833,293                    $942,115


* The U.S. Large Capitalization Equity Fund had not commenced operations as of the time periods indicated.

For the fiscal year ended June 30, 1998, the Brinson Global Fund, Brinson U.S. Balanced Fund, Brinson U.S. Equity Fund and Brinson U.S. Large Capitalization Equity Fund paid brokerage commissions to Warburg Dillon Read ("Warburg"), an affiliated broker-dealer, as follows:


                               Aggregate
                            Dollar Amount of           % of Aggregate        % of Aggregate Dollar
                          Commissions Paid to           Commissions              Amount Paid to
Fund                           Warburg                 Paid to Warburg              Warburg
----                      -------------------          ---------------       ----------------------
Global Fund                    $ 6,078                      1.37%                    0.78%

U.S. Balanced Fund             $ 2,190                      2.55%                    0.27%

U.S. Equity Fund               $93,356                     16.65%                   21.43%

U.S. Large
 Capitalization
 Equity Fund                   $   453                      4.66%                    5.16%


For the fiscal year ended June 30, 1998 the Trust and the Advisor had no agreements or understandings with a broker or otherwise causing brokerage transactions or commissions for research services.

PORTFOLIO TURNOVER
------------------

The Series are free to dispose of their portfolio securities at any time, subject to complying with the Code and the Act, when changes in circumstances or conditions make such a move desirable in light of the respective investment objective. The Series will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving that Series' investment objective.

The Series do not intend to use short-term trading as a primary means of achieving their investment objectives. The rate of portfolio turnover shall be calculated by dividing (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by that Series during the particular fiscal year. Such monthly average shall be calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13.

Under normal circumstances, the portfolio turnover rate for the Global Equity Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund and Non-U.S. Equity Fund is not expected to exceed 100%. The portfolio turnover rates for the Global Fund and Global Bond Fund may exceed 100% and in some years, 200% and for the U.S. Balanced Fund and U.S. Bond Fund, may exceed 100% and in some years, 300%. High portfolio turnover rates (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Series and ultimately by that Series' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

With respect to the Global Fund, for the fiscal years ended June 30, 1997 and June 30, 1998, the portfolio turnover rate of the Series was 150% and 88%, respectively. With respect to the Global Bond Fund, for the fiscal years ended June 30, 1997 and June 30, 1998 the portfolio turnover rate of the Series was 235% and 151%, respectively. With respect to the Global Equity Fund, for the fiscal years ended June 30, 1997 and June 30, 1998 the portfolio turnover rate of the Series was 32% and 46%, respectively. With respect to the Non-U.S. Equity Fund, for the fiscal years ended June 30, 1997 and June 30, 1998 the portfolio turnover rate of the Series was 25% and 49%, respectively. With respect to the U.S. Balanced Fund, for the fiscal years ended June 30, 1997, and June 30, 1998 the portfolio turnover rate of the Series was 329% and 194%, respectively. With respect to the U.S. Equity Fund, for the fiscal years ended June 30, 1997 and June 30, 1998 the portfolio turnover rate of the Series was 43% and 42%, respectively. With respect to the U.S. Large Capitalization Equity Fund, for the period April 6, 1998 (commencement of operations) to June 30, 1998 the portfolio turnover rate of the Series was 12%. With respect to the U.S. Bond Fund, for the fiscal years ended June 30, 1997 and June 30, 1998, the portfolio turnover rate of the Series was 410% and 198% respectively. The significant variation in portfolio turnover rates over such periods was due to an increase in the assets of the Series which caused the Series, to reposition their portfolio holdings in order to meet their investment objectives and policies.


SHARES OF BENEFICIAL INTEREST

The Trust presently offers eight Series of shares of beneficial interest, each of which offers three classes of shares. Each share of beneficial interest represents an equal proportionate interest in the assets and liabilities of the applicable Series and has the same voting and other rights and preferences as the other class of that Series, except that only shares of the UBS Investment Funds class may vote on any matter affecting only the UBS Investment Plan under Rule 12b-1. Similarly, only shares of the Brinson Fund-Class N may vote on matters that affect only the Class N Plan. No class may vote on matters that affect only another class. Under Delaware law, the Trust does not normally hold annual meetings of shareholders. Shareholders' meetings may be held from time to time to consider certain matters including changes to a Series' fundamental investment objective and fundamental investment policies, changes to the Trust's investment advisory agreement and the election of Trustees when required by the Act. When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with proportionate voting for fractional shares. The shares of the Series do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority from time to time to divide or combine the shares of the Series into a greater or lesser number of shares so affected. In the case of a liquidation of a Series, each shareholder of the Series will be entitled to share, based upon the shareholder's percentage share ownership, in the distribution out of assets, net of liabilities, of the Series. No shareholder is liable for further calls or assessment by the Series.

On any matters affecting only one Series or class, only the shareholders of that Series or class are entitled to vote. On matters relating to the Trust but affecting the Series differently, separate votes by the Series or class are required. With respect to the submission to shareholder vote of a matter requiring separate voting by a Series or class, the matter shall have been effectively acted upon with respect to any Series or class if a majority of the outstanding voting securities of that Series or class votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Series or class; and
(2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

PURCHASES

Shares of each class of each Series are sold at the net asset value next determined after the receipt of a purchase application in proper form by the transfer agent. The minimum for initial investments with respect to the Brinson Fund-Class I for each Series is $1,000,000; subsequent investment minimums are $2,500. The minimum for initial investments with respect to the UBS Investment Funds class of shares for each Series is $1,000; subsequent investment minimums are $50. The minimum for initial investment with respect to the Brinson Fund-Class N for each Series is $1,000,000. A more detailed description of methods of purchase is included in the Prospectuses.

Certificates representing shares purchased are not issued. However, such purchases are confirmed to the investor and credited to the shareholder's account on the books maintained by the Trust's transfer agent. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued.

EXCHANGES OF SHARES
-------------------

Shares of one class of a Series may only be exchanged for the same class of another Series of the Trust. Exchanges will not be permitted between the different classes.

Each qualifying exchange will be made on the basis of the relative net asset values per share of both the Series from which, and the Series into which, the exchange is made, that is next computed following receipt of the exchange order in proper form by the Trust's transfer agent. Exchanges may be made by telephone if the shareholder's Account Application Form includes specific authorization for telephone exchanges. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes.

The transactions described above will result in a taxable gain or loss for federal income tax purposes. Generally, any such taxable gain or loss will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

Any shareholder who wishes to make an exchange should first obtain and review the Prospectus of the Series to be acquired in the exchange. Requests for telephone exchanges must be received prior to the close of regular trading on the New York Stock Exchange ("NYSE") on any day on which the NYSE is open for regular trading.

At the discretion of the Trust, this exchange privilege may be terminated or modified at any time for any of the participating Series upon 60 days' prior written notice to shareholders. Contact the transfer agent for details about a particular exchange.

NET ASSET VALUE
---------------

The net asset value per share is calculated separately for each class of each Series. The net asset value per share of a Series is computed by dividing the value of the assets of the Series, less its liabilities, by the number of shares of the Series outstanding.

Each class of a Series will bear pro rata all of the common expenses of that Series. The net asset values of all outstanding shares of each class of a Series will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that Series. All income earned and expenses incurred by a Series will be borne on a pro rata basis by each outstanding share of a class, based on each class' percentage in the Series represented by the value of such shares of such classes, except that none of the shares of a class will incur any of the expenses under the 12b-1 plan of another class.

Portfolio securities are valued and net asset value per share is determined as of the close of regular trading on the NYSE which currently is 4:00 p.m. Eastern time on each day the NYSE is open for trading. The Series of the Trust reserve the right to change the time at which purchases, redemptions or exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists. The NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (day observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

Portfolio securities listed on a national or foreign securities exchange are valued on the basis of the last sale on the date the valuation is made. Securities that are not traded on a particular day or an exchange, are valued at either (a) the bid price or (b) a valuation within the range considered best to represent value in the circumstances. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Other portfolio securities which are traded in the over-the-counter market are valued at the bid price as long as the bid price, in the opinion of the Advisor, continues to reflect the value of the security. Valuations of fixed income and equity securities may be obtained from a pricing service and/or broker-dealers when such prices are believed to reflect the fair value of such securities. Use of a pricing service and/or broker-dealers has been approved by the Board of Trustees.

Futures contracts are valued at their daily quoted settlement price on the exchange on which they are traded. Forward foreign currency contracts are valued daily using the mean between the bid and asked forward points added to the current exchange rate and an unrealized gain or loss is recorded. A Series realizes a gain or loss upon settlement of the contracts. Swaps will be priced at fair value based on (1) swap prices provided by broker-dealers; (2) values, or estimates of values, of the applicable equity indices and foreign rates underlying the contracts; and (3) consideration of other relevant factors. A Series' obligation under a swap agreement will be accrued daily (offset by any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of Segregated Assets. For valuation purposes, foreign securities initially expressed in foreign currency values will be converted into U.S. dollar values using WM/Reuters closing spot rates as of 4:00 p.m. London time. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of over 60 days are valued at market price. Debt securities are valued on the basis of prices provided by a pricing service, or at the bid price where readily available, as long as the bid price, in the opinion of the Advisor, continues to reflect the value of the security. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Securities (including over-the-counter options) for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE and values of foreign futures and options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the NYSE which will not be reflected in the computation of the net asset value of a Series. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Where a foreign securities market remains open at the time that a Series values its portfolio securities, or closing prices of securities from that market may not be retrieved because of local time differences or other difficulties in obtaining such prices at that time, last sale prices in such market at a point in time most practicable to timely valuation of the Series may be used.

REDEMPTIONS

Under normal circumstances shareholders may redeem their shares at any time without a fee. The redemption price will be based upon the net asset value per share next determined after receipt of the redemption request, provided it has been submitted in the manner described below. The redemption price may be more or less than the original cost, depending upon the net asset value per share at the time of redemption.

Payment for shares tendered for redemption is made by check within five business days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption, or to postpone the date of payment upon redemption beyond five business days, (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a Series is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or

(iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Series.

Under unusual circumstances, when the Board of Trustees deems it in the best interest of the Series' shareholders, the Trust may make payment for shares repurchased or redeemed in whole or in part in securities of the Series taken at current values. With respect to such redemptions in kind, the Trust has made an election pursuant to Rule 18f-1 under the Act. This will require the Trust to redeem in cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Series' net asset value at the beginning of each 90 day period during which such redemptions are in effect, if that amount is less than $250,000), during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.

TAXATION
--------

Each of the Series has qualified, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Code. In order to so qualify, a mutual fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of a fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar or related trades and businesses.

To the extent each of the Series qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income and net capital gains paid to shareholders in the form of dividends or capital gains distributions.

An excise tax at the rate of 4% will be imposed on the excess, if any, of each Series' "required distributions" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Series' ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Series intend to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Series during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable to shareholders in the calendar year in which they are declared, rather than the calendar year in which they are received.

Gains or losses attributable to fluctuations in exchange rates which occur between the time a Series accrues interest or other receivables or accrues expenses or liabilities denominated in a foreign currency and the time the Series actually collects such receivables, or pays such liabilities, are generally treated as ordinary income or loss. Similarly, a portion of the gains or losses realized on disposition of debt securities denominated in a foreign currency may also be treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Series' investment company taxable income to be distributed to its shareholders, rather than increasing or decreasing the amount of the Series' capital gains or losses.

When a Series writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the Series' assets and liabilities as an asset and as an equivalent liability.

In writing a call, the amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has written expires on its stipulated expiration date, the Series recognizes a short-term capital gain. If a Series enters into a closing purchase transaction with respect to an option which the Series has written, the Series realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Series has written is exercised, the Series realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

The premium paid by a Series for the purchase of a put option is recorded in the Series' assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has purchased expires on the stipulated expiration date, the Series realizes a short-term or long-term capital loss for Federal income tax purposes in the amount of the cost of the option. If a Series exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale which will be decreased by the premium originally paid.

Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by a Series at the end of each fiscal year on a broad-based stock index will be required to be "marked-to-market" for Federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss and the remainder will be treated as short-term capital gain or loss. Certain options, futures contracts and options on futures contracts utilized by the Series are "Section 1256 contracts." Any gains or losses on Section 1256 contracts held by a Series at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

If there is a constructive sale for federal income tax purposes (e.g., short sale against the box) of an appreciated financial position, a taxpayer must recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value as of the date of the constructive sale and immediately repurchased. Shareholders will be subject to federal income taxes on distributions made by the Series whether received in cash or additional shares of the Series. Distributions of net investment income and net short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Series. A loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Dividends eligible for designation under the dividends received deduction and paid by a Series may qualify in part for the 70% dividends received deduction for corporations provided, however, in respect of any dividend, that those shares have been held for at least 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend with respect to such dividend. The Series will notify shareholders each year of the amount of dividends and distributions, including the amount of any distribution of long-term capital gains and the portion of its dividends which may qualify for the 70% deduction.


Each class of shares of a Series will share proportionately in the investment income and expenses of that Series, except that the respective UBS Investments Funds class and Brinson Fund-Class N for each Series will incur distribution fees under their respective 12b-1 plans.

It is expected that certain dividends and interest received by the Global Funds and the Non-U.S. Equity Fund will be subject to foreign withholding taxes. If more than 50% in value of the total assets of a fund at the close of any taxable year consists of stocks or securities of foreign corporations, such fund may elect to treat any foreign taxes paid by it as if paid by its shareholders. These Series will notify shareholders in writing each year whether it has made the election and the amount of foreign taxes it has elected to have treated as paid by the shareholders. If a Series makes the election, its shareholders will be required to include in gross income their proportionate share of the amount of foreign taxes paid by the Series and will be entitled to claim either a credit or deduction for their share of the taxes in computing their U.S. federal income tax subject to certain limitations. No deduction for foreign taxes may be claimed by shareholders who do not itemize deductions.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of each Series' income flows through to its shareholders. Gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of foreign tax credit), such as foreign source passive income received from the respective Series. Because of changes made by the Code, shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Series. Beginning in 1998, an individual with $300 or less ($600 or less for joint filers) of foreign tax credits is generally exempt from the foreign tax credit limitation and likely will not have to file Form 1116 in order to claim a foreign tax credit.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Regulations. The Code and Regulations are subject to change by legislative or administrative action at any time and retroactively.

Dividends and distributions also may be subject to state and local taxes.

Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes as well as the application of the foreign tax credit.

The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Series, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty).

PERFORMANCE CALCULATIONS


Performance information for the UBS Investment Funds class of shares, Brinson Fund-Class N and Brinson Fund-Class I shares of each Series will vary due to the effect of expense ratios on the performance calculations.

TOTAL RETURN
------------

Current yield and total return quotations used by the Series (and classes of shares) are based on standardized methods of computing performance mandated by rules adopted by the SEC. As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each period and deduction of all applicable charges and fees. According to the SEC formula:

            P(1+T)/n/=ERV
where:
     P      =    a hypothetical initial payment of $1,000,
     T      =    average annual total return,
     n      =    number of years,
     ERV    =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).


Based upon the foregoing calculations, the average annual total return for the Brinson Fund-Class I (previously Brinson Fund Class) shares of:

     (i) the Global Fund, for the one- and three-year periods ended June 30, 1998 and the periods August 31, 1992 (commencement of operations) through June 30, 1998 was 8.28%, 14.38% and 11.44%, respectively;

     (ii) the Global Equity Fund, for the one- and three-year periods ended June 30, 1998 and the period January 28, 1994 (commencement of operations) through June 30, 1998 was 8.99%, 18.41%, and 12.45%, respectively;

     (iii) the Global Bond Fund, for the one- and three-year periods ended June 30, 1998 and the period July 30, 1993 (commencement of operations) through June 30, 1998 was 2.69%, 7.23% and 6.49%, respectively;

     (iv) the U.S. Balanced Fund, for the one-year period ended June 30, 1998 and the period December 30, 1994 (commencement of operations) through June 30, 1998 was 12.19%, 13.72%, and 15.90%, respectively;

     (v) the U.S. Equity Fund, for the one- and three-year periods ended June 30, 1998 and the period February 22, 1994 (commencement of operations) through June 30, 1998 was 21.48%, 27.86% and 23.11%, respectively;

     (vi) the U.S. Large Capitalization Equity Fund, for the period April 6, 1998 (commencement of operations) through June 30, 1998 was (1.83)%.

    (vii) the U.S. Bond Fund, for the one-year period ended June 30, 1998 and the period August 31, 1995 (commencement of operations) through June 30, 1998 was 10.60% and 7.99%, respectively; and

   (viii) the Non-U.S. Equity Fund, for the one- and three-year periods ended June 30, 1998 and the period August 31, 1993 (commencement of operations) through June 30, 1998 was 4.78%, 15.91% and 9.03%, respectively.

Based upon the foregoing calculations, the average annual total return for the UBS Investment Funds class of shares of:

     (i) the Global Fund, for the one-year period ended June 30, 1998 and the period July 31, 1995 (commencement of operations) through June 30, 1998 was 7.60% and 13.30%, respectively;

     (ii) the Global Equity Fund, for the one-year period ended June 30, 1998 and the period July 31, 1995 (commencement of operations) through June 30, 1998 was 8.15% and 16.26%, respectively;

     (iii) the Global Bond Fund, for the one-year period ended June 30, 1998 and the period July 31, 1995 (commencement of operations) through June 30, 1998 was 2.28% and 6.36%, respectively;

     (iv) the U.S. Balanced Fund, for the one-year period ended June 30, 1998 and the period July 31, 1995 (commencement of operations) through June 30, 1998 was 11.79% and 13.15%, respectively;

     (v)    the U.S. Equity Fund, for the one-year period ended June
            30, 1998 and the period July 31, 1995 (commencement of operations) through June 30, 1998 was 20.80% and 26.66%, respectively;

     (vi) the U.S. Large Capitalization Equity Fund, for the period April 6, 1998 (commencement of operations) through June 30, 1998 was (2.06)%;

     (vii) the U.S. Bond Fund, for the one-year period ended June 30, 1998 and the period August 31, 1995 (commencement of operations) through June 30, 1998 was 9.97% and 7.43%, respectively; and

     (viii) the Non-U.S. Equity Fund, for the one-year period ended June 30, 1998 and the period July 31, 1995 (commencement of operations) through June 30, 1998 was 3.90% and 13.19%, respectively.


Based on the foregoing calculations, the average annual total return for the Brinson Fund-Class N shares of:

     (i) the Global Fund, for the period June 30, 1997 (commencement of operations) through June 30, 1998 was 7.90%;

     (ii) the Global Equity Fund, for the period June 30, 1997 (commencement of operations) through June 30, 1998 was 8.60%;

     (iii) the Global Bond Fund, for the period June 30, 1997 (commencement of operations) through June 30, 1998 was 2.37%;

     (iv) the U.S. Balanced Fund, for the period June 30, 1997 (commencement of operations) through June 30, 1998 was 12.15%;

     (v) the U.S. Equity Fund, for the period June 30, 1997 (commencement of operations) through June 30, 1998 was 21.10%;

     (vi) the U.S. Large Capitalization Equity Fund, for the period April 6, 1998 (commencement of operations) through June 30, 1998 was (2.02)%;

     (vii) the U.S. Bond Fund, for the period June 30, 1997 (commencement of operations) through June 30, 1998 was 10.30%; and

     (viii) the Non-U.S. Equity Fund, for the period June 30, 1997 (commencement of operations) through June 30, 1998 was 4.51%.

YIELD
-----

As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30-day base periods. According to the SEC formula:

          Yield = 2[(a-b + 1)/6/ - 1]
                  -------------------
                           cd
where:
     a    =    dividends and interest earned during the period.
     b    =    expenses accrued for the period (net of reimbursements).
     c    =    the average daily number of shares outstanding during the period that were entitled to receive dividends.
     d    =    the maximum offering price per share on the last day of the period.

The yield of a Series may be calculated by dividing the net investment income per share earned by the particular Series during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis. A Series' net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

FINANCIAL STATEMENTS

The Series' Financial Statements for the fiscal year ended June 30, 1998 and the Reports of Independent Auditors thereon, which are contained in the Series' Annual Reports dated June 30, 1998, are incorporated herein by reference.

CORPORATE DEBT RATINGS                                                APPENDIX A

Moody's Investors Service, Inc. describes classifications of corporate bonds as follows:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

Standard & Poor's Ratings Group describes classifications of corporate bonds as follows:

     AAA - This is the highest rating assigned by Standard & Poor's Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from the AAA issues only in small degree.

     A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB - Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments.

     B - Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     CCC - Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

     CC - The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

     C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

     CI - The rating CI is reserved for income bonds on which no interest is being paid.

     D - Debt rated D is in default, or is expected to default upon maturity or payment date.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

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